DRAFT 06/16/94






          ==================================================================






                              [C&A RECEIVABLES COMPANY]

                           COLLINS & AIKMAN PRODUCTS CO.,
                                  as Master Servicer


                                ----------------------


                     RECEIVABLES TRANSFER AND SERVICING AGREEMENT


                                ----------------------



                              Dated as of June __, 1994



                                    CHEMICAL BANK,
                               as Administrative Agent







          ==================================================================

                                   TABLE OF CONTENTS
                                   -----------------

                                                                       Page
                                                                       ----

                                       ARTICLE I

                                      Definitions . . . . . . . . . . .   1
                 1.1  Defined Terms . . . . . . . . . . . . . . . . . .   1
                      -------------
                 1.2  Other Definitional Provisions . . . . . . . . . .   1
                      -----------------------------

                                       ARTICLE II

                   Acquisition and Transfer of Participating Interest .   2
                 2.1  Acquisition and Transfer of Participating
                      -----------------------------------------
                      Interest  . . . . . . . . . . . . . . . . . . . .   2
                      --------
                 2.2  Payment for Initial Transfer of a Participating
                      -----------------------------------------------
                      Interest and any Increase in Net Investment . . .   4
                      -------------------------------------------
                 2.3  Acquisition and Transfer Procedure  . . . . . . .   4
                      ----------------------------------
                 2.4  Commitment Fees . . . . . . . . . . . . . . . . .   5
                      ---------------
                 2.5  Fee and Purchase Discount Amount Calculations . .   5
                      ---------------------------------------------
                 2.6  Interest on Overdue Payments  . . . . . . . . . .   5
                      ----------------------------
                 2.7  Establishment of Accounts; Allocation of
                      ----------------------------------------
                      Collections; Reinvestment of Principal
                      --------------------------------------
                      Collections . . . . . . . . . . . . . . . . . . .   6
                      -----------
                 2.8  Payments; Pro Rata Treatment  . . . . . . . . . .   9
                      ----------------------------
                 2.9  Netting of Payments . . . . . . . . . . . . . . .   9
                      -------------------
                 2.10  Termination or Reduction of Commitment . . . . .   9
                       --------------------------------------
                 2.11  Optional Retransfer; Reduction of Net
                       -------------------------------------
                      Investment  . . . . . . . . . . . . . . . . . . .  10
                      ----------
                 2.12  Mandatory Reductions in Net Investment . . . . .  10
                       --------------------------------------

                                      ARTICLE III

                                    Increased Costs . . . . . . . . . .  11
                 3.1  Illegality  . . . . . . . . . . . . . . . . . . .  11
                      ----------
                 3.2  Indemnity . . . . . . . . . . . . . . . . . . . .  12
                      ---------
                 3.3  Requirements of Law . . . . . . . . . . . . . . .  13
                      -------------------
                 3.4  Inability to Determine Eurodollar Rate  . . . . .  14
                      --------------------------------------

            3.5  Taxes  . . . . . . . . . . . . . . . . . . . . . . . .  15
                 -----

                                       ARTICLE IV

                                      Termination . . . . . . . . . . .  17

            4.1  Termination  . . . . . . . . . . . . . . . . . . . . .  17
                 -----------

                                                                       Page
                                                                       ----

                                       ARTICLE V

                       Covenants, Representations and Warranties  . . .  18

            5.1  Representations and Warranties of the Company
                 ---------------------------------------------
                 Relating to the Company  . . . . . . . . . . . . . . .  18
                 -----------------------
                 (a)  Organization; Corporate Powers  . . . . . . . . .  18
                      ------------------------------
                 (b)  Authorization . . . . . . . . . . . . . . . . . .  18
                      -------------
                           (c)  Enforceability  . . . . . . . . . . . .  19
                                --------------
                 (d)  Consents  . . . . . . . . . . . . . . . . . . . .  19
                      --------
                 (e)  Litigation, etc . . . . . . . . . . . . . . . . .  19
                      ---------------
                 (f)  No Default, etc . . . . . . . . . . . . . . . . .  19
                      ---------------
                 (g)  Ownership of Property; Liens  . . . . . . . . . .  20
                      ----------------------------
                 (h)  Investment Company Act; Other Regulations . . . .  20
                      -----------------------------------------
                 (i)  Taxes . . . . . . . . . . . . . . . . . . . . . .  20
                      -----
                 (j)  Ownership; Subsidiaries . . . . . . . . . . . . .  20
                      -----------------------
                 (k)  Accuracy and Completeness of Information  . . . .  20
                      ----------------------------------------
                 (l)  Pro Forma Balance Sheet . . . . . . . . . . . . .  21
                      -----------------------
                 (m)  No Material Adverse Change  . . . . . . . . . . .  21
                      --------------------------
                      (n)  Solvency . . . . . . . . . . . . . . . . . .  21
                           --------
                      (o)  Employee Benefit Plans . . . . . . . . . . .  21
                           ----------------------
                 5.2  Representations and Warranties of the Company
                      ---------------------------------------------
                      Relating to this Agreement and the Receivables  .  22
                      ----------------------------------------------
                 5.3  Retransfer Obligation . . . . . . . . . . . . . .  23
                      ---------------------
                 5.4  Obligations Unaffected  . . . . . . . . . . . . .  24
                      ----------------------


                                       ARTICLE VI

                  Conditions to Effectiveness/Transfers/Reinvestments .  24
                 6.1  Effective Date  . . . . . . . . . . . . . . . . .  24
                      --------------
                 6.2  Condition to each Increase in Net Investment  . .  27
                      --------------------------------------------

                                      ARTICLE VII

                                 Affirmative Covenants  . . . . . . . .  28
                 7.1  Financial Statements  . . . . . . . . . . . . . .  28
                      --------------------
                 7.2  Certificates; Other Information . . . . . . . . .  28
                      -------------------------------
                 7.3  Existence; Businesses and Properties; Insurance;
                      ------------------------------------------------
                      Receivables . . . . . . . . . . . . . . . . . . .  29
                      -----------
                 7.4  Taxes . . . . . . . . . . . . . . . . . . . . . .  29
                      -----
                 7.5  Inspection of Property; Books and Records;
                      ------------------------------------------
                      Discussions . . . . . . . . . . . . . . . . . . .  30
                      -----------
                 7.6  Notices . . . . . . . . . . . . . . . . . . . . .  30
                      -------
                 7.7  ERISA . . . . . . . . . . . . . . . . . . . . . .  30
                      -----
                 7.8  Use of Proceeds . . . . . . . . . . . . . . . . .  31
                      ---------------
                 7.9  Separate Corporate Existence  . . . . . . . . . .  31
                      ----------------------------
                 7.10  Facility Rating  . . . . . . . . . . . . . . . .  32
                       ---------------
                 7.11  Lockbox Agreements . . . . . . . . . . . . . . .  32
                       ------------------
                 7.12  Eligible Letters of Credit . . . . . . . . . . .  32
                       --------------------------

                                                                       Page
                                                                       ----

                                      ARTICLE VIII

                                   Negative Covenants . . . . . . . . .  33
                 8.1  Accounting of Transfers . . . . . . . . . . . . .  33
                      -----------------------
                 8.2  Limitation on Indebtedness  . . . . . . . . . . .  33
                      --------------------------
                 8.3  Limitation on Liens . . . . . . . . . . . . . . .  33
                      -------------------
                 8.4  Limitation on Guarantees  . . . . . . . . . . . .  33
                      ------------------------
                 8.5  Limitation on Fundamental Changes . . . . . . . .  33
                      ---------------------------------
                 8.6  Limitation on Sale of Assets  . . . . . . . . . .  33
                      ----------------------------
                 8.7  Limitation on Dividends and Payments on
                      ---------------------------------------
                      Subordinated Notes  . . . . . . . . . . . . . . .  33
                      ------------------
                 8.8  Business of the Company . . . . . . . . . . . . .  34
                      -----------------------
                 8.9  Limitation on Investments, Loans and Advances . .  34
                      ---------------------------------------------
                 8.10  Limitation on Sales and Leasebacks . . . . . . .  34
                       ----------------------------------
                 8.11  Transactions with Affiliates . . . . . . . . . .  34
                       ----------------------------
                 8.12  Capital Stock  . . . . . . . . . . . . . . . . .  34
                       -------------
                 8.13  Amendments . . . . . . . . . . . . . . . . . . .  34
                       ----------
                 8.14  Receivables Sale Agreement, etc  . . . . . . . .  34
                       -------------------------------
                 8.15  Policies . . . . . . . . . . . . . . . . . . . .  35
                       --------
                 8.16  No Powers of Attorney  . . . . . . . . . . . . .  35
                       ---------------------
                 8.17  Receivables Not To Be Evidenced by Promissory
                       ---------------------------------------------
                      Notes . . . . . . . . . . . . . . . . . . . . . .  35
                      -----
                 8.18  Ownership of Assets and Property . . . . . . . .  35
                       --------------------------------
                 8.19  Rescission or Cancellation . . . . . . . . . . .  35
                       --------------------------
                 8.20  Ineligible Receivables . . . . . . . . . . . . .  35
                       ----------------------
                 8.21  Offices  . . . . . . . . . . . . . . . . . . . .  35
                       -------
                 8.22  Addition of Sellers  . . . . . . . . . . . . . .  36
                       -------------------
                 8.23  Optional Termination of Seller . . . . . . . . .  36
                       ------------------------------
                 8.24  Operating Expenses . . . . . . . . . . . . . . .  36
                       ------------------

                                       ARTICLE IX

                                 Events of Termination  . . . . . . . .  36

                                       ARTICLE X

                                The Administrative Agent  . . . . . . .  40
                 10.1  Appointment  . . . . . . . . . . . . . . . . . .  40
                       -----------
                 10.2  Delegation of Duties . . . . . . . . . . . . . .  40
                       --------------------
                 10.3   Exculpatory Provisions  . . . . . . . . . . . .  40
                        ----------------------
                 10.4  Reliance by the Administrative Agent . . . . . .  41
                       ------------------------------------
                 10.5  Notice of Default or Termination Event . . . . .  41
                       --------------------------------------
                 10.6  Non-Reliance on the Administrative Agent and
                       --------------------------------------------
                      Other Banks . . . . . . . . . . . . . . . . . . .  41
                      -----------
                 10.7  Indemnification  . . . . . . . . . . . . . . . .  42
                       ---------------


                 10.8  The Administrative Agent in Its Individual
                       ------------------------------------------
                      Capacity  . . . . . . . . . . . . . . . . . . . .  42
                      --------
                 10.9  Successor Administrative Agent . . . . . . . . .  43
                       ------------------------------

                                                                       Page
                                                                       ----

                                       ARTICLE XI

                                     Miscellaneous  . . . . . . . . . .  43
                 11.1  Further Assurances . . . . . . . . . . . . . . .  43
                       ------------------
                 11.2  Payments . . . . . . . . . . . . . . . . . . . .  43
                       --------
                 11.3  Costs and Expenses . . . . . . . . . . . . . . .  43
                       ------------------
                 11.4  Successors and Assigns; Participations;
                       ---------------------------------------
                      Acquiring Banks . . . . . . . . . . . . . . . . .  45
                      ---------------
                 11.5  GOVERNING LAW  . . . . . . . . . . . . . . . . .  47
                       -------------
                 11.6  No Waiver; Cumulative Remedies . . . . . . . . .  47
                       ------------------------------
                 11.7  Amendments and Waivers . . . . . . . . . . . . .  47
                       ----------------------
                 11.8  Severability . . . . . . . . . . . . . . . . . .  48
                       ------------
                 11.9  Notices  . . . . . . . . . . . . . . . . . . . .  48
                       -------
                 11.10  Counterparts  . . . . . . . . . . . . . . . . .  48
                        ------------
                 11.11  Construction of Agreement as Security
                        -------------------------------------
                      Agreement . . . . . . . . . . . . . . . . . . . .  49
                      ---------
                 11.12  Adjustments; Set-off  . . . . . . . . . . . . .  49
                        --------------------
                 11.13  Jurisdiction; Consent to Service of Process . .  50
                        -------------------------------------------
                 11.14  Acknowledgements  . . . . . . . . . . . . . . .  50
                        ----------------
                 11.15  Waiver of Jury Trial  . . . . . . . . . . . . .  51
                        --------------------
                 11.16  Confidentiality . . . . . . . . . . . . . . . .  51
                        ---------------
                 11.17  No Bankruptcy Petition  . . . . . . . . . . . .  51
                        ----------------------
                 11.18  Tax Treatment . . . . . . . . . . . . . . . . .  51
                        -------------
                 11.19  No Action by Banks  . . . . . . . . . . . . . .  52
                        ------------------

                                      ARTICLE XII

                                       Servicing
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
                 12.1  Servicing  . . . . . . . . . . . . . . . . . . .  52
                       ---------
                 12.2  Collections by the Servicers . . . . . . . . . .  55
                       ----------------------------
                 12.3  Maintenance of Records . . . . . . . . . . . . .  58
                       ----------------------
                 12.4  Rebates, Adjustments, Returns and Reductions;
                       ---------------------------------------------
                      Modifications . . . . . . . . . . . . . . . . . .  58
                      -------------
                 12.5  Daily Reports; Settlement Statements . . . . . .  59
                       ------------------------------------
                 12.6  Representations, Warranties and Covenants of
                       --------------------------------------------
                      the Servicers . . . . . . . . . . . . . . . . . .  60
                      -------------
                 12.7  Acquisition Obligation . . . . . . . . . . . . .  66
                       ----------------------
                 12.8  Obligations Unaffected . . . . . . . . . . . . .  67
                       ----------------------
                 12.9  Addition of Servicers  . . . . . . . . . . . . .  67
                       ---------------------
                 12.10  Optional Termination of Servicers . . . . . . .  67
                        ---------------------------------
                 12.11  Interest on Overdue Payments  . . . . . . . . .  67
                        ----------------------------
                 12.12  Servicer Events of Defaults . . . . . . . . . .  67
                        ---------------------------
                 12.13  Audit . . . . . . . . . . . . . . . . . . . . .  69
                        -----

            ANNEX X        Definitions

            SCHEDULES

               1       Names, Addresses and Commitments of Banks
               2       Location of Chief Executive Offices; Location of
            Books and Records
               3       Lockboxes
               4       Transactions with Affiliates
               5       Contractual Obligations
               6       Local Counsel
               7       Certain Procedures

            EXHIBITS

               A       Form of Assignment and Acceptance
               B       Form of Lockbox Agreement
               C       Form of Subordination Agreement
               D-1     Form of Opinion of Cravath, Swaine & Moore
            (Corporate)
               D-2     Form of Opinion of Cravath, Swaine & Moore
            (Bankruptcy)
               D-3     Form of Opinion of Elizabeth R. Philipp, Esq.,
                       general counsel of Collins      & Aikman Corporation
               D-4     Form of Opinion of Stikeman & Elliott, special
            Canadian counsel
               D-5     Form of Opinion of Local Counsel
               E       Form of Settlement Statement
               F       Form of Additional Servicer Supplement
               G       Form of Responsible Officer's Certificate as to
            Solvency, etc.
               H       Form of Daily Report
               I       Form of Receivables Sale Agreement

          RECEIVABLES TRANSFER AND SERVICING AGREEMENT, dated as of June __, 1994, among [C&A RECEIVABLES COMPANY], a Delaware corporation (the "Company"), COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation ("C&A Products"), as master servicer (in such capacity, the "Master Servicer"), C&A Products and each of the subsidiaries of C&A Products from time to time parties hereto, in their capacities as servicers of receivables (in such capacities, the "Servicers"), the several financial institutions from time to time parties to this Agreement (the "Banks") and CHEMICAL BANK, a New York banking corporation, as administrative agent for the Banks.


                         W I T N E S S E T H :
                         - - - - - - - - - -


          WHEREAS, the Company desires to assign and transfer to the Banks, and the Banks desire to acquire a Participating Interest (as hereinafter defined) in, all the Company's right, title and interest in, to and under the Receivables (as hereinafter defined) now existing or hereafter created and in the rights of the Company in, to and under all other Related Property (as hereinafter defined);

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:


                               ARTICLE I

                              Definitions

           1.1  Defined Terms.  Capitalized terms used in this
                -------------
Agreement shall have the respective meanings assigned to such terms in Annex X hereto unless otherwise defined herein.

           1.2  Other Definitional Provisions.  (a)  The words
                -----------------------------
"hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

          (b) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms relating to C&A Products and its Subsidiaries, unless otherwise defined herein, shall have the respective meanings given to them under GAAP.

          (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                              ARTICLE II

          Acquisition and Transfer of Participating Interest

          2.1  Acquisition and Transfer of Participating Interest.
               --------------------------------------------------
(a) By execution of this Agreement and subject to the terms and conditions contained herein, the Company does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Banks on the Effective Date and from time to time during the Commitment Period, and each Bank hereby severally agrees to acquire from the Company on the Effective Date and from time to time during the Commitment Period, a Participating Interest (up to the maximum amount specified in subsection 2.3) in all right, title and interest of the Company in, to and under the following, whether now owned or hereafter acquired (collectively, with the property described in subsections 2.1(b) and 2.1(c), the "Pooled Property"):

            (i)  all Receivables;

           (ii) (A) all goods, if any, relating to the sale which gave rise to any Receivable;

               (B) all other security interests or liens and property subject thereto from time to time purporting to secure payment of any Receivable, whether pursuant to the contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;

               (C) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Receivable whether pursuant to the contract related to such Receivable or otherwise; and

               (D) all rights (including rescission, replevin or reclamation) relating to any Receivable or arising therefrom;

          (iii) all monies due or to become due with respect to the foregoing, including, without limitation, all Recoveries; and

           (iv) all proceeds of the foregoing, including, without limitation, whatever is received upon the sale, exchange, collection or other disposition of the foregoing or proceeds thereof (the items described in clauses (ii), (iii) and (iv), collectively, the "Related Property").

          (b) The Company hereby assigns to the Administrative Agent, for the benefit of the Banks, and grants to the Administrative Agent, for the benefit of the Banks, a security interest in, all its right, title and interest in, to and under the Receivables Sale Agreement, including (i) all rights of the Company to receive moneys due and to become due under or pursuant to such agreement, whether payable as fees, expenses, costs or otherwise, (ii) all rights of the Company to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such agreement, (iii) claims of the Company for damages arising out of or for breach of or default under such agreement, (iv) the right of the Company to amend, waive or terminate such agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder and (v) all other rights, remedies, powers, privileges and claims of the Company under or in connection with such agreement (whether arising pursuant to such agreement or otherwise available to the Company at law or in equity), including the rights of the Company to enforce such agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or in connection therewith (the Pooled Property described in this sentence being referred to herein as the "Transferred Agreement").

          (c) In addition, to secure the obligations of the Company hereunder, the Company hereby grants to the Administrative Agent, for the benefit of the Banks, a security interest in all right, title and interest of the Company in, to and under the following, whether now owned or hereafter acquired:

          (i) all equipment in all its forms, wherever located, now or hereafter existing (including all software, data bases, materials, books, records, magnetic tapes, disks and cassettes relating to the Receivables and all other equipment in which information concerning the Receivables is stored), and all parts thereof and accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

          (ii)  all the following (the "Accounts"):

               (A) each Concentration Account and each Lockbox Account, all funds and other evidences of payment held therein and all certificates and instruments, if any, from time to time representing or evidencing any of such Accounts or any funds and other evidences of payment held therein;

               (B) any operating account or other accounts of the Company, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing any such operating account or any funds held therein;

               (C) all Cash Equivalents and all certificates and instruments from time to time representing or evidencing the Cash Equivalents;

               (D) all notes, certificates of deposit and other instruments from time to time hereafter delivered to, or otherwise possessed by, the Administrative Agent for and on behalf of the Company in substitution for or in addition to any of the then existing Accounts; and

               (E) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing Accounts; and

          (iii) all proceeds of or payments in respect of any and all of the foregoing (including proceeds that constitute property of the types described in clauses (i) and (ii) above and including Collections) and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee in respect thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Pooled Property.

          2.2  Payment for Initial Transfer of a Participating
               -----------------------------------------------
Interest and any Increase in Net Investment.  The undivided
- -------------------------------------------
participating interest of the Banks in the Receivables and the Related Property (the "Participating Interest"; a Bank's Commitment Percentage of such Participating Interest shall equal such Bank's "Participating Interest") shall equal, at any date of determination thereof, the Net Investment at such date. The Company shall notify the Banks of the amount of the initial transfer and assignment of a Participating Interest or any request for an Increase in Net Investment pursuant to subsection 2.3. The amount which the Banks shall pay for such initial transfer and assignment or Increase in Net Investment shall equal the amount of such initial transfer and assignment or Increase in Net Investment, as the case may be. After receipt by the Administrative Agent of the notice required by subsection 2.3(a) from the Company, the Administrative Agent shall promptly provide notice (which may be telephonic but shall be confirmed in writing) to each Bank of the Closing Date and of the portion of the Participating Interest or the Increase in Net Investment allocable to such Bank on such Closing Date. Amounts payable to the Company in respect of the initial transfer and assignment of a Participating Interest or any Increase in Net Investment on such Closing Date shall be obtained by the Administrative Agent from the Banks and paid by the Administrative Agent to the Company in accordance with the provisions of subsection 2.8(a).

          2.3  Acquisition and Transfer Procedure.  (a)  Subject to
               ----------------------------------
subsections 2.3(b) and 6.2, the initial transfer and assignment of a Participating Interest or an Increase in Net Investment of the Banks shall occur, upon notice from the Company, on the Effective Date and on each Weekly Transfer Date (each date on which the initial transfer and assignment of a Participating Interest in the Receivables or an Increase in Net Investment of the Banks occurs hereunder being herein referred to as the "Closing Date" applicable to such transfer and assignment or such increase, as the case may be) which shall occur during the Commitment Period and shall take place at the office of the Administrative Agent or such other place as may be mutually agreed upon, provided that the Company shall have given the Administrative
      --------
Agent irrevocable notice (effective upon receipt) of such request no later than (i) if the initial transfer and assignment of a Participating Interest or the Increase in Net Investment on such date is to be priced solely with reference to ABR, 12:00 Noon (New York City time) one Business Day prior to such Closing Date or (ii) if all or a portion of the initial transfer and assignment of a Participating Interest or the Increase in Net Investment is to be allocated to a Fixed Tranche, 12:00 Noon (New York City time) three Business Days prior to such Closing Date, provided, further, that the provisions of
                            --------  -------
this subsection 2.3 shall not restrict the allocations of Collections pursuant to subsection 2.7. Such notice shall state (i) the Closing Date, (ii) the amount of the initial transfer and assignment of a Participating Interest or the Increase in Net Investment, as the case may be, for the proposed transaction, (iii) what portion thereof will be allocated to a Fixed Tranche and/or the Floating

Tranche and (iv) if any portion thereof is to be allocated to a Fixed Tranche, the length of the Transfer Period therefor.

          (b)  Each Bank shall have no obligation to acquire a
Participating Interest or to increase its pro rata share of the Net
                                          --- ----
Investment on any Closing Date hereunder:

          (1) unless, in the case of an Increase in Net Investment, the Increase in Net Investment on such Closing Date is equal to at least $500,000 or an integral multiple thereof;

          (2) to the extent that, after giving effect to (A) in the case of the initial transfer and assignment of a Participating Interest, such transfer, and (B) in the case of an Increase in Net Investment, such Increase in Net Investment on such date, the Net Investment would exceed the Maximum Transfer Amount; or

          (3) if the Commitments of the Banks have terminated pursuant to Article IX.

The initial transfer and assignment of the Participating Interest or an Increase in Net Investment allocable to the Banks as a group shall be allocated to each Bank according to the Commitment Percentage of such Bank.

           2.4  Commitment Fees.  The Company agrees to pay to the
                ---------------
Administrative Agent, for the account of the Banks, a commitment fee (the "Commitment Fee") for the Commitment Period, computed at the rate of 3/8ths of 1% per annum on the average daily excess of the Maximum Commitment over the Net Investment for each day during the period for which such Commitment Fee is payable. Commitment Fees shall be payable in arrears on each Settlement Date for the relevant Settlement Period.

           2.5  Fee and Purchase Discount Amount Calculations.  (a)
                ---------------------------------------------
Calculations of per annum rates and fees under this Agreement shall be made on the basis of a 360-day year for actual days elapsed, except that Purchase Discount Amounts on the Floating Tranche determined by reference to the Prime Rate shall be calculated on the basis of a 365- (or 366-, as the case may be) day year. Each determination of the Eurodollar Rate hereunder by the Administrative Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error. Any change in the Purchase Discount Amount resulting from a change in ABR or Statutory Reserves shall become effective as of the opening of business on the day on which such change is announced.

          (b) Anything contained in this Agreement to the contrary notwithstanding, (i) the portion of the Net Investment allocable to any Fixed Tranche must be an amount equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof, (ii) no more than ten Fixed Tranches shall be outstanding at any one time, and (iii) after the occurrence and during the continuance of any Termination Event, at the end of the related Transfer Period all of the Net Investment allocated to any Fixed Tranche shall be reallocated to the Floating Tranche.

           2.6  Interest on Overdue Payments.  If any amount payable
                ----------------------------
by the Company to the Banks or the Administrative Agent hereunder, whether on account of fees or expenses or on account of amounts collected by the Company or amounts payable by the Company pursuant to subsection 3.4 or 5.3, or otherwise, is not paid by the Company or otherwise on the relevant Settlement Date or other relevant date, such amount shall be payable together with interest, payable on demand, for each day from such Settlement Date or other relevant date, as the case may be, until such amount is paid in full at a rate per annum equal to the ABR plus the Applicable ABR Margin plus 2%.
        ----                           ----

           2.7  Establishment of Accounts; Allocation of Collections;
                -----------------------------------------------------
Reinvestment of Principal Collections.
- -------------------------------------

          (a) (i) The Administrative Agent shall establish and maintain in the name of the Administrative Agent (x) with Chemical one account in the United States (the "U.S. Concentration Account"), (y) with a financial institution acceptable to the Administrative Agent one account in Canada for the purpose of receiving certain Collections in U.S. Dollars (the "Canada/U.S. Dollar Concentration Account") and
(z) with a financial institution acceptable to the Administrative Agent one account in Canada for the purpose of receiving Collections in Canadian Dollars (the "Canada/Canadian Dollar Concentration Account"). Collections deposited into each Lockbox Account will be transferred to the relevant Concentration Account as set forth in
Article XII. Collections paid directly by wire transfer by Obligors will be deposited in the relevant Concentration Account as set forth in Article XII. All Collections otherwise received by any Servicer, the Master Servicer or the Company shall be deposited by it either to a Lockbox Account or through the Automated Clearing House System into the relevant Concentration Account as set forth in Article XII. The Administrative Agent shall have sole and exclusive dominion over and control of each Concentration Account and the Company, the Servicers and the Master Servicer shall not have any dominion over or control of any such account.

          (ii) Amounts deposited in any Concentration Account shall be invested by the Administrative Agent as directed by the Master
Servicer in Cash Equivalents maturing not later than the next Business
Day.


        (iii) Any earnings (net of losses and investment expenses) on such invested funds in any Concentration Account ("Investment
Earnings") will be treated as Collections and retained therein.


         (iv) Neither the Company nor the Master Servicer nor any Servicer nor any Person claiming by, through or under the Company, any Servicer or the Master Servicer shall have any right, title or interest in, or any control over the use of, or any right to withdraw moneys from, any Concentration Account, except the right to give directions for investments of amounts on deposit therein as expressly provided for in paragraph (ii) above.

          (b) Prior to the commencement of an Amortization Period, the Collections, Retransfer Payments, Servicer Transfer Payments and Adjustment Payments deposited in the Concentration Accounts
(collectively, "Receivables Proceeds") shall be applied by the Administrative Agent on each Business Day, as follows:

          (i) first, if such Business Day is a Settlement Date, to the payment of the Monthly Servicing Fee of any Servicer that is not an Affiliate of the Company, the Master Servicer or any Seller;

          (ii) second, on each Purchase Discount Amount Payment Date occurring during the period commencing on the date of the first transfer and assignment of the Participating Interest in Receivables and Related Property pursuant to subsection 2.3(a) and ending on the date on which the Net Investment is equal to zero and the Commitments of the Banks have terminated, to the payment in arrears of accrued Purchase Discount Amount on such Business Day to the Banks in respect of the Participating Interest;

          (iii) third, to the payment of the Commitment Fees and any other amounts, if any, accrued and payable on such Business Day to the Administrative Agent and the Banks in respect of the Participating Interest;

          (iv) fourth, to the payments, if any, required by subsection 2.12 (Mandatory Reductions in Net Investment) on such Business Day;

          (v) fifth, to the payment of the Company's indemnity obligations hereunder and, then, to the Company's operating account for the payment of the operating expenses of the Company incurred or reserved for on such Business Day, provided that the
                                                    --------
     aggregate amounts paid to the Company's operating account pursuant to this clause (v) shall not exceed, for any fiscal year of the Company, $100,000;

          (vi) sixth, if such Business Day is a Settlement Date, to the payment of the Monthly Servicing Fee of any Servicer that is an Affiliate of the Company, the Master Servicer or any Seller;

          (vii) seventh, to the Company to enable the Company to acquire Receivables from the Sellers pursuant to the Receivables Sale Agreement in the aggregate amount specified in the applicable Daily Report, provided that the Company may elect to
                              --------
     (A) retain all or any portion of such amounts in the Concentration Accounts and (B) on the next Weekly Transfer Date, if the Company shall have given the Administrative Agent irrevocable notice in accordance with subsection 2.11(b), have all or any portion of such amounts remitted to the Banks on such Weekly Transfer Date and have the Net Investment reduced accordingly (subject to the payment by the Company of any amounts required pursuant to subsection 3.2);

          (viii) eighth, at the Company's option and subject to the terms of this Agreement and the Subordinated Notes, to make payments on account of the Subordinated Notes, in the aggregate amount specified in the applicable Daily Report;

          (ix) ninth, to the extent such expenses are not paid pursuant to clause (v) above, to the Company's operating account for the payment of the operating expenses of the Company incurred or reserved for such Business Day;

          (x) tenth, at the Company's option and subject to the terms of this Agreement, to the Company to enable the Company to make payments on account of Restricted Payments in the aggregate amount specified in the applicable Daily Report, so long as the outstanding principal amount of the Subordinated Notes shall be zero at the time of such payment and all accrued interest thereon shall have been paid in full;

provided, that (I) in no event shall any Receivables Proceeds be
- --------
distributed from the Concentration Accounts with respect to clauses
(iv)-(x) above to the extent such distribution would necessitate a payment under subsection 2.12; (II) in no event shall any Receivables Proceeds be distributed from the Concentration Accounts with respect to clauses (vii)-(x) (other than a distribution in accordance with the proviso in clause (vii)), if a Potential Termination Event of a type set forth in subsection 9(b)(ii) has occurred and is continuing; (III) in no event shall any Receivables Proceeds be distributed from the Concentration Accounts with respect to clauses (viii)-(x) above if a Termination Event shall have occurred and be continuing or would occur as a result of such payment; and (IV) Receivables Proceeds shall first be distributed out of the U.S. Concentration Account and the Canada/U.S. Dollar Concentration Account before any distributions are made out of the Canada/Canadian Dollar Concentration Account (except in the case of distributions to be applied to make payments in Canadian Dollars, which shall instead be distributed out of the Canada/Canadian Dollar Concentration Account so long as all obligations having a prior claim to Receivables Proceeds have been paid in full).

          (c) During any Amortization Period, all Receivables Proceeds shall be applied by the Administrative Agent as follows: (i) first, (x) to the payment of Monthly Servicing Fees of any Servicer that is not an Affiliate of the Company, the Master Servicer or any Seller and (y) to the payment of the reasonable operating expenses of the Company and (to the extent approved by the Required Banks) any Servicer that is an Affiliate of the Company, the Master Servicer or any Seller, (ii) second, to the payment to each Bank of its Commitment Percentage of such Receivables Proceeds until such time as the Net Investment and Purchase Discount Amounts thereon and the payment of all other amounts that are payable to the Administrative Agent and its Affiliates and the Banks shall have been paid in full and (iii) after such time as the Net Investment and Purchase Discount Amounts thereon and all other amounts that are due and payable to the Administrative Agent and the Banks shall have been paid in full, the remainder to the Company.

          (d) The Master Servicer shall as soon as possible after receipt of any Collections and other proceeds determine whether or not they are with respect to Purchased Receivables and shall as soon as possible notify the Administrative Agent of such determination. The Administrative Agent shall as soon as possible thereafter transfer any Collections that are not with respect to Purchased Receivables from the relevant Concentration Account to the Master Servicer for payment to the applicable Person, provided, that with respect to any
                          --------
Collections for which the Administrative Agent has not been provided such a determination by the Master Servicer by the end of the Business Day five Business Days from the date of receipt thereof, such Collections shall be deemed to be Collections with respect to Purchased Receivables and no other Person shall have any rights therein except to the extent provided in applicable state laws governing the laws of restitution and mistake. Notwithstanding the foregoing, during any Amortization Period the Administrative Agent shall apply all cash collections and other proceeds received in respect of an Obligor with respect to all Receivables of such Obligor first, to pay the
                                           -----
outstanding principal balance of Purchased Receivables (on the date of such notification) of such Obligor until Purchased Receivables with respect to such Obligor are paid in full and second, amounts in excess
                                             ------
thereof shall be paid to the Master Servicer for payment to the Person legally entitled thereto to pay the outstanding principal balance of all remaining Receivables with respect to such Obligor. The Master Servicer agrees that in making each such determination with respect to Collections and other proceeds, the Master Servicer represents and warrants at such time, to the best of the Master Servicer's knowledge, that such determination is true and correct.

          2.8  Payments; Pro Rata Treatment.  (a)  Not later than
               ----------------------------
11:00 a.m. (New York City time) on each date on which the Banks are notified to remit payments to the Administrative Agent or as the Administrative Agent shall direct on account of any Increase in Net Investment, each Bank shall make available to the Administrative Agent or as the Administrative Agent shall direct an amount in immediately available funds equal to the amount of such remittance calculated as provided herein. The Administrative Agent shall credit the proceeds of such payments in a timely manner in accordance with the instructions of the Company.

          (b) Unless the Administrative Agent shall have been notified in writing by any Bank prior to a Closing Date that such Bank will not make the amount which would constitute its portion of the Participating Interest or Increase in Net Investment on such date available to the Administrative Agent, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such Closing Date, and the Administrative Agent may, in reliance upon such assumption, make available to the Company, a corresponding amount. If such amount is made available to the Administrative Agent on a date after such Closing Date, such Bank shall pay to the Administrative Agent on demand an amount equal to the product of (i) the daily average Federal Funds Effective Rate during such period, times (ii) the amount of such Bank's portion of the Participating Interest or Increase in Net Investment, times (iii) a fraction the numerator of which is the number of days that elapse from and including such Closing Date to the date on which such Bank's funds shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent submitted to any Bank with respect to any amounts owing under this subsection 2.8(b) shall be conclusive, absent manifest error. If such Bank's portion of the Participating Interest or Increase in Net Investment is not in fact made available to the Administrative Agent by such Bank within three Business Days of such Closing Date, the Administrative Agent shall be entitled to recover such amount with interest thereon at a per annum rate equal to the ABR plus the Applicable ABR Margin, on demand, from the Company. No provision contained in this subsection 2.8(b) shall prejudice any rights of the Company against any Bank.

          (c) Except where an amount is payable to a particular Bank, the amount of such collections and amounts paid allocable to the Banks to be remitted to each Bank shall be such Bank's Commitment Percentage of the aggregate amount thereof allocable to the Banks.

          2.9  Netting of Payments.  Anything contained in this
               -------------------
Agreement to the contrary notwithstanding, the Administrative Agent may, in its sole discretion, net any amounts the Administrative Agent is required to make available to the Company on any day pursuant to subsection 2.7(b) or any other subsection of this Agreement against any amounts the Administrative Agent is required to make available to the Banks on such day pursuant to subsection 2.7(b) or any other provision of this Agreement.

          2.10  Termination or Reduction of Commitment.  The Company
                --------------------------------------
may on any Settlement Date, upon three Business Days' prior written notice to the Administrative Agent (effective upon receipt),
(i) terminate the Banks' Commitments hereunder or (ii) reduce the Maximum Commitment hereunder in an amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof; provided, that the
                                                --------
Maximum Commitment may not be reduced below the Net Investment. After receipt by the Administrative Agent of any such notice from the Company, the Administrative Agent shall promptly provide a copy of such notice to each Bank. Upon any such reduction, the Commitment of each Bank shall be reduced pro rata according to the Commitment
                           --- ----
Percentage of such Bank. Upon any such termination or reduction as aforesaid, the Maximum Commitment of the Banks shall terminate or be reduced, as the case may be. Any such termination shall not in any way affect the Company's obligations under Article III hereof. Once terminated or reduced, the Commitments of the Banks cannot be reinstated unless otherwise agreed in writing by all of the Banks.

           2.11  Optional Retransfer; Reduction of Net Investment.
                 ------------------------------------------------
(a) On any Settlement Date during the Amortization Period on which the Net Investment equals 10% or less of the Net Investment as of the first day of the Amortization Period, the Company shall have the option, exercisable upon three Business Days' prior notice to the Administrative Agent (effective upon receipt), to acquire the Banks' total Participating Interest at a transfer price equal to the Net Investment plus all accrued and unpaid fees (including without limitation, Purchase Discount Amounts) to the date of such transfer plus any amounts payable pursuant to subsections 3.2 and 3.3. After receipt by the Administrative Agent of any such notice from the Company, the Administrative Agent shall promptly provide a copy of such notice to each Bank.

          (b) The Company may, in accordance with subsection 2.7(b)(vii), reduce the Net Investment on any Weekly Transfer Date, without premium or penalty (other than amounts payable pursuant to subsection 3.2), upon at least three Business Days' irrevocable notice to the Administrative Agent, in the case of reductions in the Net Investment that are part of any Fixed Tranche, and one Business Day's irrevocable notice to the Administrative Agent, in the case of reductions in the Net Investment that are part of the Floating Tranche, specifying (a) the Tranches to be reduced, (b) the date and amount of such reduction and (c) if such reduction is of a combination of Fixed Tranche amounts and Floating Tranche amounts, the amount of reduction allocable to each (and, with respect to such Fixed Tranche, each Tranche thereof). Upon receipt of any such notice, the Administrative Agent will promptly notify each Bank thereof. If any such notice is given, amounts on deposit in the Concentration Accounts shall be applied pursuant to subsection 2.7(b)(vii) on the date specified therein. Each reduction of the Net Investment pursuant to this subsection 2.11(b) shall be in an amount equal to the lesser of (x) a whole multiple of $1,000,000 and (y) the Net Investment then outstanding.

          2.12  Mandatory Reductions in Net Investment.  (a)  On any
                --------------------------------------
Business Day on which the Net Investment exceeds the Maximum Transfer Amount, all Collections, Adjustment Payments, Servicer Transfer Payments and Retransfer Payments shall be applied on such Business Day to reduce the Net Investment (and the Purchase Discount Amounts accrued on the portion thereof so repaid) in such amount as shall be necessary so that after giving effect to such payment there shall be no such excess and, to the extent such Collections or other amounts are not sufficient to pay such excess (and the Purchase Discount Amount accrued thereon) on such Business Day, all subsequent Collections, Adjustment Payments, Servicer Transfer Payments and Retransfer Payments shall be applied to pay such excess (and the Purchase Discount Amounts accrued thereon) until so paid.

          (b) Notwithstanding anything to the contrary set forth in this Agreement, any mandatory reduction hereunder shall be applied, unless the Administrative Agent receives instructions from the Company otherwise, (i) first, to the Floating Tranche, (ii) second, to any Fixed Tranche the then applicable Transfer Period with respect to which ends on the date of the relevant payment and (iii) third, unless otherwise directed by the Company pursuant to subsection 2.12(c), to the other Fixed Tranches as selected by the Administrative Agent in its sole discretion, provided that, in any event, the Company shall
                     --------
pay such amounts, if any, required by subsection 3.2.

          (c) In the event the amount of any mandatory reduction required to be made on any date pursuant to this subsection 2.12 shall exceed the aggregate of the amounts described in clauses (i) and (ii) of paragraph (b) above with respect to such date (the amount of any such excess being called the "Excess Application Amount"), the Company
                              -------------------------
shall have the right, in lieu of making such reduction in full, to first apply such reduction in the manner contemplated by said clauses
(i) and (ii) and to deposit an amount equal to the Excess Application Amount with the Administrative Agent in a cash collateral account maintained (pursuant to documentation satisfactory to the Administrative Agent) by and in the sole dominion and control of the Administrative Agent. Any amounts so deposited shall be held by the Administrative Agent as collateral for the obligations of the Company hereunder and applied to the reduction of the applicable Fixed Tranches at the end of the current Transfer Periods applicable thereto. On any Business Day on which (x) collected amounts remain on deposit in or to the credit of such cash collateral account after giving effect to the payments made on such day pursuant to this paragraph (c) and (y) the Company shall have delivered to the Administrative Agent a written request or a telephonic request (which shall be promptly confirmed in writing) that such remaining collected amounts be invested in the Cash Equivalents specified in such request, the Administrative Agent shall use its reasonable efforts to invest such remaining collected amounts in such Cash Equivalents; provided,
                                                           --------
that the Administrative Agent shall have continuous dominion and full control over any such investments (and over any interest that accrues thereon) to the same extent that it has dominion and control over such cash collateral account and no Cash Equivalent shall mature after the end of the Transfer Period for which it is to be applied. The Company shall not have the right to withdraw any amount from such cash collateral account until the applicable Fixed Tranches have been reduced to zero and accrued Purchase Discount

Amount thereon has been paid in full or if a Termination Event or Potential Termination Event then exists or would result.

          (d) All payments under this subsection 2.12 shall be subject to subsection 3.2 but otherwise without premium or penalty. All payments in reduction of the Net Investment under this subsection
2.12 shall be accompanied by the Purchase Discount Amounts on the amount being paid accrued to the date of payment.


                              ARTICLE III

                            Increased Costs

          3.1  Illegality.  (a)  Notwithstanding any other provision
               ----------
herein, if any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Bank to purchase or maintain a Eurodollar Participating Interest as contemplated by this Agreement or to give effect to its obligations as contemplated hereby with respect to any portion of the Net Investment allocated to any Fixed Tranche, then, by written notice to the Company and to the Administrative Agent, such Bank may:

           (i) declare that a Eurodollar Participating Interest will not thereafter be purchased or maintained by such Bank hereunder, whereupon any request by the Company for a Eurodollar Participating Interest shall, as to such Bank only, be deemed a request for an ABR Participating Interest unless such declaration shall be subsequently withdrawn; and

           (ii) require that the outstanding Eurodollar Participating Interest of such Bank be converted to an ABR Participating Interest, in which event such Eurodollar Participating Interest shall be automatically converted to an ABR Participating Interest as of the effective date of such notice as provided in paragraph
     (b) below.

In the event any Bank shall exercise its rights under clause (i) or
(ii) above, all payments which would otherwise have been applied to reduce the Eurodollar Participating Interest that would have been held by such Bank or the converted Eurodollar Participating Interest of such Bank shall instead be applied to reduce the ABR Participating Interest made by such Bank in lieu of, or resulting from the conversion of, such Eurodollar Participating Interest.

          (b) For purposes of this subsection 3.1, a notice to the Company by any Bank shall be effective as to each Fixed Tranche, if lawful, on the last day of the Transfer Period currently applicable to such Fixed Tranche; in all other cases such notice shall be effective on the date of receipt by the Company.

          3.2  Indemnity.  The Company shall indemnify each Bank
               ---------
against any loss or expense (other than taxes) which such Bank may sustain or incur as a consequence of (a) any failure by the Company to fulfill on the date of any Increase in Net Investment hereunder the applicable conditions set forth in Article VI, (b) any failure by the Company to effectuate an Increase in Net Investment or to convert or continue any Fixed Tranche or Floating Tranche hereunder after irrevocable notice of such increase, conversion or continuation has been given pursuant hereto,
(c) any reduction or conversion of a Fixed Tranche required by any other provision of this Agreement or otherwise made or deemed made on a date other than the last day of the Transfer Period applicable thereto, (d) any default in reduction in respect of the Net Investment or any part thereof or the payment of Purchase Discount Amount accrued thereon, as and when such reduction is required or such amount is due and payable, as the case may be, or (e) the occurrence of any Termination Event, including, in each such case, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain any Participating Interest or any part thereof as a Eurodollar Participating Interest. Such loss or reasonable expense shall exclude loss of margin hereunder but shall include an amount equal to the excess, if any, as reasonably determined by such Bank, of (i) its cost of obtaining the funds for the Participating Interest being reduced, converted or not transferred, converted or continued (assumed to be the Eurodollar Rate applicable thereto) for the period from the date of such reduction, conversion or failure to transfer, convert or continue to the last day of the Transfer Period for such Eurodollar Participating Interest (or, in the case of a failure to transfer, convert or continue, the Transfer Period for such Eurodollar Participating Interest which would have commenced on the date of such failure) over (ii) the amount of interest (as reasonably determined by such Bank) that would be realized by such Bank in reemploying the funds in an amount equal to the amount of such reduction or conversion or the amount not transferred, converted or continued for such period or Transfer Period, as the case may be. A certificate of any Bank setting forth any amount or amounts which such Bank is entitled to receive pursuant to this subsection 3.2 (and the reasons therefor) shall be delivered to the Company and shall be conclusive absent manifest error.

           3.3  Requirements of Law.  (a)  Notwithstanding any other
                -------------------
provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Bank in respect of the Eurodollar Participating Interest of such Bank or any fees or other amounts payable hereunder (other than changes in respect of (i) taxes imposed on the overall net income of such Bank by the jurisdiction in which such Bank has its principal office or by any political subdivision or taxing authority therein and (ii) any Taxes described in subsection 3.5), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets or deposits with or for the account of or credit extended by such Bank (except any such reserve requirement which is reflected in the Eurodollar Rate) or shall impose on such Bank or the interbank eurodollar market any other condition affecting this Agreement or the Eurodollar Participating Interest of such Bank, and the result of any of the foregoing shall be to increase the cost to such Bank of purchasing or maintaining its Eurodollar Participating Interest or to reduce the amount of any sum received or receivable by such Bank hereunder (whether in repayment of the Net Investment, payment of any Purchase Discount Amount or otherwise) by an amount deemed by such Bank to be material, then the Company will pay to such Bank upon demand such additional amount or amounts as will compensate such Bank for such additional costs incurred or reduction suffered.

          (b) If any Bank shall have determined that the adoption after the date hereof of any law, rule, regulation or guideline regarding capital adequacy, or any change after the date hereof in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or any purchasing office of such Bank) or any Bank's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) made or issued after the date hereof by any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's capital or on the capital of such Bank's holding company, if any, as a consequence of this Agreement or its obligations pursuant hereto to a level below that which such Bank or such Bank's holding company would have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies and the policies of such Bank's holding company with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank or such Bank's holding company for any such reduction suffered.

          (c) A certificate of each Bank setting forth such amount or amounts as shall be necessary to compensate such Bank or its holding company as specified in paragraph (a) or (b) above, as the case may be, shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay each Bank the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

          (d) In the event any Bank delivers a notice pursuant to paragraph (e) below, the Company may require, at the Company's expense, such Bank to assign, at par plus accrued Purchase Discount Amount and fees, without recourse (in accordance with subsection 11.4) all its interests, rights and obligations hereunder (including all of its Commitment and the Participating Interests at the time held by it) to a financial institution specified by the Company provided that (i) such assignment shall not conflict with or violate any law, rule or regulation or order of any court or other Governmental Authority, (ii) the Company shall have received the written consent of the Administrative Agent, which consent shall not unreasonably be withheld, to such assignment and (iii) the Company shall have paid to the assigning Bank all monies accrued and owing hereunder to it (including pursuant to this subsection 3.3).

          (e) Promptly after any Bank has determined, in its sole judgment, that it will make a request for increased compensation pursuant to this subsection 3.3, such Bank will notify the Company thereof. Failure on the part of any Bank so to notify the Company or to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Bank's right to demand compensation with respect to such period or any other period; provided that the Company shall not be under any obligation to
- --------
compensate any Bank under subsection 3.3(b) with respect to increased costs or reductions with respect to any period prior to the date that is six months prior to such request if such Bank knew or could reasonably have been expected to be aware of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would in fact result in such increased costs or reduction; provided, further, that, the foregoing limitation shall not
           --------  -------
apply to any increased costs or reductions arising out of the retroactive application of any law, regulation, rule, guideline or directive as aforesaid within such six month period. The protection of this subsection 3.3 shall be available to each Bank regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

          3.4  Inability to Determine Eurodollar Rate.  In the event,
               --------------------------------------
and on each occasion, that on the day two Business Days prior to the commencement of any Transfer Period for a Fixed Tranche the Administrative Agent shall have determined that dollar deposits, in the respective amounts of the portion of each Bank's Eurodollar Participating Interest comprising such Fixed Tranche, are not generally available in the interbank eurodollar market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to any Bank of purchasing or maintaining its Eurodollar Participating Interest during such Transfer Period, or that reasonable means do not exist for ascertaining the Eurodollar Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telex notice of such determination to the Company and the Banks. If such notice is given, the Purchase Discount Amount applicable to that portion of the Net Investment that was to be allocated to a Fixed Tranche shall be determined by reference to the ABR. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Rate elections shall be made. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

          3.5  Taxes.  (a)  Any and all payments by the Company, any
               -----
Servicer or the Master Servicer (each, a "Tax Indemnifying Party") to the Administrative Agent or the Banks hereunder shall be made, in accordance with subsection 2.8, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) in the case of each Bank and the Administrative Agent, taxes that would not be imposed but for a connection between such Bank or the Administrative Agent (as the case may be) and the jurisdiction imposing such tax, other than a connection arising solely by virtue of the activities of such Bank or the Administrative Agent (as the case may be) pursuant to or in respect of this Agreement, including, without limitation, entering into, making purchases pursuant to, receiving payments under, or enforcing, this Agreement, and (ii) in the case of each Bank and the Administrative Agent, any United States withholding taxes payable with respect to payments hereunder under laws (including, without limitation, any statute, treaty, ruling, determination or regulation) in effect on the Initial Date (as hereinafter defined) for such Bank or the Administrative Agent, as the case may be, but not excluding any United States withholding taxes payable solely as a result of any change in such laws occurring after the Initial Date (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). For purposes of this subsection 3.5, the term "Initial Date" shall mean (i) in the case of the Administrative Agent or any Bank, the date on which such Person became a party to this Agreement and (ii) in the case of any assignment including any assignment by a Bank to a new purchasing office, the date of such assignment. If any Taxes shall be required by law to be deducted from or in respect of any sum payable hereunder to any Bank or the Administrative Agent (i) the sum payable by the relevant Tax Indemnifying Party shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this subsection 3.5) such Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the relevant Tax Indemnifying Party shall make such deductions and
(iii) the relevant Tax Indemnifying Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. No Tax Indemnifying Party shall, however, be required to pay any amounts pursuant to clause (i) of the preceding sentence to any Bank or the Administrative Agent not organized under the laws of the United States of America or a state thereof if such Bank or the Administrative Agent fails to comply with the requirements of paragraphs (f) or (g), as the case may be, and paragraph (h) of this subsection 3.5.

          (b) In addition, the Company agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").

          (c) Each Tax Indemnifying Party will indemnify each Bank and the Administrative Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this subsection 3.5) paid by such Bank or the Administrative Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within 10 days after the date any Bank or the Administrative Agent, as the case may be, makes written demand therefor. If a Bank or the Administrative Agent shall become aware that it is entitled to receive a refund or is reasonably requested by the relevant Tax Indemnifying Party to pursue a claim for a refund in respect of Taxes or Other Taxes, it shall promptly notify such Tax Indemnifying Party of the availability of such refund (unless instructed to pursue a claim by such Tax Indemnifying Party) and shall, within 30 days after receipt of a request by such Tax Indemnifying Party, pursue or timely claim such refund at such Tax Indemnifying Party's expense. If any Bank or the Administrative Agent receives a refund in respect of any Taxes or Other Taxes for which such Bank or the Administrative Agent has received payment from any Tax Indemnifying Party hereunder, it shall promptly notify such Tax Indemnifying Party of such refund and shall, within 30 days after receipt of a request by such Tax Indemnifying Party (or promptly upon receipt, if such Tax Indemnifying Party has requested application for such refund pursuant hereto), repay such refund (plus any interest received) to such Tax Indemnifying Party, provided that such Tax Indemnifying Party, upon the request of such Bank or the Administrative Agent, agrees to return such refund (plus any penalties, interest or other charges required to be paid) to such Bank or the Administrative Agent in the event such Bank or the Administrative Agent is required to repay such refund.

          (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by any Tax Indemnifying Party in respect of any payment to any Bank or the Administrative Agent, such Tax Indemnifying Party will furnish to the Administrative Agent, at its address referred to in subsection 11.2, the original or a certified copy of a receipt evidencing payment thereof.

          (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this subsection 3.5 shall survive the termination of this Agreement.

          (f) This paragraph (f) shall apply to cases where the Tax Indemnifying Party is a U.S. Person (within the meaning of the Code). Each of each Bank and the Administrative Agent that is not incorporated under the laws of the United States of America or a state thereof agrees that at least 10 days prior to the first Purchase Discount Amount Payment Date following the Initial Date in respect of such Bank, it will deliver to the Company and the Administrative Agent (if appropriate) two duly completed copies of either (i) United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that such Bank or the Administrative Agent, as the case may be, is entitled to receive payments under this Agreement payable to it without deduction or withholding of any United States federal income taxes and backup withholding taxes or is entitled to receive such payments at a reduced rate pursuant to a treaty provision or (ii) in the case of a Bank that is not a "bank" within the meaning of Section 881(c)(3) of the Code, United States Internal Revenue Service Form W-8 or successor applicable form and a statement from such Bank certifying to the fact that interest payable to it hereunder (A) will not be described in
Section 871(h)(3)(A) or Section 881(c)(3)(A), (B) or (C) of the Code and (B) will not be effectively connected with a trade or business carried on in the United States by such Bank. Each of each Bank and the Administrative Agent required to deliver to the Company and the Administrative Agent a Form 1001, 4224 or W-8 pursuant to the preceding sentence further undertakes to deliver to the Company and the Administrative Agent (if appropriate) two further copies of Form 1001, 4224 or W-8, or successor forms, or other similar manner of certification and such extensions or renewals thereof as may reasonably be requested by the Company and, in the case where a Form W-8 has been delivered, a further statement certifying to the fact set forth in clause (B) of the preceding sentence (i) at the times reasonably requested by the Company, (ii) after the occurrence of an event requiring a change in the most recent form or statement previously delivered by it to the Company or (iii) in the case of Form 1001, 4224 or W-8, on or before the date that any such form expires or becomes obsolete, and, in the case of Form 1001 or 4224, certifying that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and backup withholding taxes or is entitled to receive such payments at a reduced rate pursuant to a treaty provision, unless such Bank advises the Company that it is unable lawfully to provide such forms and other certifications and notifies the Company to such effect. Unless the Company and the Administrative Agent have received forms, certificates and other documents satisfactory to them indicating that payments hereunder to or for any Bank not incorporated under the laws of the United States or a state thereof are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the relevant Tax Indemnifying Party or the Administrative Agent, as the case may be, shall withhold such taxes from such payments at the applicable statutory rate.

          (g) This paragraph (g) shall apply to cases where the Tax Indemnifying Party is incorporated in or under the laws of Canada. Each Bank and the Administrative Agent that is not incorporated within or under the laws of Canada and that is claiming such additional amounts agrees that within a reasonable period of time following the request of the relevant Tax Indemnifying Party, it will, to the extent it is legally entitled to a reduction in the rate of or exemption from Canadian withholding taxes, deliver to the such Tax Indemnifying Party and the Administrative Agent (if appropriate) any form or document required under the laws, regulations, official interpretations or treaties enacted by, made or entered into with Canada properly completed and duly executed by such Bank or Administrative Agent establishing that any payments hereunder are exempt from Canadian withholding tax or subject to a reduced rate of Canadian withholding tax, as the case may be; provided that, in the sole determination of such Bank or the Administrative Agent, such form or document shall not be otherwise disadvantageous to such Bank or the Administrative Agent.

          (g) Any Bank claiming any additional amounts payable pursuant to this subsection 3.5 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the relevant Tax Indemnifying Party or to change the jurisdiction of its applicable purchasing office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole determination of such Bank, be otherwise disadvantageous to such Bank.


                              ARTICLE IV

                              Termination

           4.1  Termination.  This Agreement will terminate at such
                -----------
time after the expiration of the Commitment Period when the Net Investment has been reduced to zero and all other amounts owing to the Banks and the Administrative Agent hereunder shall have been paid in full; provided, however, that the
                                        --------  -------
indemnities of the Company, the Servicers and the Master Servicer to the Banks and the Administrative Agent set forth in this Agreement and, to the extent set forth in Article III, the agreements in Article III shall survive such termination. Upon (i) the expiration of the Commitment Period and (ii) the reduction of the Net Investment to zero and the payment in full of all other amounts owing to the Banks and the Administrative Agent hereunder, the Administrative Agent shall, at the expense of the Company, execute such Uniform Commercial Code termination statements and such other documents, and take such other actions, as the Company may reasonably request to evidence the termination of the ownership interest of the Banks in the Receivables and the payment of all amounts owing pursuant to and in connection with this Agreement.


                               ARTICLE V

               Covenants, Representations and Warranties


          5.1  Representations and Warranties of the Company Relating
               ------------------------------------------------------
to the Company.  The Company hereby represents and warrants to the
- --------------
Administrative Agent and the Banks, (x) as of the Effective Date, and
(y) with respect to an Increase in Net Investment, as of the related Closing Date, unless, in either case, such representation or warranty expressly relates only to a prior date, that:

          (a)  Organization; Corporate Powers.  The Company (i) is a
               ------------------------------
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, (ii) has all requisite corporate power and authority, and all material licenses, permits, franchises, consents and approvals, to own or lease its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified and in good standing as a foreign corporation to do business in every jurisdiction where such qualification is necessary, except where the failure so to qualify would not have a Material Adverse Effect and (iv) has the corporate power and authority to execute, deliver and perform each of the Transaction Documents and each agreement or instrument contemplated hereby or thereby to which it is or will be a party.

          (b)  Authorization.  The execution, delivery and performance
               -------------
of each of the Transaction Documents to which the Company is a party, the assignment and transfer of the Participating Interests hereunder and the consummation of the other transactions contemplated by any of the foregoing (collectively, the "Transactions") (i) have been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (x) violate (A) any provision of law, statute, rule or regulation (including, without limitation, Regulations G, T, U and X) or the certificate of incorporation or by-laws (or similar governing documents) of the Company, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any indenture, certificate of designation for preferred stock, agreement or other instrument to which the Company is a party or by which the Company or any of its property is bound, (y) be in conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any such indenture, agreement or other instrument where any such conflict, violation, breach or default referred to in clause
(ii)(x) or (ii)(y) of this subsection 5.1(b), individually or in the aggregate, would have a Material Adverse Effect or (z) result in the creation or imposition of any Lien upon any property or assets of the Company, except for Liens created by this Agreement.

          (c)  Enforceability.  This Agreement has been duly executed
               --------------
and delivered by the Company and constitutes, and each other Transaction Document if and when executed and delivered by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (d)  Consents.  All consents and approvals of, filings and
               --------
registrations with, and other actions in respect of, all Governmental Authorities required in order to make or consummate the Transactions have been obtained, given, filed or taken and are in full force and effect, other than any such consents, approvals, filings or other actions, the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect.

          (e)  Litigation, etc.  (i)  There are not any actions, suits
               ---------------
or proceedings at law or in equity or by or before any court or Governmental Authority now pending or, to the knowledge of the Company, threatened against or affecting the Company or any property or rights of the Company as to which there is a reasonable possibility of an adverse determination and which (x) if adversely determined, could individually or in the aggregate result in a Material Adverse Effect or (y) involve the Transaction Documents or (z) if adversely determined could materially adversely affect the Transactions.

          (ii) The Company is not in default with respect to any law, order, judgment, writ, injunction, decree, rule or regulation of any Governmental Authority where such default could have a Material Adverse Effect. The assignment and transfer of the Participating Interests hereunder, the use of the proceeds thereof and the other Transactions will not violate any applicable law or regulation or violate or be prohibited by any judgment, writ, injunction, decree or order of any court or Governmental Authority or subject the Company to any civil or criminal penalty or fine.

          (f)  No Default, etc.  (i)  The Company is not a party to
               ---------------
any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (ii) No indenture, certificate of designation for preferred stock, agreement or other instrument to which the Company is a party will prohibit or materially restrain, or have the effect of prohibiting or materially restraining, or imposing materially adverse conditions upon, the consummation of any of the Transactions.

          (iii) The Company is not in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, in either case where such default could result in a Material Adverse Effect. After giving effect to the Transactions, no Termination Event or Potential Termination Event shall have occurred and be continuing.

          (g)  Ownership of Property; Liens.  The Company has good and
               ----------------------------
marketable title to, or valid leasehold interests in, or easements on or other limited property interests in, all its material properties and assets, except for minor defects in title and limitations on property interests that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by subsection 8.3.

          (h)  Investment Company Act; Other Regulations.  (i)  The
               -----------------------------------------
Company is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          (ii) The Company is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (iii) The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

          (iv) The assignment and transfer of the Participating Interests hereunder and the use of the proceeds thereof and the other Transactions will not violate or be inconsistent with the provisions of the Regulations of the Board, including Regulations G, T, U and X.

          (i)  Taxes.  The Company has filed or caused to be filed all
               -----
Federal, and all material state and local, tax returns required to have been filed by it and has paid or caused to be paid all taxes shown thereon to be due and payable, and any assessments received by it, except taxes that are being contested in accordance with subsection 7.4. For purposes of this paragraph, "taxes" shall mean any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any Governmental Authority.

          (j)  Ownership; Subsidiaries.  All the issued and
               -----------------------
outstanding capital stock of the Company is owned, legally and beneficially, by C&A Products. The Company has no Subsidiaries.

          (k)  Accuracy and Completeness of Information.  The
               ----------------------------------------
information, reports, financial statements, exhibits and schedules furnished by or on behalf of the Company to the Administrative Agent or any Bank in connection with the negotiation of any Transaction

Document or included therein or delivered pursuant thereto, when taken as a whole, did not contain, and as they may be amended, supplemented or modified from time to time, will not contain, as of the Effective Date any material misstatement of fact and did not omit, and as they may be amended, supplemented or modified from time to time, will not omit, to state as of the Effective Date any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading in their presentation of the Transactions or of the Company.

          (l)  Pro Forma Balance Sheet.  The Company has heretofore
               -----------------------
furnished to the Administrative Agent and each of the Banks its pro forma balance sheet after giving effect to the transactions to take place on the Effective Date. Such balance sheet (i) was prepared in good faith on the basis of reasonable assumptions and (ii) discloses all material liabilities, direct or contingent, of the Company as of the date thereof.

          (m)  No Material Adverse Change.  There has been no material
               --------------------------
adverse change in the business, properties, assets, operations or financial condition of the Company (after giving effect to the Transactions contemplated to occur on or prior to the Effective Date pursuant to the Transaction Documents) since the date of the pro forma balance sheet referred to in paragraph (l) above.

          (n)  Solvency.  (i)  The fair salable value of the assets of
               --------
the Company exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company. After giving effect to the Transactions to occur on the Effective Date or such Closing Date, as applicable, the fair salable value of the assets of the Company will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company.

     (ii) The assets of the Company do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. After giving effect to the Transactions to occur on the Effective Date or such Closing Date, as applicable, the assets of the Company will not constitute unreasonably small capital for the Company to carry out its business as now conducted and as proposed to be conducted, including the capital needs of the Company taking into account the particular capital requirements of the business conducted by it and projected capital requirements and capital availability thereof.

     (iii) The Company does not intend to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by the Company and of amounts to be payable on or in respect of debt of the Company.

          (o)  Employee Benefit Plans.  The Company and each of its
               ----------------------
ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder except for such noncompliance which would not be expected to result in a Material Adverse Effect. No Reportable Event has occurred as to which the Company or any of its ERISA Affiliates was required to file a report with the PBGC, other than reports for which the 30 day notice requirement is waived, reports that have been filed and reports the failure of which to file would not result in a

Material Adverse Effect and the present value of all benefit liabilities under each Plan of the Company or any of its ERISA Affiliates (on a termination basis and based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $7,500,000 the value of the assets of such Plan. None of the Company or any of its ERISA Affiliates has incurred or could reasonably be expected to incur any Withdrawal Liability that could result in a Material Adverse Effect. None of the Company or any of its ERISA Affiliates has received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated where such reorganization or termination has resulted or could reasonably be expected to result, through increases in the contributions required to be made to such Plan or otherwise, in a Material Adverse Effect.

          The representations and warranties set forth in this subsection 5.1 shall survive the initial transfer of a Participating Interest and any Increase in the Net Investment. Upon discovery by the Company, any Bank or the Administrative Agent of a breach of any of the foregoing representations and warranties, the Person discovering such breach shall give prompt written notice to such other Persons.

          5.2  Representations and Warranties of the Company Relating
               ------------------------------------------------------
to this Agreement and the Receivables.  The Company hereby represents
- -------------------------------------
and warrants to the Administrative Agent and the Banks, (x) as of the Effective Date, and (y) with respect to an Increase in Net Investment, as of the related Closing Date, unless, in either case, such representation or warranty expressly relates only to a prior date, that:

          (a) The document or computer file delivered pursuant to subsection 6.1(j) is an accurate and complete listing in all material respects of all the Receivables as of the date set forth therein and the information contained therein with respect to the identity of such Receivables is true and correct in all material respects as of such date. As of such date, the aggregate amount of Eligible Receivables is as set forth on such document or file.

          (b) The Company has not sold, assigned or transferred, or granted any existing Lien on, the Receivables or any of the other Pooled Property, or any interest therein, to any Person, except the Banks hereunder.

          (c) Other than with respect to Receivables which the Company shall have stated in writing (in the Daily Report or otherwise) on the Closing Date therefor are not Eligible Receivables on such date, with respect to each Receivable, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Company in connection with the conveyance of such Receivable to the Banks have been duly obtained, effected or given and are in full force and effect.

          (d) This Agreement effects a valid transfer and assignment to the Banks of an undivided, participating ownership interest in all right, title and interest of the Company in the Receivables, the Related Property and the proceeds thereof, including Recoveries relating thereto, or, if this Agreement does not effect a transfer and assignment of such an ownership interest, it effects a grant of a "security interest" (as defined in the Uniform Commercial Code as in effect in the State of New
     York) in such property to the Banks, which, in the case of existing Receivables, the Related Property and the proceeds thereof, is enforceable upon execution and delivery of this Agreement, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof upon such creation. On or prior to the initial Closing Date, all filings and other acts necessary or advisable (including but not limited to all filings and other acts necessary or advisable under the Uniform Commercial Code of each relevant jurisdiction) have been made or performed in order to grant the Banks a first priority perfected ownership interest in respect of all Receivables and Related Property. On the Effective Date and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Banks shall have a first priority perfected ownership or security interest in such property.

          (e) This Agreement effects a grant of a "security interest" (as defined in the Uniform Commercial Code as in effect in the State of New York) in all of the Equipment, the Transferred Agreement and the Accounts to the Banks, which, in the case of such property and the proceeds thereof existing as of the date hereof, is enforceable upon execution and delivery of this Agreement, and which will be enforceable with respect to such property hereafter created and the proceeds thereof upon such creation. On or prior to the initial Closing Date, all filings and other acts necessary or advisable (including but not limited to all filings and other acts necessary or advisable under the Uniform Commercial Code of each relevant jurisdiction) have been made or performed in order to grant the Banks a first priority perfected ownership interest in respect of all such property. On the Effective Date and, in the case of such property hereafter created and the proceeds thereof, upon the creation thereof, the Banks shall have a first priority perfected ownership or security interest in such property.

          (f)  The chief executive office of the Company is listed on
     Schedule 2, which office is the place where the Company is "located" for the purposes of Section 9-103(3)(d) of the Uniform Commercial Code of the State of ______________, and the offices at which the Company keeps its records concerning the Receivables are also listed on said Schedule.

          (g) No Termination Event or Potential Termination Event has occurred and is continuing.

          (h) Each Receivable that is included by the Company in its determination of the aggregate Adjusted Principal Amount of all Eligible Receivables shall be a Receivable with respect to which all of the criteria contained in the definition of "Eligible Receivable" hereunder are satisfied.

          The representations and warranties set forth in this subsection 5.2 shall survive the initial transfer of a Participating Interest and any Increase in Net Investment. Upon discovery by the Company, any Bank or the Administrative Agent or of a breach of any of the foregoing representations and warranties, the Person discovering such breach shall give prompt written notice to such other Persons.

          5.3  Retransfer Obligation.  (a)  In the event of any breach
               ---------------------
of any of the representations or warranties of the Company contained in subsection 5.2(d), (e), (f) or (h), then upon the earlier to occur of the discovery of such event by the Company, or receipt by the Company of written notice of such event given by the Administrative Agent, the outstanding Principal Amount of Receivables shall be reduced by the Principal Amount of Receivables as to which such representations and warranties were breached; provided, however, that
                                              --------  -------
(i) prior to the Amortization Period, to the extent that such a reduction would cause the Invested Percentage to be more than the Maximum Invested Percentage, the Company agrees to acquire such Receivables and any Related Property with respect thereto on the terms and conditions set forth in paragraph (b) below and (ii) during the Amortization Period, the Company agrees to acquire such Receivables and any Related Property with respect thereto on the terms and conditions set forth in paragraph (b) below.

          (b) If any breach of a representation or warranty which necessitates the Company's reacquisition of a Receivable pursuant to paragraph (a) above remains uncured on the date which is 30 days after discovery or notice of such breach, the Company shall acquire such Receivable and any Related Property with respect thereto by depositing into the relevant Concentration Account in immediately available funds on such 30th day (or, if such day is not a Business Day, on the next succeeding Business Day, an amount equal to (i) prior to an Amortization Period, the lesser of (A) the amount necessary to cause the Invested Percentage to equal the Maximum Invested Percentage and
(B) the Principal Amount of such Receivable or (ii) during an Amortization Period, the Principal Amount of such Receivables (in either case, a "Retransfer Payment"). Upon deposit of the Retransfer Payment, the Banks shall automatically and without further action be deemed to transfer, assign, set-over and otherwise convey to the Company, free and clear of any Lien created by the Banks but otherwise without recourse, representation or warranty, all the right, title and interest of the Banks in and to such Receivable, all Related Property with respect thereto, all monies due or to become due with respect thereto and all proceeds thereof; and such reacquired Receivable shall be treated by the Banks as collected in full as of the date on which it was transferred. The Administrative Agent shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Company to effect the conveyance of such Receivables pursuant to this subsection
5.3. The obligation to reacquire any Receivable shall constitute the sole remedy respecting any breach of the representations, warranties and covenants set forth in subsection 5.2(d), (e), (f) or (h) with respect to such Receivables available to Banks or the Administrative Agent on behalf of the Banks.

           5.4  Obligations Unaffected.  The obligations of the
                ----------------------
Company to the Administrative Agent and the Banks under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable or any transfer and assignment of a Receivable.

                              ARTICLE VI

          Conditions to Effectiveness/Transfers/Reinvestments

           6.1  Effective Date.  This Agreement shall become effective
                --------------
on the date (the "Effective Date") on which each of the following conditions precedent are either (x) satisfied or (y) waived by the Required Banks:

          (a) The Company, each Servicer and the Master Servicer shall have delivered to the Administrative Agent, with a copy for each Bank, (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State of the state of incorporation thereof, and such certificate or articles shall be in form and substance satisfactory to the Administrative Agent, and a certificate as to the good standing of such Person as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of such Person dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the Bylaws of such Person as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions in form and substance satisfactory to the Administrative Agent and duly adopted by the Board of Directors of such Person authorizing the execution, delivery and performance of the Transaction Documents to which such Person is a party and the transactions contemplated thereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of such Person has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Transaction Document or any other document delivered in connection herewith or therewith on behalf of such Person; and
     (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

          (b) There shall have been delivered to the Administrative Agent, with a copy for each Bank, the written opinions of (i) Cravath, Swaine & Moore, special counsel for the Company, the Servicers and the Master Servicer, in substantially the forms of Exhibits D-1 and D-2, (ii) Elizabeth R. Philipp, Esq., general counsel of Collins & Aikman Corporation, in substantially the form of Exhibit D-3, (iii) Stikeman & Elliott, special Canadian counsel, in substantially the form of Exhibit D-4, and (iv) each local state counsel listed on Schedule 6, in substantially the form of Exhibit D-5, in each case addressed to the Administrative Agent and the Banks, dated the Effective Date, and in form and substance satisfactory to the Administrative Agent, and such additional opinions, if any, as may be reasonably requested by the Administrative Agent.

          (c) Appropriate financing statements relating to the Receivables shall have been executed and delivered and shall be in proper form for filing in each appropriate filing office in the jurisdiction in which the Company maintains its principal executive office.

          (d) The Administrative Agent shall have received search reports satisfactory to the Administrative Agent dated a date reasonably near to the Effective Date, listing all effective financing statements which name the Company as debtor and which are filed in the jurisdictions in which filings were made pursuant to paragraph (c) above, together with copies of such other financing statements or notices of assignment (none of which shall cover any Receivables unless a corresponding termination statement has been delivered to the Administrative Agent).

          (e) There shall have been delivered to the Administrative Agent search reports acceptable to the Administrative Agent dated a date reasonably near the Effective Date confirming the absence of any tax lien and judgment lien filings made against the Company or any of its assets in any filing office in any jurisdiction where filings were made pursuant to paragraph (c) above.

          (f) The Administrative Agent shall have received a certificate from the Company, dated the Effective Date and signed by one of its Responsible Officers, in form and substance satisfactory to the Administrative Agent, confirming compliance with the conditions precedent set forth in subsection 6.2.

          (g) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date.

          (h) The Administrative Agent shall have received (i) a copy of the Receivables Sale Agreement, duly executed on behalf of C&A Products, each of the Sellers and the Company and (ii) the Subordination Agreement, duly executed on behalf of each of C&A Products, each of the Sellers and the Company.

          (i) The initial funding under the Credit Agreement shall have occurred or shall occur simultaneously with the initial purchase under this Agreement.

          (j) The Administrative Agent shall have received a microfiche or other tangible evidence, as certified by a Responsible Officer of the Company, acceptable to the Administrative Agent, showing as of a date acceptable to the Administrative Agent prior to the Effective Date the Obligors whose Receivables have been transferred to the Company and the balance of the Receivables with respect to each such Obligor as of such date.

          (k) A Responsible Officer of the Company shall have certified that all conditions to the obligations of the Company and each of the Sellers under the Receivables Sale Agreement shall have been satisfied in all respects (or waived by the Required Banks).

          (l) The Administrative Agent shall have received an agreed-upon procedures letter relating to historical financial information with respect to the Receivables from independent auditors satisfactory to the Administrative Agent.

          (m) The Administrative Agent shall have received, as certified by a Responsible Officer of the Company, a copy of the written Policies, or, to the extent that the credit and collection policies of the Sellers are not in written form at the Effective Date, a written description of the historical credit and collection practices of the Sellers and proposed practices for the Company, in each case in form and substance acceptable to the Administrative Agent.

          (n) The Administrative Agent shall have received licenses or contingent licenses, or the Administrative Agent shall otherwise be satisfied with its ability, to use any computer programs, material tapes, disks, cassettes and data necessary or advisable to permit the collection of the Receivables by a Servicer without the participation of any Seller or the Company.

          (o) The Administrative Agent shall have reviewed the computer programs, material, data and back-up plans of the Sellers required for the collection of Receivables and shall be satisfied that the foregoing, including the procedures of the Sellers for the preparation, storage and retrieval thereof, are sufficient to permit (i) the Company or the Administrative Agent to collect the Receivables with or without the participation of the Sellers or any servicer and (ii) a third-party servicer to collect the Receivables with or without the participation of the Sellers or the Company.

          (p) The composition of the Company's Board of Directors (including the independent director) shall be reasonably acceptable to the Administrative Agent.

          (q) The Administrative Agent shall have received the pro forma opening balance sheet for the Company referred to in subsection 5.1(l).

          (r) The Administrative Agent shall have received a certificate dated the Effective Date and signed by a Responsible Officer of the Company, substantially in the form of Exhibit G, to the effect that the Company will be solvent after giving effect to the transactions occurring on the Effective Date.

          6.2  Condition to each Increase in Net Investment.  The
               --------------------------------------------
obligations of the Banks to increase the Net Investment on any Closing Date is subject to the conditions that:

          (a) no Termination Event or Potential Termination Event shall have occurred and then be continuing, and no such Termination Event or Potential Termination Event shall occur as a result of the proposed Increase in Net Investment on such Closing Date;

          (b) the representations and warranties of the Company set forth in Article V shall be true and correct in all material respects on and as of such Closing Date;

          (c) the representations and warranties of the Servicers and the Master Servicer set forth in Article XII shall be true and correct in all material respects on and as of such Closing Date; and

          (d) the Administrative Agent shall have timely received all notices, statements and certificates relating to such Closing Date required by subsections 2.3 and 12.5.

Each Increase in Net Investment on any Closing Date shall constitute a representation and warranty by the Company that the conditions to the transfer thereof on such Closing Date, as the case may be, have been satisfied.


                              ARTICLE VII

                         Affirmative Covenants

          The Company hereby agrees that, unless and until this Agreement is terminated pursuant to subsection 4.1, the Company shall:

          7.1  Financial Statements.  Furnish to each Bank:
               --------------------

          (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Company, a copy of the balance sheet of the Company as at the end of such year and the related statements of income and retained earnings and cash flows for such year, setting forth in each case (beginning with the financial statements delivered for the 1995 fiscal year) in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Arthur Andersen & Co. or other independent certified public accountants of nationally recognized standing reasonably acceptable to the Administrative Agent; and

          (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Company, the unaudited balance sheet of the Company as at the end of such quarter and the related unaudited statements of income and retained earnings and cash flows of the Company for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case, with respect to any such financial statements covering any fiscal quarter commencing after the first anniversary of the Effective Date, in comparative form the figures for the corresponding quarter and portion of the previous year, certified by a Responsible Officer of the Company as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or Responsible Officer, as the case may be, and disclosed therein).

          7.2  Certificates; Other Information.  Furnish to each Bank:
               -------------------------------

          (a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Termination Event or Potential Termination Event, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) or (b), a certificate of a Responsible Officer of the Company stating that, to the best of such Responsible Officer's knowledge, the Company during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in the Transaction Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Termination Event or Potential Termination Event, except as specified in such certificate; and

          (c) promptly, such additional financial and other information as any Bank may from time to time reasonably request by written notice to the Company (through the Administrative
     Agent).

          7.3  Existence; Businesses and Properties; Insurance;
               ------------------------------------------------
Receivables.  (a)  Do or cause to be done all things necessary to
- -----------
preserve, renew and keep in full force and effect its legal existence.

          (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; comply in all material respects with all applicable laws, rules, regulations and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times.

          (c) Keep its insurable properties insured (including through self-insurance) at all times by financially sound and reputable insurers in such amounts as shall be customary for similar businesses and maintain such other insurance, of such types, to such extent and against such risks, as is customary with companies in the same or similar businesses; and maintain such other insurance as may be required by law.

          (d) Defend the right, title and interest of the Banks in, to and under the Receivables and the other Pooled Property, whether now existing or hereafter created, against all claims of third parties claiming through or under the Company, the Sellers, the Master
Servicer or the Servicers.

          (e) Duly fulfill all material obligations on its part to be fulfilled under or in connection with each Receivable and do nothing that could reasonably be expected to impair the rights of the Banks in any Receivable.

          7.4  Taxes.  Pay and discharge promptly all taxes,
               -----
assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be
- --------  -------
required with respect to any such tax, assessment, charge, levy or claim so long as (a) the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books adequate reserves as required by GAAP with respect thereto, (b) such tax, assessment, charge, levy or claim is in respect of property taxes for property that the Company has determined to abandon and the sole recourse for such tax, assessment, charge, levy or claim is to such property or (c) the amount of such taxes assessments, charges, levies and claims and interest and penalties thereon does not exceed $100,000 in the aggregate.

          7.5  Inspection of Property; Books and Records; Discussions.
               ------------------------------------------------------
Maintain all financial records in accordance with GAAP and permit any Persons designated by the Administrative Agent to visit and inspect the financial records and the properties of the Company at reasonable times, upon reasonable notice and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any Persons designated by the Administrative Agent to discuss the affairs, finances and condition of the Company with the officers thereof and independent accountants therefor (subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract).

          7.6  Notices.  Promptly give notice to the Administrative
               -------
Agent and each Bank of:

          (a)  the occurrence of any Termination Event, Potential
     Termination Event, Servicer Default or Servicer Event of Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

          (b) any Lien not permitted by subsection 8.3 on any Receivable or any other Pooled Property other than the conveyances and Liens hereunder and under the Receivables Sale Agreement;

          (c) the filing or commencement of any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Company in respect of which there is a reasonable possibility of an adverse determination and which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and

          (d) any development known to a Responsible Officer of the Company that has resulted in, or could reasonably be anticipated to result in, a Material Adverse Effect.

          7.7  ERISA.  (a)  Comply in all material respects with the
               -----
applicable provisions of ERISA and (b) furnish to the Administrative Agent and each Bank (i) as soon as possible, and in any event within 30 days after any Responsible Officer of the Company or any ERISA Affiliate of any of them knows or has reason to know that any Reportable Event has occurred that alone or together with any other Reportable Event could reasonably be expected to result in liability of the Company or any of its ERISA Affiliates to the PBGC in an aggregate amount exceeding $10,000,000, a statement of a Responsible Officer of the Company setting forth details as to such Reportable Event and the action proposed to be taken with respect thereto, together with a copy of the notice, if any, of such Reportable Event given to the PBGC, (ii) promptly after any Responsible Officer of the Company learns of receipt thereof, a copy of any notice the Company or any of its ERISA Affiliates may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans (other than a Plan maintained by any of their ERISA Affiliates which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) or to appoint a trustee to administer any Plan or Plans, (iii) within 20 days after the due date for filing with the PBGC pursuant to Section 412(n) of the Code a notice of failure to make a required installment or other payment with respect to a Plan, a statement of a Responsible Officer of the Company setting forth details as to such failure and the action proposed to be taken with respect thereto, together with a copy of such notice given to the PBGC and (iv) promptly after any Responsible Officer of the Company learns thereof and in any event within 30 days after receipt thereof by the Company or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Company or such ERISA Affiliate concerning (A) the imposition of Withdrawal Liability or (B) a determination that a Multiemployer Plan is, or is expected to be, terminated or in reorganization, in each case within the meaning of Title IV of ERISA.

          7.8  Use of Proceeds.  The Company shall use the proceeds of
               ---------------
the initial transfer and assignment of the Participating Interest only to acquire all the Receivables owned by the Sellers on the date of such transfer and assignment and to pay fees and expenses pursuant to the Transaction Documents. The Company shall use the proceeds of any Increases in Net Investment (a) to acquire Receivables from the Sellers pursuant to the Receivables Sale Agreement in an amount not to exceed the aggregate amount specified in the applicable Daily Report,
(b) to pay operating expenses of the Company, (c) to make payments on account of the Subordinated Notes in the aggregate amount specified in the applicable Daily Report, and (d) to make payments on account of Restricted Payments in the aggregate amount specified in the applicable Daily Report.

          7.9  Separate Corporate Existence.  The Company shall:
               ----------------------------

          (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Company will not be diverted to any other Person or for other than corporate uses of the Company, nor will such funds be commingled with the funds of C&A Products or any other Affiliate of C&A Products.

          (ii) To the extent that it shares the same officers or other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

          (iii) To the extent that it jointly contracts with any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Company contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods or services are provided, and each such entity shall bear its fair share of such costs. All material transactions between the Company and any of its Affiliates are set forth on Schedule 4 (and copies of any agreements, documents or other instruments executed and delivered in connection therewith have been delivered to the Administrative Agent) and all future material transactions shall be only on an arm's-length basis.

          (iv) Maintain a principal executive and administrative office through which its business is conducted separate from those of C&A Products and its Affiliates. To the extent that the Company and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

          (v) Issue separate financial statements prepared not less frequently than quarterly and prepared according to generally accepted accounting principles.

          (vi) Conduct its affairs strictly in accordance with its certificate of incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action (or, in lieu of such meetings, authorize such action by unanimous written consent), keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

          (vii) Compensate Affiliates of the Company for operational services provided by such Affiliates in an amount equal to the amount which would be charged by unaffiliated third parties pursuant to an arm's-length transaction.

          (viii) Comply with the procedures set forth in Schedule 7 hereto. [to be based on assumptions in CSM opinion]

          7.10  Facility Rating.  Promptly upon request of the
                ---------------
Administrative Agent, at the expense of the Company, cause the receivables purchase facility created by this

Agreement to be rated by S&P or another nationally recognized rating agency designated by the Administrative Agent.

          7.11  Lockbox Agreements.  Within 60 days after the
                ------------------
Effective Date, deliver to the Administrative Agent one or more confirmations that the Lockbox Accounts, in the name of the Company, have been established in accordance with the terms of this Agreement and deliver to the Administrative Agent an executed Lockbox Agreement from each of the Lockbox Banks.

          7.12  Eligible Letters of Credit.  (a)  Submit to the
                --------------------------
relevant issuing bank all documentation necessary to effect a drawing under any Eligible Letter of Credit immediately upon the occurrence of any event entitling the Company to receive any payment thereunder and
(b) cause such payment to be deposited directly into the U.S.
Concentration Account.


                             ARTICLE VIII

                          Negative Covenants

          The Company hereby agrees that, unless and until this Agreement is terminated pursuant to subsection 4.1, the Company shall not directly or indirectly:

          8.1  Accounting of Transfers.  Prepare any financial
               -----------------------
statements which shall account for the transactions contemplated hereby (other than capital contributions contemplated hereby) in any manner other than as sales of participating interests in the Purchased Receivables by the Company to the Banks or in any other respect account for or treat the transactions contemplated hereby (including for financial accounting purposes, except as required by law) (other than capital contributions and loans from Affiliates contemplated hereby) in any manner other than as assignments and transfers of participating interests in the Purchased Receivables by the Company to the Banks, provided however that this subsection 8.1 shall not apply
           -------- -------
for any tax or tax accounting purposes.

          8.2  Limitation on Indebtedness.  Create, incur, assume or
               --------------------------
suffer to exist any Indebtedness, except: (a) Indebtedness evidenced by the Subordinated Notes; (b) Indebtedness representing fees, expenses and indemnities payable pursuant to and in accordance with the Transaction Documents; and (c) Indebtedness for services supplied or furnished to the Company in an amount not to exceed $50,000 at any time outstanding.

          8.3  Limitation on Liens.  Create, incur, assume or suffer
               -------------------
to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for (a) Liens created pursuant to this Agreement and (b) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings provided that adequate reserves with respect thereto are maintained on
- --------
the books of the Company in conformity with GAAP.

          8.4  Limitation on Guarantees.  Create, incur, assume or
               ------------------------
suffer to exist any obligation constituting a Guarantee.

          8.5  Limitation on Fundamental Changes.  Enter into any
               ---------------------------------
merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, other than the assignments and transfers to the Banks contemplated hereby.

          8.6  Limitation on Sale of Assets.  Convey, sell, lease,
               ----------------------------
assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, other than (a) the assignments and transfers contemplated hereby and (b) sales or other dispositions of property with an aggregate book value not exceeding $10,000 in any period of twelve consecutive fiscal months.

          8.7  Limitation on Dividends and Payments on Subordinated
               ----------------------------------------------------
Notes.  Declare or pay any dividend on, or make any payment on account
- -----
of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Company, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), or make, directly or indirectly, payments in any form in respect of the Subordinated Notes except that, so long as no Termination Event or Potential Termination Event shall have occurred and be continuing or would result therefrom, the Company may (a) make payments on the Subordinated Notes and (b) make Restricted Payments, each pursuant to subsection 2.7.

          8.8  Business of the Company.  Engage at any time in any
               -----------------------
business or business activity other than the acquisition of Receivables pursuant to the Receivables Sale Agreement, the assignments and transfers hereunder and the other transactions contemplated by the Transaction Documents, and any activity incidental to the foregoing and necessary or convenient to accomplish the foregoing, or enter into or be a party to any agreement or instrument other than in connection with the foregoing, except those agreements or instruments set forth on Schedule 5.

          8.9  Limitation on Investments, Loans and Advances.  Make
               ---------------------------------------------
any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except for the Receivables and the other Pooled Property.

          8.10  Limitation on Sales and Leasebacks.  Enter into any
                ----------------------------------
arrangement with any Person providing for the leasing by the Company of real or personal property which has been or is to be sold or transferred by the Company to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company.

          8.11  Transactions with Affiliates.  Sell or transfer any
                ----------------------------
property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates except (a) as expressly contemplated by the Transaction Documents; (b) as disclosed on Schedule 4; or (c) with the unanimous approval or ratification of the Board of Directors of the Company upon fair and reasonable terms no less favorable to the Company than it could reasonably expect to obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

          8.12  Capital Stock.  Issue any Capital Stock to any Person
                -------------
or permit any of its Capital Stock to be transferred to any Person, except pursuant to the Pledge Agreement.

          8.13  Amendments.  Amend (or permit to be amended) section
                ----------
___, ___, ___, ___, ___, ___, ___ or ____ of its Certificate of
Incorporation.

          8.14  Receivables Sale Agreement, etc.  Amend, supplement or
                -------------------------------
otherwise modify (or permit to be amended, supplemented or otherwise modified) the Receivables Sale Agreement or any of the other Transaction Documents or give any consent or waiver to any Seller thereunder, provided that, with respect to any Lockbox Agreement, the
            --------
Company shall be permitted to amend, supplement or otherwise modify any such Lockbox Agreement so long as (a) such amendment, supplement or modification could not be reasonably expected to have a Material Adverse Effect and (b) the Administrative Agent shall have received a substantially final draft of such amendment, supplement or modification at least five Business Days prior to the effective date thereof.

          8.15  Policies.  Amend, supplement or otherwise modify in
                --------
any material respect (or permit to be amended, supplemented or otherwise modified in any material respect) the Policies or vary the implementation of the Policies other than (a) with the consent of the Required Banks and (b) changes that are required by applicable law; provided, that material changes to the Policies shall include, without
- --------
limitation, changes to the timing of Charge-Offs of Receivables and changes to the creditworthiness criteria used in determining whether to extend credit to a Person and in determining the amount of such credit to extend.

          8.16  No Powers of Attorney.  Grant any powers of attorney
                ---------------------
to any Person for any purposes except (a) for the purpose of permitting any Person to perform any ministerial functions on behalf of the Company that are not prohibited by or inconsistent with the terms of the Transaction Documents; (b) to the Administrative Agent in connection herewith; or (c) as expressly permitted by the Transaction Documents.

          8.17  Receivables Not To Be Evidenced by Promissory Notes.
                ---------------------------------------------------
Take any action to cause any Receivable to be evidenced by any "instrument" (as defined in the Uniform Commercial Code as in effect in any state in which the Company's or any Seller's chief executive offices or books and records relating to such Receivable are located) other than as expressly contemplated by the Policies.

          8.18  Ownership of Assets and Property.  Own or lease any
                --------------------------------
material tangible assets other than as expressly contemplated pursuant to the terms of this Agreement and the other Transaction Documents, or own or lease any facilities or incur, create, assume or permit to exist any lease obligations other than arms' length lease obligations to Affiliates or third parties in respect of office space, equipment and computer time.

          8.19  Rescission or Cancellation.  Rescind or cancel any
                --------------------------
Receivable or modify or extend any term or provision of any thereof without the prior written consent of the Required Banks, except (a) in the ordinary course of its business and consistent with the Policies or (b) as required by any Requirement of Law, provided that the
                                              --------
Company may cause Receivables to become Charge-Offs and may allow Sellers to make Adjustments in accordance with subsection 2.5 of the Receivables Sale Agreement.

          8.20  Ineligible Receivables.  Without the prior written
                ----------------------
approval of the Required Banks, take any action to cause, or which would permit, an Eligible Receivable to cease to be an Eligible Receivable, except as otherwise expressly provided for in this Agreement.

          8.21  Offices.  (a)  Move outside the state where such
                -------
office is now located the location of its chief executive office or of any of the offices where it keeps its records with respect to the Receivables without (i) 30 days' prior written notice to the Administrative Agent and (ii) taking all actions reasonably requested by the Administrative Agent (including but not limited to all filings and other acts necessary or advisable under the Uniform Commercial Code of each relevant jurisdiction) in order to continue the Banks' first priority perfected ownership interest in all Receivables now owned or hereafter created or (b) fail to give the Administrative Agent prompt notice of a change within the state where such office is now located of the location of its chief executive office or any office where it keeps its records with respect to the Receivables.

          8.22  Addition of Sellers.  Agree to the addition of any
                -------------------
Subsidiary as an additional Seller pursuant to subsection 9.14 of the Receivables Sale Agreement unless (a) the Required Banks have approved such addition in writing and (b) such Subsidiary shall have been simultaneously added as a Servicer party hereto pursuant to subsection
12.9 hereof.

          8.23  Optional Termination of Seller.  Designate any Seller
                ------------------------------
as a Seller to be terminated as a Seller pursuant to subsection 9.15(b) of the Receivables Sale Agreement unless (a) the Required Banks have approved such designation in writing and (b) if such Seller is a Servicer hereunder, such Seller shall have been terminated as a Servicer pursuant to subsection 12.10 hereof.

          8.24  Operating Expenses.  Incur or otherwise become liable
                ------------------
for operating expenses other than expenses for office space, equipment, personnel, office supplies, computer time, services of third party professionals and other reasonable overhead expenses.

                              ARTICLE IX

                         Events of Termination

          If any of the following events (herein called "Termination Events") shall have occurred and be continuing:

          (a) the Company shall fail to deliver any Daily Report or any Settlement Statement conforming in all material respects to the requirements of subsection 12.5 and such failure shall continue for two consecutive Business Days after the Administrative Agent shall have delivered notice thereof to the Company, provided that if a Force Majeure Delay shall have
              --------
     occurred with respect to any Servicer or the Master Servicer, as the case may be, (i) in the case of such an event with respect to a Servicer, the failure of any Daily Report or Settlement Statement to contain information with respect to the Receivables serviced by such Servicer or (ii) in the case of such an event with respect to the Master Servicer, the failure of the Company to deliver any Daily Report or Settlement Statement, shall not, in either case, constitute a Termination Event unless such failure continues for longer than the lesser of (x) ten consecutive Business Days and (y) the length of such Force Majeure Delay (or, if greater, two Business Days) after the Administrative Agent shall have delivered notice of such failure to the Company;

          (b) the Company shall fail to pay, or the Banks or the Administrative Agent shall not be paid, any amount (i) required to be paid hereunder in respect of reduction of the Net Investment when due or (ii) required to be paid in respect of Purchase Discount Amounts, any other amounts payable to the Banks or Administrative Agent or any payment reflected in any Daily Report or Settlement Statement as being required to be made by the Company, in any case, with respect to this clause (ii), within five Business Days after the date when due;

          (c) default shall be made in the due observance or performance by the Company of any covenant, condition or agreement contained in subsection 7.3(a), 7.6(a) or 7.8 or in
     Article VIII;

          (d) the Company shall fail to observe or perform any covenant or agreement applicable to it contained herein (other than as specified in subsection (a), (b) or (c) of this Article
     IX), provided that no such failure shall constitute a Termination
          --------
     Event under this paragraph (d) unless such failure shall continue unremedied for a period of 30 consecutive days in the case of subsection 7.3(b) or 7.3(c) and 15 consecutive days in the case of all others, in each case after notice thereof from the Administrative Agent or the Required Banks to the Company;

          (e) any representation, warranty, certification or statement made or deemed made by the Company in this Agreement or in any Settlement Statement or other certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been false or misleading in any material respect on or as of the date made or deemed made; provided that a
                                                       --------
     Termination Event shall not be
     deemed to have occurred under this paragraph (e) based upon a breach of a representation or warranty contained in subsection 5.2(d), (e), (f) or (h) if the Company shall have complied with the provisions of subsection 5.3(b) in respect thereof;

          (f) (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (A) relief in respect of the Company, or of a substantial part of its property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or for a substantial part of its property or assets or (C) the winding-up or liquidation of the Company; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or (ii) the Company shall (A) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (B) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (i) above, (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or for a substantial part of its property or assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors, (F) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (G) take any action for the purpose of effecting any of the foregoing;

          (g) Holdings or any Restricted Subsidiary or any Significant Subsidiary (as each such term is defined in the Credit Agreement as in effect on the Effective Date) shall (i) fail to pay any principal or interest, regardless of amount, due in respect of Indebtedness in an aggregate principal or notional amount in excess of $7,500,000, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreements or instruments evidencing or governing any Indebtedness in an aggregate principal amount in excess of $7,500,000 if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf to cause, such Indebtedness to become due prior to its stated maturity;

          (h) (i) a Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 412(n)(1) of the Code), shall have occurred with respect to any Plan or Plans that reasonably could be expected to result in liability of the Company or any of its ERISA Affiliates to the PBGC or to a Plan in an aggregate amount exceeding $5,000,000 and, within 30 days after the reporting of any such Reportable Event to the Administrative Agent or after the receipt by the Administrative Agent of the statement required pursuant to Section 7.7(b)(iii), the Administrative Agent shall have notified the Company in writing that (x) the Required Banks have made a determination that, on the basis of such Reportable Event or Reportable Events or the failure to make a required payment, there are reasonable grounds
     (A) for the termination of such Plan or Plans by the PBGC, (B) for the appointment by the appropriate United States District Court of a trustee to administer such Plan or Plans or (C) for the imposition of a lien in favor of a Plan and (y) as a result thereof a Termination Event exists hereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan or Plans; or the PBGC shall institute proceedings to terminate any Plan or Plans; or (ii) (x) the Company or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan, (y) the Company or such ERISA Affiliate does not have reasonable grounds for contesting such Withdrawal Liability or is not in fact contesting such Withdrawal Liability in a timely and appropriate manner and (z) the amount of the Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date or dates of such notification), exceeds $7,500,000] or requires payments exceeding $7,500,000 in any year; or (iii) the Company or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate annual contributions of the Company and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding $7,500,000;

          (i)  there shall have occurred a Change in Control;

          (j) (i) one or more judgments for the payment of money in an aggregate amount in excess of $250,000 (to the extent not covered by insurance) shall be rendered against the Company and the same shall remain undischarged or stayed for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Company to enforce any such judgment or (ii) one or more judgments for the payment of money in an aggregate amount in excess of $7,500,000 (to the extent not covered by insurance) shall be rendered against Holdings or any Restricted Subsidiary (as defined in the Credit Agreement as in effect on the Effective Date) or any combination thereof and the same shall remain undischarged or stayed for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Holdings or any Restricted Subsidiary to enforce any such judgment;

          (k) any material provision of the Transaction Documents shall not be in full force and effect, enforceable in accordance with its terms, or the Company, a Seller, a Servicer or the Master Servicer, or any Affiliate of any of the foregoing, shall so assert in writing;

          (l) the Participating Interest shall for any reason cease to be a valid and perfected first priority undivided participating interest in the Receivables;

          (m) the Company shall have become an "investment company" under the Investment Company Act of 1940;

          (n) a Purchase Termination Event shall have occurred and be continuing under the Receivables Sale Agreement;

          (o) the Company shall fail to pay the Purchase Price for any newly created Receivable when due pursuant to subsection 2.3 of the Receivables Sale Agreement (including, without limitation, by application of any restrictions in such subsection); provided
                                                             --------
     that no such failure shall constitute a Termination Event under this paragraph (o) unless such failure shall continue for five consecutive Business Days;

          (p) a Servicer Event of Default shall have occurred and be continuing;

          (q) at the end of any fiscal month, the Loss to Liquidation Ratio exceeds 5%;

          (r) the ratio (expressed as a percentage) of (i) all Receivables that are more than 60 days past due at the end of any fiscal month (and are not Defaulted Receivables) to (ii) all Receivables (which are not Defaulted Receivables) at the end of such fiscal month exceeds 10%;

          (s) at the end of any fiscal month, Days Sales Outstanding with respect to such fiscal month exceeds 75 days; or

          (t) the Net Investment exceeds the Maximum Transfer Amount on the second Business Day following any Settlement Date, after giving effect to the calculation of the Required Reserve Percentage on such Settlement Date, and after application of Collections and all other payments and amounts to reduce the Net Investment to and including such second Business Day;

then, (x) if such event is (I) a Termination Event described in paragraph (f) above or (II) a Termination Event described in paragraph
(n) above resulting from a Purchase Termination Event described in paragraph (f) of Article VII of the Receivables Sale Agreement, automatically the Commitment Period shall thereupon terminate without notice of any kind, which is hereby waived by the Company and (y) if such event is any other Termination Event, so long as such Termination Event shall be continuing, with the consent of the Required Banks the Administrative Agent may, or upon the request of the Required Banks the Administrative Agent shall, by notice to the Company terminate the Commitment Period.

                               ARTICLE X

                       The Administrative Agent

          10.1  Appointment.  Each Bank hereby irrevocably designates
                -----------
and appoints the Administrative Agent as the agent of such Bank under this Agreement and each Bank irrevocably authorizes the Administrative Agent, as the agent for such Bank, to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto, including, but not limited to, the signing by the Administrative Agent, as agent for the Banks, of
any financing statements related to the Receivables.   Notwithstanding
any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Bank, the Company, any Servicer or the Master Servicer, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. Each Bank acknowledges and consents to Chemical Bank's acting as administrative agent for the lenders under the Credit Agreement and the documents delivered pursuant thereto.

          10.2  Delegation of Duties.  The Administrative Agent may
                --------------------
execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

          10.3   Exculpatory Provisions.  Neither the Administrative
                 ----------------------
Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the transactions contemplated hereby or thereby (except for its or such Person's own gross negligence or willful misconduct), (ii) responsible in any manner to any party hereto for any recitals, statements, representations or warranties made by the Company, any Servicer, the Master Servicer or any of the Banks or any officer thereof contained in this Agreement, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with this Agreement or the transactions contemplated hereby or thereby or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or (iii) for any failure of the Company, any Servicer, the Master Servicer, or any of the Banks to perform their respective obligations hereunder. The Administrative Agent shall not be under any obligation to any party hereto to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or to inspect the properties, books or records of the Company, any Servicer, the Master Servicer or any of the Banks.

          10.4  Reliance by the Administrative Agent.  The
                ------------------------------------
Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Banks and counsel to the Company, any Servicer or the Master Servicer), independent accountants and other experts selected by the Administrative Agent, as the case may be. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Banks entitled to give such a request hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks.

          10.5  Notice of Default or Termination Event.  The
                --------------------------------------
Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any default or Termination Event hereunder unless the Administrative Agent has received notice from a Bank, the Company, any Servicer or the Master Servicer referring to this Agreement, describing such default or Termination Event and stating that such notice is a "notice of default" or a "notice of Termination Event", as the case may be. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give promptly notice thereof to the Banks and to the Company. The Administrative Agent shall take such action with respect to such default or Termination Event as shall be reasonably directed by the Required Banks, provided
                                                             --------
that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such default or Termination Event as it shall deem advisable in the best interests of the Banks.

          10.6  Non-Reliance on the Administrative Agent and Other
                --------------------------------------------------
Banks.  Each Bank hereby expressly acknowledges that neither the
- -----
Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Company, any Servicer or the Master Servicer, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Bank. Each Bank hereby represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property and financial and other condition and creditworthiness of the Company, the Servicers and the Master Servicer and made its own decision to acquire a Participating Interest hereunder and enter into this Agreement. Each Bank hereby also represents that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property and financial and other condition and creditworthiness of the Company, the Servicers and the Master Servicer. Except for notices, reports and other documents expressly required to be furnished to the

Banks by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Company, any Servicer or the Master Servicer which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          10.7  Indemnification.  Each Bank hereby agrees to indemnify
                ---------------
the Administrative Agent in its capacity as such (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this subsection 10.7 (or, if indemnification is sought after the date upon which the Commitment Period shall have terminated, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all Indemnified Liabilities which may at any time (including without limitation at any time following the termination of the commitment of the Banks to increase their Participating Interest hereunder) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing, provided that no Bank shall be
                                      --------
liable for the payment of any portion of such Indemnified Liabilities resulting from the Administrative Agent's gross negligence or willful misconduct. The agreements in this subsection 10.7 shall survive the termination of the commitments of the Banks to acquire a Participating Interest hereunder, the collection of all Receivables, the termination of this Agreement and the payment of all amounts payable hereunder.

          10.8  The Administrative Agent in Its Individual Capacity.
                ---------------------------------------------------
The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company, the Servicers, the Master Servicer or any of their affiliates as though the Administrative Agent were not the Administrative Agent. With respect to any Participating Interests purchased or maintained by it under this Agreement, the Administrative Agent shall have the same rights and powers hereunder as any Bank and may exercise the same as though it were not the Administrative Agent, and the term "Bank" shall include the Administrative Agent in its individual capacity.

          10.9  Successor Administrative Agent.  Subject to the
                ------------------------------
appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by notifying the Banks and the Company. Upon any such resignation, the Required Banks shall have the right to appoint a successor, with the consent of the Company (not to be unreasonably withheld). If no successor shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, with the consent of the Company (not to be unreasonably withheld), which shall be a bank with an office in New York, New York, having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank which is also a bank. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After the Administrative Agent's resignation hereunder, the provisions of this Article X and of subsection 11.3 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

                              ARTICLE XI

                             Miscellaneous

          11.1  Further Assurances.  Each of the Company, the
                ------------------
Servicers and the Master Servicer agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments reasonably required or requested by the Administrative Agent at the request of any Bank more fully to effect the purposes of this Agreement and the assignments and transfers of the Participating Interest hereunder, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the Uniform Commercial Code, or any similar law, of any applicable jurisdiction.

          11.2  Payments.  Each payment to be made by any of the
                --------
Banks, the Company, any of the Servicers or the Master Servicer hereunder shall be made on the required payment date in Dollars and in immediately available funds at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017 or to such other office as may be specified by the Administrative Agent in a notice to the Company, the Servicers, the Master Servicer and the Banks.

          11.3  Costs and Expenses.  (a)  The Company agrees to pay
                ------------------
all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation of this Agreement and the other Transaction Documents, or by the Administrative Agent in connection with the syndication of the Commitments or the administration of this Agreement, or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or incurred by the Administrative Agent or any Bank in connection with the enforcement or protection of their rights in connection with this Agreement and the other Transaction Documents or in connection with the purchases made hereunder, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett, counsel for the Administrative Agent, and, in connection with any such enforcement or protection, the reasonable fees, charges and disbursements of any other counsel for the Administrative Agent or any Bank.

          (b) The Company agrees to indemnify the Administrative Agent, each Bank and each of their respective directors, officers, employees and agents (each such Person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this

Agreement or any other Transaction Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby,
(ii) the use of the proceeds of the initial transfer and assignment of the Participating Interest and of any Increases in Net Investment or
(iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (i) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee (treating, for this purpose only, any Bank and its directors, officers, employees and agents as a single Indemnitee) or
(ii) arise from (x) any Receivable which becomes a Charge-Off as a result of non-payment by the Obligor with respect thereto, (y) any action taken, or omitted to be taken, by any Servicer which is not an Affiliate of C&A Products, or (z) any action taken by the Banks in collecting from an Obligor.

          (c) The Company shall be entitled to assume the defense of any action for which indemnification is sought hereunder with counsel of its choice at its expense (in which case the Company shall not thereafter be responsible for the fees and expenses of any separate counsel retained by an Indemnitee except as set forth below); provided, however, that such counsel shall be reasonably satisfactory
- --------  -------
to each such Indemnitee. Notwithstanding the Company's election to assume the defense of such action, each Indemnitee shall have the right to employ separate counsel and to participate in the defense of such action, and the Company shall bear the reasonable fees, costs, and expenses of such separate counsel, if (i) the use of counsel chosen by the Company to represent such Indemnitee would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the Company and such Indemnitee and such Indemnitee shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense or such action on behalf of such Indemnitee); (iii) the Company shall not have employed counsel reasonably satisfactory to such Indemnitee to represent it within a reasonable time after notice of the institution of such action; or (iv) the Company shall authorize such Indemnitee to employ separate counsel at the Company's expense. The Company will not be liable under this Agreement for any amount paid by an Indemnitee to settle any claims or actions if the settlement is entered into without the Company's consent, which consent may not be withheld unless such settlement is unreasonable in light of such claims or actions against, and defenses available to, such Indemnitee.


          (d) Notwithstanding anything to the contrary in this subsection 11.3, this subsection 11.3 shall not apply to taxes, it being understood that the Company's only obligations with respect to taxes shall arise under subsections 3.3 and 3.5.

          (e) The provisions of this subsection 11.3 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of all or any portion of the Net Investment, the invalidity or unenforceability of any term or provision of this

Agreement or any other Transaction Document, or any investigation made by or on behalf of the Administrative Agent or any Bank. All amounts due under this subsection 11.3 shall be payable on written demand therefor.

          11.4  Successors and Assigns; Participations; Acquiring
                -------------------------------------------------
Banks.  (a)  The provisions of this Agreement shall be binding upon
- -----
and inure to the benefit of the Company, the Banks, the Master Servicer, the Servicers, the Administrative Agent and their respective successors and assigns, except that the Company, the Servicers and the Master Servicer may not assign or transfer any of its or their rights or obligations under this Agreement without the prior written consent of each Bank.

          (b) Any Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") a participation in the Participating Interest of such Bank, any Commitment of such Bank or any other interests of such Bank hereunder. In the event of any such sale by a Bank of a participation to a Participant, such Bank's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, and the Company, the Master Servicer, the Servicers and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. The Company, the Servicers, and the Master Servicer agree that if amounts outstanding under this Agreement are due or unpaid, each Participant shall be deemed to have the right of setoff in respect of its participation in amounts owing under this Agreement to the same extent and subject to the same terms and conditions as if the amount of its participation were owing directly to it as a Bank under this Agreement, provided
                                                          --------
that such right of setoff shall be subject to the obligation of such Participant to share with the Banks, and the Banks agree to share with such Participant, as provided in subsection 11.12. The Company also agrees that each Participant shall be entitled to the benefits of subsections 3.2, 3.3 and 3.5 with respect to its Participating Interest; provided that, in the case of subsection 3.5, such
          --------
Participant shall have complied with the requirements of said subsection and provided further that no Participant shall be entitled
               -------- -------
to receive any greater amount pursuant to such subsections than the transferor Bank would have been entitled to receive in respect of the amount of the participation transferred by such transferor Bank to such Participant had no such transfer occurred. Each Bank will disclose the identity of its participants to the Company and Administrative Agent if requested by the Company or the Administrative Agent.

          (c) Each Bank agrees that any agreement between such Bank and any Participant in respect of any participation shall not restrict such Bank's right to agree to any amendment, supplement or modification to this Agreement or any of the Transaction Documents except (i) to extend the Scheduled Termination Date, or increase the amount of such Bank's Commitment, or change the definition of "Maximum Invested Percentage" so as to permit the Maximum Invested Percentage to exceed [83]%, or reduce the rate or extend the time of payment of any Purchase Discount Amount or Commitment Fee, in each case to the extent such Participant is directly affected thereby and (ii) to release any substantial portion of the Pooled Property (other than pursuant to subsection 5.3 or 12.7).

          (d) Any Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell (x) to any Bank or any Bank (as defined in the Credit Agreement) or any affiliate thereof, and (y) with the consent of the Company and the Administrative Agent (which in each case shall not be unreasonably withheld or delayed), to one or more additional financial institutions ("Acquiring Banks") all or any part of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit A, executed by such Acquiring Bank, such transferor Bank and the Administrative Agent (and, in the case of a Acquiring Bank that is not then a Bank or an affiliate thereof, by the Administrative Agent and the Company) and delivered to the Administrative Agent for its acceptance and recording in the register, provided that the Commitment transferred pursuant to any
          --------
such sale to a Acquiring Bank shall be in an amount not less than the lesser of $5,000,000 and the amount of such transferor Bank's Commitment, unless (i) otherwise agreed by the Company or (ii) the assignment is to any Bank or any Lender (as defined in the Credit Agreement) or any affiliate thereof. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Acquiring Bank thereunder shall be a party hereto, shall be subject to the requirements of subsection 3.5(f) and, to the extent provided in such Assignment and Acceptance, shall have the rights and obligations of a Bank hereunder with a Commitment Percentage as set forth therein, and
(y) the assigning Bank thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such assigning Bank shall cease to be a party hereto).

          (e) The Administrative Agent shall maintain at its address referred to in subsection 11.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount of the Participating Interests owing to, each Bank from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Company, the Servicers, the Master Servicer, the Administrative Agent and the Banks may treat each Person whose name is recorded in the Register as the owner of the Participating Interests recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Company, the Servicers, the Master Servicer or any Bank at any reasonable time and from time to time upon reasonable prior notice.

          (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Bank and a Acquiring Bank (and, in the case of a Acquiring Bank that is not then a Bank or an affiliate thereof, by the Administrative Agent and the Company) together with payment to the Administrative Agent of a registration and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Banks and the Company.

          (g) Subject to subsection 11.16, the Master Servicer, each Servicer and the Company authorize each Bank to disclose to any Participant or Acquiring Bank (each, a "Transferee") and any prospective Transferee any and all financial information in such Bank's possession concerning such Servicer, the Master Servicer, the Company or any of its or their Affiliates which has been delivered to such Bank by or on behalf of such Servicer, the Master Servicer, the Company or such Affiliate in connection with such Bank's credit evaluation of such Servicer, the Master Servicer or the Company.

          11.5  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND
                -------------
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          11.6  No Waiver; Cumulative Remedies.  No failure to
                ------------------------------
exercise and no delay in exercising, on the part of the Administrative Agent or the Banks, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          11.7  Amendments and Waivers.  Neither this Agreement nor
                ----------------------
any terms hereof may be amended, supplemented or modified except in accordance with the provisions of this subsection 11.7. The Required Banks may, or, with the written consent of the Required Banks, the Administrative Agent may, from time to time, (a) enter into with the Company, the Master Servicer and the Servicers written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of the Banks, the Company, the Servicers or the Master Servicer hereunder or (b) waive, on such terms and conditions as the Required Banks or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or any default or Termination Event and its consequences; provided, however, that no
                                           --------  -------
such waiver and no such amendment, supplement or modification shall
(i) extend the Scheduled Termination Date; or reduce the rate or extend the time of payment of any Purchase Discount Amount or Commitment Fee; or extend the time of payment of any mandatory reduction of the Net Investment; or modify subsection 2.12 so that the fact that the Net Investment exceeds the Maximum Transfer Amount does not necessitate a mandatory reduction in the Net Investment; or change the definition of "Maximum Invested Percentage" so as to permit the Maximum Invested Percentage to exceed [83]%; or increase the amount of any Bank's Commitment; or amend, modify or waive any provision of this subsection 11.7; or reduce the percentage specified in the definition of Required Banks; or consent to the assignment or transfer by the Company, any Servicer or the Master Servicer of any of their respective rights and obligations under this Agreement (except in accordance with Article XII); or release any substantial portion of the Pooled Property (other than pursuant to subsection 5.3 or 12.7); in each case without the written consent of each Bank directly affected thereby or (ii) amend, modify or waive any provision of
Article X without the written consent of the Administrative Agent.
Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Banks and shall be binding upon the Company, the Servicers, the Master Servicer, the Banks, the Administrative Agent and all future holders of a Participating Interest. In the case of any waiver, the Company, the Servicers, the Master Servicer, the Banks and the

Administrative Agent shall be restored to their former position and rights hereunder, any default or Termination Event waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other default or Termination Event, or impair any right consequent thereon.

          11.8  Severability.  Any provision of this Agreement which
                ------------
is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11.9  Notices.  All notices, requests and demands to or upon
                -------
the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Company and the Administrative Agent, as set forth under their signatures on the signature pages hereof (in the case of the Master Servicer and the Servicers) and as set forth on
Schedule 1 hereto (in the case of the Banks), or to such other address as may be hereafter notified by the respective parties hereto:

              The Company:              [C&A Receivables Company]
                                      ________________________________
                                      ________________________________
                                      Attention:
                                      Telecopy No.:


              The Administrative Agent: Chemical Bank
                                      270 Park Avenue
                                      New York, New York  10017
                                      Attention:  Susan Kjorlien
                                      Telecopy:  212-270-3277

          provided that any notice, request or demand to or upon the
          --------
          Administrative Agent or the Banks pursuant to subsections 2.3, 2.7, 2.8, 2.10 and 2.11 shall not be effective until received.

                    11.10  Counterparts.  This Agreement may be executed by
                           ------------
          one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Administrative Agent.

                    11.11  Construction of Agreement as Security Agreement.
                           -----------------------------------------------
          (a) It is the intent of the parties that the transactions contemplated herein constitute assignments and transfers of the Receivables and the Related Property with respect thereto to the

          Banks. If, however, such transactions are deemed to be loans, the Company hereby grants to the Administrative Agent, for the benefit of the Banks, a first priority security interest in all of the Company's right, title and interest in and to (i) the Receivables and the Related Property now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto, (ii) the Receivables Sale Agreement and
          (iii) all "proceeds" of any of the foregoing, including, without limitation, whatever is received upon the sale, exchange, collection or other disposition of the foregoing or any proceeds thereof, to secure all the Company's obligations hereunder.

                    (b) Each Servicer hereby grants to the Administrative Agent on behalf of the Banks a first priority security interest in all of the Servicer's right, title and interest in, to and under its records relating to the Receivables and Related Property serviced by it to secure all of the Company's obligations hereunder.

                    (c) This Agreement shall constitute a security agreement under applicable law.

                    11.12  Adjustments; Set-off.  (a)  If any Bank (a
                           --------------------
          "benefitted Bank") shall at any time receive any payment of all or part of its Participating Interest of the Net Investment, or any Purchase Discount Amount in respect thereof, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in paragraph (f) of Article IX, or otherwise) in a greater proportion than any such payment to and collateral received by any other Bank, if any, in respect of such other Bank's Participating Interest of the Net Investment, or any Purchase Discount Amount in respect thereof, such benefitted Bank shall acquire for cash from the other Banks such portion of each such other Bank's Participating Interest of the Net Investment, or shall provide such other Banks with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Bank to share the excess payment or benefits of such collateral or proceeds ratably with each of the Banks; provided, however, that if all or any portion of such
                 --------  -------
          excess payment or benefits is thereafter recovered from such benefitted Bank, such acquisition shall be rescinded, and the transfer price and benefits returned, to the extent of such recovery, but without interest.

                    (b) In addition to any rights and remedies of the Banks provided by law, each Bank shall have the right, without prior notice to the Company, any such notice being expressly waived by the Company to the extent permitted by applicable law, upon any amount, other than amounts in respect of the principal amount of the Net Investment and the Purchase Discount Amounts with respect thereto, becoming due and payable by the Company hereunder (whether at the stated maturity, by acceleration or otherwise) to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Bank or any branch or agency thereof to or for the credit or the account of the Company. Each Bank agrees promptly to notify the Company and the Administrative Agent after any such set-off and application made by such Bank, provided that the
                                                          --------
          failure to give such notice shall not affect the validity of such set-off and application.

                    11.13  Jurisdiction; Consent to Service of Process.
                           -------------------------------------------
          (a) Each of the Company, the Master Servicer and each Servicer hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Transaction Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Bank may otherwise have to bring any action or proceeding relating to this Agreement or the other Transaction Documents against the Company, the Master Servicer or any Servicer or their properties in the courts of any jurisdiction.

                    (b) Each of the Company, the Master Servicer and each Servicer hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Transaction Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                    (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in subsection 11.9. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                    11.14  Acknowledgements.  Each of the Company, the
                           ----------------
          Master Servicer and each Servicer hereby acknowledges that:

                    (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Transaction Documents to which it is a party;

                    (b) neither the Administrative Agent nor any Bank has any fiduciary relationship with or duty to the Company, the Master Servicer or any Servicer arising out of or in connection with this Agreement or any of the other Transaction Documents, and the relationship between the Administrative Agent and the Banks, on one hand, and the Company, on the other hand, in connection herewith or therewith is solely that of purchaser/creditor and seller/debtor; and

                    (c) no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Banks or among the Company, the Master Servicer or any Servicer and the Banks.

                    11.15  Waiver of Jury Trial.  Each party hereto hereby
                           --------------------
          waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement or any of the other Transaction Documents. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the other Transaction Documents, as applicable, by, among other things, the mutual waivers and certifications in this subsection 11.15.

                    11.16  Confidentiality.  Each of the Banks and the
                           ---------------
          Administrative Agent agrees that it shall maintain in confidence any information relating to the Company, the Master Servicer or any Servicer furnished to it by or on behalf of the Company, the Master Servicer or any Servicer (other than information that (x) has become generally available to the public other than as a result of a disclosure by such party, (y) has been independently developed by such party without violating this subsection 11.16 or (z) was available to such party from a third party having, to such party's knowledge, no obligation of confidentiality to the Company, the Master Servicer or such Servicer, as the case may
          be) and shall not reveal the same other than (i) to its directors, officers, employees and advisors with a need to know and (ii) as contemplated by subsection 11.4(g), except: (a) to the extent necessary to comply with law or any legal process or the requirements of any Governmental Authority or of any securities exchange on which securities of the disclosing party or any Affiliate of the disclosing party are listed or traded,
          (b) as part of normal reporting or review procedures to Governmental Authorities or its parent companies, Affiliates or auditors and (c) in order to enforce its rights under any Transaction Document in a legal proceeding.

                    11.17  No Bankruptcy Petition.  Each Servicer, the
                           ----------------------
          Master Servicer, each Bank and the Administrative Agent covenants and agrees that, prior to the date which is one year and one day after the date of termination of this Agreement pursuant to subsection 4.1, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

                    11.18  Tax Treatment.  (a) The execution and delivery
                           -------------
          of this Agreement shall constitute an acknowledgement by the Banks, the Administrative Agent, the Company, the Master Servicer and each Servicer that they do not intend to establish (for Federal tax purposes) an association taxable as a corporation. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent.

                    (b) It is the intent of the Company and the Banks that, for federal, state and local income and franchise tax purposes, the Participating Interest will be indebtedness of the Company secured by the Pooled Property. The Company and the Banks agree to treat the Company as the owner of the Pooled Property and the Participating Interest as indebtedness of the Company secured by the Pooled Property and the Purchase Discount Amount as interest for federal, state and local income and franchise tax purposes (including for reporting purposes), except as otherwise required by law or any tax authorities. This subsection 11.18 shall survive the termination of this Agreement and shall be binding on all Transferees.

                    11.19  No Action by Banks.  Each of the Banks and the
                           ------------------
          Administrative Agent hereby agrees that, until the occurrence of a Purchase Termination Event, an Incipient Purchase Termination Event or a Servicer Event of Default, the Banks will not exercise, or otherwise direct the Administrative Agent to exercise on their behalf, the rights of the Company pursuant to subsection 5.15(d) of the Receivables Sale Agreement.


                                     ARTICLE XII

                                      Servicing

                    12.1  Servicing.  (a)  Appointment of Servicers.  The
                          ---------        ------------------------
          Banks and the Company hereby appoint (i) the Servicers as their agents to service and administer the Receivables originated by such Persons in their capacities as Sellers and (ii) C&A Products as their agent to coordinate the servicing of the Receivables by the Servicers. Each of the Servicers and the Master Servicer hereby consents to such appointment and agrees to service and administer the Receivables in accordance with the terms and conditions contained herein. The Company hereby appoints the Master Servicer, and the Master Servicer hereby consents to such appointment, to take any actions on behalf of the Company which by the terms hereof have been delegated to the Master Servicer and any further actions incidental thereto. The Company and the Master Servicer may agree, in accordance with subsection 8.11, that the Master Servicer may perform on behalf of the Company certain of the Company's obligations under the Transaction Documents. Prior to the occurrence of a Complete Servicing Transfer, on each Settlement Date, the Servicers and the Master Servicer shall receive the Monthly Servicing Fee for performing their functions as Servicers and Master Servicer hereunder as provided in subsection 2.7.

                    (b)  Collection Procedures.  (i)  Each Collection shall
                         ---------------------
          be deposited into a Lockbox Account and shall be transferred from such Lockbox Account to the relevant Concentration Account at least as often as once each day that is a business day for the applicable Lockbox Bank and for Chemical, such transfer to be commenced in any event by 1:00 p.m. (New York City time) on the business day following such day of deposit; provided that
                                                      --------
          Collections may, at the option of the applicable Obligor, be deposited directly into the relevant Concentration Account by wire transfer from an account of such Obligor to the Concentration Account or by means of transfer through the Automated Clearing House System. Each of the Company, the Master Servicer and each Servicer acknowledges and agrees that it shall not have any right to withdraw any funds or any remittance advisements or payment invoices on deposit in any Concentration Account or any Lockbox Account except as otherwise expressly provided in this Agreement or in the Lockbox Agreements; provided however that until the date which is 60 days
                      -------- -------
          after the Effective Date (at which time a Lockbox Account in the name of the Company shall have been established, as required hereunder), the Servicers set forth on Schedule 3 which do not have, as of the Effective Date, a Lockbox Account in place, shall be allowed to continue to receive and deposit Collections in the same manner in which such Servicer receives and deposits Collections as of the Effective Date.

                    (ii) All Collections otherwise received by any Servicer, the Master Servicer or the Company shall be deposited by it either to a Lockbox Account or through the Automated Clearing House System into the relevant Concentration Account as soon as possible after receipt thereof, such transfer to commence in no event later than the Business Day after such receipt.

                    (iii) Each of the Company, the Master Servicer and each Servicer represents, warrants, covenants and agrees that all Collections shall be collected, processed and deposited pursuant to, and in accordance with, the terms of this Agreement.

                    (iv) The Company represents, warrants, covenants and agrees that it shall not make or maintain any deposits in any bank account, deposit account or trust account with any financial institution other than the Lockbox Accounts and the Concentration Accounts as provided for by this Agreement and other than one operating account funded solely with amounts disbursed as operating expenses pursuant to subsection 2.7. The Company shall provide the Administrative Agent with the account number and location of such account, and any other information as the Administrative Agent may reasonably request with respect thereto. The Company represents, warrants, covenants and agrees that it shall have no bank accounts, deposit accounts or trust accounts other than the Lockbox Accounts and the Concentration Accounts and such operating account. The Company represents, warrants, covenants and agrees that no new bank accounts or deposit accounts will be established unless and until the Company has received the prior written consent of the Administrative Agent.

                    (v) Each of the Company, the Master Servicer and each Servicer represents, warrants, covenants and agrees that no location other than the Lockbox Accounts, and, with respect to wire transfers, the Concentration Accounts, has been established for the deposit of Collections; provided however that until the
                                          -------- -------
          date which is 60 days after the Effective Date (at which time a Lockbox Account in the name of the Company shall have been established, as required hereunder), the Servicers set forth on
          Schedule 3 which do not have, as of the Effective Date, a Lockbox Account in place, shall be allowed to continue to receive and deposit Collections in the same manner in which such Servicer receives and deposits Collections as of the Effective Date. Each of the Company, the Master Servicer and each Servicer represents, warrants, covenants and agrees that no new location for the deposit of Collections will be established unless and until the Company has received the prior written consent of the Administrative Agent.

                    (vi) The Company agrees to pay all fees for the services of the Lockbox Banks.

                    (vii) Notwithstanding anything to the contrary in this Agreement, all Collections in respect of the Receivables and all Retransfer Payments and Servicer Retransfer Payments shall be deposited (directly or through a Lockbox Account in the case of Collections) into the U.S. Concentration Account; except that Collections, Retransfer Payments and Servicer Retransfer Payments in respect of the following Receivables may instead be deposited (directly or through a Lockbox Account in the case of Collections) into the Canada/Canadian Dollar Concentration Account (in the case of Receivables denominated in Canadian Dollars) or the Canada/U.S. Dollar Concentration Account (in the case of Receivables denominated in U.S. Dollars): (x) Receivables as to which General Motors Corporation is the Obligor and (y) Receivables which have Obligors organized or located in Canada.

                    (c)  Lockbox Accounts.  Within 60 days after the
                         ----------------
          Effective Date, the Company shall deliver to the Administrative Agent fully executed letter agreements in substantially the form of Exhibit B (the "Lockbox Agreements") from each Lockbox Bank,
          (x) with such changes as to which the Administrative Agent reasonably consents or (y) in such form as the Lockbox Bank party thereto requires in the ordinary course of its business for transactions of a type similar to those contemplated by this Agreement.

                    (i) The Company shall instruct, or cause the Servicers to instruct, each Lockbox Bank to transfer at least as often as once each day that is a business day for such Lockbox Bank and for Chemical and in any event by 1:00 p.m. (New York City time) on the business day following each such day of deposit, via the Automated Clearing House System, all available funds on deposit in any Lockbox Account on such day to the relevant Concentration Account along with (unless otherwise provided in the related Lockbox Agreement) any remittance advisements or payment invoices on deposit therein.

                    (ii) In the event the Company (with the consent of the Administrative Agent) or any Servicer or any Lockbox Bank shall, after the date hereof, terminate the Lockbox Agreement with respect to the maintenance of any Lockbox Account with any Lockbox Bank for any reason, or, in the event (A) a Termination Event or Potential Termination Event shall occur and be continuing or (B) there has been a failure by any Lockbox Bank to perform any of its material obligations under the applicable Lockbox Agreement and such failure could have a Material Adverse Effect on the Banks' interest in any Receivables or the Administrative Agent's or the Banks' rights, or ability to exercise any remedies, under this Agreement, if the Administrative Agent shall demand such termination, the Company agrees to notify, or cause the responsible Servicer to notify (and, if the Company or such Servicer fails to so notify, the

          Company irrevocably grants the Administrative Agent the authority to notify) all Obligors that were depositing Collections into such terminated Lockbox Account or Lockbox Bank to make all future deposits to another Lockbox Bank with which the Company has a Lockbox Agreement that has not been terminated by the Company, by such Lockbox Bank or by demand from the Administrative Agent; provided, however, that, if the
                                --------  -------
          Administrative Agent shall demand
          termination of any Lockbox Accounts of the Company with all Lockbox Banks, the Company agrees to notify, or cause the responsible Servicer to notify (and, if the Company or such Servicer fails to so notify, the Company irrevocably grants the Administrative Agent the authority to notify) all Obligors to make all future payments directly to the relevant Concentration Account or any other account designated by the Administrative Agent.

                    (iii) The Company represents, warrants, covenants and agrees that (x) upon execution of a Lockbox Agreement with respect thereto the Administrative Agent will be authorized to receive mail delivered to any Lockbox Bank with respect to any Lockbox Account and (y) within 60 days after the Effective Date, a form of standing delivery order shall have been filed by the Company with the United States Postal Service authorizing the Administrative Agent to receive mail delivered to Lockbox Banks with respect to any Lockbox Account.

                    (iv) The Administrative Agent shall have sole and exclusive dominion over and control of each Lockbox Account and the Company and the Servicer shall not have any dominion over or control of any Lockbox Account, other than the right to authorize transfers to the Concentration Accounts as set forth herein and pursuant to the terms hereof.

                    (v) Each of the Company, the Master Servicer and each Servicer agrees that the Administrative Agent shall have the unconditional right at any time, whether or not a Termination Event or Potential Termination Event has occurred, (i) to instruct any Lockbox Bank to transfer, via the Automated Clearing House System, all available funds on deposit in any Lockbox Account to the relevant Concentration Account or (ii) to instruct any Lockbox Bank to thereafter transfer automatically at least as often as once each day that is a business day for such Lockbox Bank and for Chemical and in any event at the opening of business on the business day following each such day of deposit, via the Automated Clearing House System, all available funds on deposit in any Lockbox Account to the relevant Concentration Account along with any remittance advisements or payment invoices on deposit therein. Any such instructions may be revoked only upon the written direction of the Administrative Agent.

                    (d) The Administrative Agent shall treat all collections received by it or deposited in any Concentration Account as "Collections" for purposes of this Agreement as of the Business Day Received (as defined in the immediately succeeding sentence). As used herein, the term "Business Day Received" shall mean (i) if funds are otherwise deposited in the Concentration Account by 1:00 p.m. (New York City time), such day of deposit and (ii) if funds are deposited in the Concentration Account after 1:00 p.m. (New York City time), the Business Day next following such day of deposit.

                     12.2  Collections by the Servicers.  (a)  Each
                           ----------------------------
          Servicer will, at its cost and expense and as agent for the Banks and the Company, use its best efforts to collect, consistent with its past practices, as and when the same becomes due, the amount owing on each Receivable for which it is the Servicer. No Servicer will make any material changes that deviate from the Policies in its administrative, servicing and collection systems without the prior written approval of the Required Banks. In the event of default under any Receivable, the responsible Servicer shall have the power and authority, on behalf of the Banks and the Company, to take such action in respect of such Receivable as such Servicer may reasonably deem advisable. In the enforcement or collection of any Receivable, each Servicer shall be entitled to sue thereon in (i) its own name, (ii) if, but only if, the Administrative Agent consents in writing, as agent of the Banks, or (iii) if, but only if, the Company consents in writing, as agent for the Company. In no event shall any Servicer or the Master Servicer be entitled to take any action which would make the Administrative Agent or any of the Banks or the Company a party to any litigation without the express prior written consent of the Administrative Agent or each such Bank or the Company, as the case may be.

                    (b) The Master Servicer and the Servicers which are Affiliates of the Company, jointly and severally, agree to defend and indemnify the Banks and the Administrative Agent against all reasonable costs, expenses, claims and liabilities in respect of any action taken by the Master Servicer or any Servicer which is an Affiliate of the Company arising out of its collection or servicing efforts and relative to any Receivable or relative to any failure of compliance of any Receivable with the provisions of any law or regulation, whether Federal, state, local or foreign, applicable thereto (including, without limitation, any usury law). Each Master Servicer or Servicer which is not an Affiliate of the Company agrees to defend and indemnify the Banks and the Administrative Agent and the Company and the Sellers against all reasonable costs, expenses, claims and liabilities in respect of any action taken by such Servicer or such Master Servicer, as the case may be, relative to any Receivable, or arising out of any failure of compliance of any Receivable with the provisions of any law or regulation, whether Federal, state, local or foreign, applicable thereto (including, without
          limitation, any usury law).   The Administrative Agent and the
          Banks shall have no obligation to, and unless and until the occurrence of an event described in clause (i) or (ii) of the third sentence of subsection 12.2(d) neither the Administrative Agent nor the Banks shall, take any action or commence any legal proceedings to realize upon any Receivable (including, without limitation, any Defaulted Receivable) or to enforce any of their rights or remedies with respect thereto. Notwithstanding anything to the contrary contained in this subsection 12.2(b), neither the Master Servicer nor any Servicer shall be obligated to indemnify or otherwise hold any Person harmless with respect to any losses arising from the nonpayment of any Receivable by or on behalf of the related Obligor.

                    (c) The Servicers, the Master Servicer and the Company each hereby irrevocably grant to the Administrative Agent an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Master Servicer, such Servicer or the Company or in its own name at any time after the occurrence of a Complete Servicing Transfer all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or owned by the Master Servicer, such Servicer or the Company or transmitted to or received by the Administrative Agent as payment on account or otherwise in respect of any Receivable.

                    (d) Upon the occurrence and during the continuance of any Servicer Event of Default, the Administrative Agent shall, at the request of the Required Banks, by giving two Business Days' notice in writing to the Master Servicer (a "Transfer Notice"), terminate any or all Servicer or Master Servicer administrative, servicing and collection functions provided for herein as to any or all of the Servicers and the Master Servicer (the termination of all such functions with respect to all Servicers and the Master Servicer being referred to as a "Complete Servicing Transfer" and any other such termination being referred to as a "Partial Servicing Transfer"). Upon the occurrence of either a Partial Servicing Transfer or a Complete Servicing Transfer, without limitation, (i) a designee of the Required Banks (for purposes of paragraphs (d) through (e) of this subsection 12.2, the term "Substitute Servicer" means such designee, as appropriate) shall administer the administrative, servicing and collection functions of each affected Servicer (each, a "Transferring Servicer") (in the case of a Partial Servicing Transfer) or all Servicers and the Master Servicer (in the case of a Complete Servicing Transfer) in any manner it deems fit (which may include notifying any Obligor of the assignment to the Banks of the interest in the affected Receivables and/or directing any Obligor to make all payments in respect of the affected Receivables in the name of the Substitute Servicer), provided that the Substitute Servicer shall furnish or
                     --------
          cause to be furnished to the Company such information as such Company needs to perform its obligations under this Agreement, and the Company may, without independent investigation, rely on such information for all purposes of this Agreement and (ii) the Company, each Transferring Servicer (in the case of a Partial Servicing Transfer) or each Servicer and the Master Servicer (in the case of a Complete Servicing Transfer) shall, at its own expense, (x) if so requested by the Substitute Servicer, endorse each instrument, if any, evidencing any Receivable to the Substitute Servicer in such manner as the Substitute Servicer shall reasonably direct and (y) perform, or cause to be performed by any Person involved in administrative, servicing or collection functions on behalf of or under the direction of each Transferring Servicer (in the case of a Partial Servicing Transfer) or each Servicer and the Master Servicer (in the case of a complete Servicing Transfer) or the Company, any and all acts, any and all documents as, in each case, may be reasonably requested by the Substitute Servicer in order to effect the purposes of this Agreement and the transfer and assignment of the Participating Interest and to perfect and protect the ownership interest of the Banks in the Receivables and the Related Property. Each Servicer agrees to serve as a Substitute Servicer if so designated by the Required Banks at any time and from time to time. Upon the occurrence of a Partial Servicing Transfer or a Complete Servicing Transfer, each Transferring Servicer (in the case of a Partial Servicing Transfer) or each Servicer and the Master Servicer (in the case of a Complete Servicing Transfer) shall promptly transfer its electronic records relating to its Receivables to the Substitute Servicer in such electronic form as the Substitute Servicer may reasonably request and shall promptly transfer to the Substitute Servicer all other records, correspondence and documents necessary for the continued servicing of such Receivables in the manner and at such times as the Substitute Servicer shall reasonably request; provided that
                                                            --------
          to the extent that such Transferring Servicer or such Servicer and the Master Servicer, as the case may be, is required to have, as a result of a continuing relationship with the related Obligors, access to any such records in respect of its Receivables, the Substitute Servicer shall allow such Transferring Servicer or such Servicer and the Master Servicer, as the case may be, to have reasonable access to such records upon reasonable advance notice and so long as such access shall not disrupt or otherwise interfere with the Substitute Servicer's use of such records in performing its duties hereunder.

                    (e) Each Transferring Servicer (in the case of a Partial Servicing Transfer) or each Servicer and the Master Servicer (in the case of a Complete Servicing Transfer) and the Company shall each execute and deliver such additional documents and shall take such further action as the Substitute Servicer may reasonably request to effect or evidence the transfer of servicing and shall execute and deliver to the Substitute Servicer such powers-of-attorney (in addition to the power of attorney provided for in subsection 12.2(c)) as may be necessary or appropriate to enable the Substitute Servicer, on behalf of the Banks, to endorse for payment any check, draft or other instrument delivered in payment of any amount under or in respect of an affected Receivable. If, at any time when the provisions of subsection 12.1(c) shall have become operative, any Servicer, the Master Servicer or the Company receives any cash or checks, drafts or other instruments for the payment of money on account or otherwise in respect of the Purchased Receivables, such Servicer, the Master Servicer or the Company shall segregate such cash and other items, hold such cash and other items in trust for the benefit of the Banks and cause such cash and other items (properly endorsed, where required, so that such items may be collected by the Substitute Servicer) to be transmitted or delivered to the Substitute Servicer for deposit in the relevant Concentration Account within one Business Day after the date any such cash or other item shall have been identified and segregated by such Servicer, the Master Servicer or the Company as being on account of a Purchased Receivable.

                    12.3  Maintenance of Records.  Each Servicer and the
                          ----------------------
          Master Servicer will hold in trust for the Banks at the office of such Servicer or Master Servicer set forth in Schedule 2 such books of account and other records as it currently maintains for its own purposes in the ordinary course of its business, provided
                                                                   --------
          that, as of the date which is three months following the Effective Date, such books of account and other records shall be in a form reasonably satisfactory to the Administrative Agent to determine at any time the status of the Receivables and all collections and payments in respect thereof (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof). The Administrative Agent may at any time and from time to time upon reasonable prior notice during the regular business hours of any Servicer or the Master Servicer inspect, audit, check and make abstracts from the books, accounts, records, or other papers of such Servicer or the Master Servicer pertaining to the Receivables. From time to time upon the written request of the Administrative Agent, which request shall be promptly made upon a request therefor to the Administrative Agent by any Bank, each Servicer or the Master Servicer, at its own expense, will as promptly as is practicable deliver to the Administrative Agent a schedule of the Receivables indicating as to each Receivables information as to the Obligor thereon, the unpaid balance thereof, the amount and delinquency of any Receivable that is past due and such other information as the Administrative Agent may reasonably request. Upon the written request of the Administrative Agent, which request may only be made at any time after a Partial Servicing Transfer or a Complete Servicing Transfer, each affected Servicer and the Master Servicer, at its own expense, will deliver to the Administrative Agent, or to any agent selected by the Administrative Agent, any records pertaining thereto and evidence thereof as the Administrative Agent may deem necessary to enable it to enforce the Banks' rights thereunder; provided that to the extent that such affected
                             --------
          Servicer or the Master Servicer is required to have, as a result of a continuing relationship with the related Obligors, access to any such records in respect of its Receivables, the Administrative Agent (or the agent selected by it) shall allow such affected Servicer or the Master Servicer to have reasonable access to such records upon reasonable advance notice and so long as such access shall not disrupt or otherwise interfere with the Administrative Agent's (or its agent's) use of such records in performing its duties hereunder. Upon the expiration of the Commitment Period, the reduction of the Net Investment to zero and the payment in full of all amounts owing to the Banks and the Administrative Agent hereunder, the Administrative Agent will promptly return to the Servicers and the Master Servicer any such records delivered to the Administrative Agent or its agent.

                    12.4  Rebates, Adjustments, Returns and Reductions;
                          ---------------------------------------------
          Modifications.  From time to time a Servicer may make Adjustments
          -------------
          to Receivables in accordance with subsection 12.6(p). If the Master Servicer or any Servicer makes any Adjustment, then, in any such case, the amount of Receivables will be automatically reduced by the principal amount of such Adjustment. Any Adjustment shall be made on the Business Day on which such adjustment obligation arises or is identified. In addition, if, after giving effect to any such Adjustment, the Invested Percentage would exceed the Maximum Invested Percentage, the Company shall pay to the Administrative Agent, for the account of the Banks, an amount equal to the lesser of (i) the dollar amount of such Adjustment and (ii) the amount necessary to cause the Invested Percentage to equal the Maximum Invested Percentage (the amount of each such payment is referred to herein as an "Adjustment Payment"). Such Adjustment Payment shall be treated as a Collection and shall be distributed in accordance with the applicable provisions of subsection 2.7.

                    12.5  Daily Reports; Settlement Statements.  (a)  (i)
                          ------------------------------------
          On each Business Day the Master Servicer will prepare a written report (the "Daily Report") in the form of Exhibit H, with such changes as may be agreed upon by the Administrative Agent and the Master Servicer, setting forth for the second preceding Business Day (the "Reporting Day") total Collections, the estimated amount of Receivables and Eligible Receivables created, and such other information as the Administrative Agent may request. The Master Servicer shall complete such Daily Report and deliver it to the Administrative Agent prior to 12:00 Noon (New York City time) on the second Business Day following the Reporting Day. Each Daily Report shall be transmitted by telecopy to the Administrative Agent at the telecopy number specified in subsection 11.9.

                    (ii) On each Business Day, each Servicer shall provide the Master Servicer with a written report (a "Seller Daily Report") with respect to the Receivables serviced by such Servicer, in a form to be agreed upon by such Servicer and the Master Servicer, which report shall contain such information as the Master Servicer shall need or otherwise request in order to complete the Daily Report.

                    (b) (i) Not later than two Business Days prior to each Settlement Date until the Participating Interest of the Banks in the Receivables has been reduced to zero and the Commitments of the Banks hereunder have been terminated, the Master Servicer shall submit to the Administrative Agent a statement (hereinafter, a "Settlement Statement"), substantially in the form attached hereto as Exhibit E or such other form as may be acceptable to the Administrative Agent. Promptly upon receipt thereof, the Administrative Agent shall forward a copy of each Settlement Statement to each Bank.

                    (ii) Not later than three Business Days prior to each Settlement Date, each Servicer shall provide the Master Servicer with a written report (a "Seller Settlement Statement") with respect to the Receivables serviced by such Servicer, in a form to be agreed upon by such Servicer and the Master Servicer, which report shall contain such information as the Master Servicer shall need or otherwise request in order to complete the Settlement Statement.

                    (c) (i) Within 45 days after the end of each fiscal quarter of C&A Products, the Master Servicer will deliver to the Administrative Agent and each Bank a certificate of a Responsible Officer of the Master Servicer stating that (a) a review of the activities of the Master Servicer and each Servicer and its performance hereunder during such fiscal quarter was made under the supervision of such Responsible Officer, (b) to the best knowledge of such Responsible Officer, based on such review, the Master Servicer and each Servicer has accurately and correctly performed its obligations hereunder in all material respects throughout such quarter, or, if there has been a material default in the performance of any such obligation, specifying the nature and status of each such default and (c) to the best knowledge of such Responsible Officer, based on such review, each Daily Report and Settlement Statement was accurate and correct in all material respects, except as specified in such certificate.

                    (ii) In connection with the annual audit of the Master Servicer referred to in subsection 12.6(s)(i) and at the Administrative Agent's prior request therefor, within 90 days after the end of each fiscal year of C&A Products, the Master Servicer shall cause a firm of independent certified public accountants (who may also render other services to the Master Servicer, the Servicers and the Company) to deliver to the Administrative Agent and each Bank a report of examination to the effect that such firm has examined the activities of the Master Servicer and each Servicer with respect to the Receivables and its performance hereunder during such fiscal year and that such examination included tests relating to Receivables serviced and such other auditing procedures as such firm considered necessary under the circumstances and, except as described in such report, disclosed no material exceptions or errors in the records relating to the Receivables serviced and its material performance hereunder that, in such firm's opinion, are required to be reported by such firm.

                    12.6  Representations, Warranties and Covenants of the
                          ------------------------------------------------
          Servicers.  Each Servicer and the Master Servicer hereby makes
          ---------
          the following representations, warranties and covenants to the Banks and the Administrative Agent:

                    (a)  Organization; Corporate Powers.  Such Person (i)
                         ------------------------------
               is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, (ii) has all requisite corporate power and authority, and all material licenses, permits, franchises, consents and approvals, to own or lease its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Receivables as required by this Agreement requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a Material Adverse Effect and (iv) has the corporate power and authority to execute, deliver and perform this Agreement.

                    (b)  Authorization.  The execution, delivery and
                         -------------
               performance by such Person of this Agreement and the consummation of the other Transactions (i) have been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (x) violate (A) any provision of law, statute, rule or regulation (including, without limitation, Regulations G, T, U and X) or the certificate of incorporation or by-laws (or similar governing documents) of such Person, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any indenture, certificate of designation for preferred stock, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, (y) be in conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any such indenture, agreement or other instrument where any such conflict, violation, breach or default referred to in clause (ii)(x) or (ii)(y) of this subsection 12.6(b), individually or in the aggregate, would have a Material Adverse Effect or (z) result in the creation or imposition of any Lien upon any property or assets of the such Person.

                    (c)  Enforceability.  This Agreement has been duly
                         --------------
               executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                    (d)  Litigation, etc.  (i)  There are not any actions,
                         ---------------
               suits or proceedings at law or in equity or by or before any court or Governmental Authority now pending or, to the knowledge of such Person, threatened against or affecting such Person or any property or rights of such Person as to which there is a reasonable possibility of an adverse determination and which (x) if adversely determined, could individually or in the aggregate result in a Material Adverse Effect or (y) involve the Transaction Documents or
               (z) if adversely determined could materially adversely affect the Transactions.

                    (ii) Such Person is not in default with respect to any
               law, order, judgment, writ, injunction, decree, rule or regulation of any Governmental Authority where such default could have a Material Adverse Effect. The Transactions will not violate any applicable law or regulation or violate or be prohibited by any judgment, writ, injunction, decree or order of any court or Governmental Authority or subject such Person to any civil or criminal penalty or fine.

                    (e)  Taxes.  Such Person and each of its Subsidiaries
                         -----
               has filed or caused to be filed all Federal, and material state, local and foreign, tax returns required to have been filed by it and has paid or caused to be paid all taxes shown thereon to be due and payable, and any assessments received by it, except taxes that are being contested in good faith by appropriate proceedings and such Person or such Subsidiary, as the case may be, shall set aside on its books adequate reserves as required by GAAP with respect thereto. For purposes of this paragraph, "taxes" shall mean any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any Governmental Authority.

                    (f)  Consents.  All consents and approvals of, filings
                         --------
               and registrations with, and other actions in respect of, all Governmental Authorities required in order to make or consummate the Transactions have been obtained, given, filed or taken and are in full force and effect, other than any such consents, approvals, filings or other actions, the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect.

                    (g)  Compliance with Requirements of Law.  Such Person
                         -----------------------------------
               (i) shall duly satisfy all obligations on its part to be fulfilled under or in connection with the servicing and collection of the Receivables, (ii) will maintain in effect all qualifications required under Requirements of Law in order to properly service the Receivables and (iii) will comply in all respects with all Requirements of Law in connection with servicing the Receivables, except, in each case, where such conduct could not have a Material Adverse Effect.

                    (h)  Agreement to Cooperate.  The Master Servicer shall
                         ----------------------
               from time to time and at any time provide, and shall cause its Subsidiaries to provide, information with respect to the business, operations, properties and financial matters of the Master Servicer and such Subsidiaries to the Company, its officers, employees, agents and professional advisers in connection with the replacement or refinancing, in whole or in part, of this Agreement and the other Transaction Documents with a new receivables financing facility in which ownership interests in, or notes, commercial paper, certificates or other debt instruments secured by, the Receivables shall be sold in one or more public offerings, private placements or otherwise (such facility, the "Replacement Facility"), and the Master Servicer shall otherwise cooperate with, and cause its Subsidiaries to cooperate with, the Company and such officers, employees, agents and professional advisers in the negotiation, development, preparation and execution of, such Replacement Facility.

                    (i)  Protection of Banks' Rights.  Such Person shall
                         ---------------------------
               take no action, nor omit to take any action, which act or omission would substantially impair the rights of Banks in the Receivables, nor shall it reschedule, revise or defer payments due on any Receivable except in accordance with the Policies or except as otherwise expressly permitted by this Agreement; provided, that such Person shall have no obligation to the
               --------
               Banks or the Administrative Agent under this paragraph (i) in respect of Receivables which become Charge-Offs as a result of non-payment by the Obligor with respect thereto.

                    (j)  Security Interest.  Except for the conveyance
                         -----------------
               hereunder and under the Receivables Sale Agreement, such Person will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable or other Pooled Property transferred and assigned to the Banks, whether now existing or hereafter created, or any interest therein, and such Person shall defend the right, title and interest of the Banks in, to and under any Receivable or other Pooled Property transferred and assigned to the Banks, whether now existing or hereafter created, against all claims of third parties claiming through or under such Person, the Master Servicer or any Seller.

                    (k)  Location of Offices.  The chief executive office
                         -------------------
               of each Servicer and the Master Servicer is listed on
               Schedule 2, which office is the place where such Person is "located" for the purposes of Section 9-103(3)(d) of the Uniform Commercial Code of the State of New York, and the offices of each Servicer and the Master Servicer where such Servicer and the Master Servicer keeps its records concerning the Receivables are also listed in said Schedule. Such Person (i) will not move outside the State listed on
               Schedule 2 under the heading "Chief Executive Office" the location of its chief executive office or outside of the State listed on Schedule 2 under the heading "Offices Where Records Kept" the location of any of the offices where it keeps its records with respect to the Receivables without 30 days' prior written notice to the Administrative Agent and
               (ii) will promptly take all actions reasonably required (including but not limited to all filings and other acts necessary or advisable under the Uniform Commercial Code of each relevant jurisdiction) in order to continue the first priority perfected ownership interest of the Banks in all Receivables and other Pooled Property now owned or hereafter created. Such Person will give the Administrative Agent prompt notice of a change within the State listed on
               Schedule 2 of the location of its chief executive office or of a change within the State listed on Schedule 2 of the location of any office where it keeps its records with respect to the Receivables and the other Pooled Property.

                    (l)  No Adverse Change.  There has not been since the
                         -----------------
               date of this Agreement any material adverse change in the ability of such Person to perform its obligations under
               Article XII of this Agreement.

                    (m)  Lockboxes and other Payment Methods.  Listed on
                         -----------------------------------
               Schedule 3 is each Lockbox Account to which, as of the initial Closing Date, the Obligors have been directed to remit payments on account of the Receivables, except to the extent that any of the Servicers, in the normal course of their business and consistent with past practices, have directed such Obligors to remit payments by (i) delivering cash, a check or other instrument to or in care of the Person delivering goods to such Obligor, (ii) a wire transfer of such funds directly to the relevant Concentration Account or (iii) delivering a check to the business offices, agents or officers of such Servicer. Neither the Master Servicer nor any Servicer shall (i) add or terminate any bank as a bank at which a Lockbox Account is maintained, (ii) add or terminate any such Lockbox Account at any such bank or (iii) make any change in its instructions to any Obligor regarding payments to be made to any such bank or Lockbox Account; provided,
                                                               --------
               that a Servicer may at any time change its instructions to Obligors so as to require such Obligors to make payments to a different Lockbox Account, so long as such Servicer has previously delivered to the Administrative Agent an executed Lockbox Agreement in form and substance reasonably satisfactory to the Administrative Agent regarding such Lockbox Account.

                    (n)  Reports.  The information with respect to the
                         -------
               Receivables serviced by such Person contained in each Settlement Statement will be true and correct in all material respects as of the date of such Settlement Statement.

                    (o)  Instruments.  Such Person will not take any action
                         -----------
               to cause any Receivable to be evidenced by any instrument (other than an instrument which constitutes chattel paper) (as each such term is defined in the Uniform Commercial Code as in effect in the State of New York) except in connection with the enforcement or collection of a Receivable.

                    (p)  Extension of Receivables; Amendment of Policies.
                         -----------------------------------------------
               Extend, make any Adjustment to, rescind, cancel, amend or otherwise modify, or attempt or purport to extend, amend or otherwise modify, the terms of any Purchased Receivables, except (i) in accordance with the terms of the Policies,
               (ii) as required by any Requirement of Law, (iii) in the case of Adjustments, upon making an Adjustment Payment pursuant to subsection 12.4 or (iv) with the consent of the Required Banks, provided the Servicers may cause Receivables to become Charge-Offs. Neither the Servicers nor the Master Servicer shall amend or otherwise modify or waive any term or condition of the Policies except in accordance with subsection 5.8 of the Receivables Sale Agreement.

                    (q)  Ineligible Receivables.  Without the prior written
                         ----------------------
               approval of the Required Banks, such Person shall not take any action to cause, or which would permit, an Eligible Receivable to cease to be an Eligible Receivable, except as expressly permitted in this Agreement.

                    (r)  Notices.  Such Person will give written notice to
                         -------
               the Administrative Agent and each Bank promptly upon obtaining knowledge of (i) the occurrence of any Termination Event, Potential Termination Event, Servicer Default or Servicer Event of Default (which notice shall specify what, if any, action will be taken with respect thereto) and (ii) a breach of any of the representations and warranties of the Company set forth in Article V.

                    (s)  Financial Statements.  The Master Servicer shall
                         --------------------
               furnish to each Bank:

                         (i) as soon as available, but in any event within 90 days after the end of each fiscal year of the Master Servicer, a copy of the consolidated balance sheet of the Master Servicer and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income, shareholders' equity and retained earnings and cash flows for such year, setting forth the comparative amounts for the previous year and certified without a "going concern" or like qualification or exception, or scope limitation, by Arthur Andersen & Co. or other independent certified public accountants of nationally recognized standing reasonably acceptable to the Administrative Agent;

                         (ii) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Master Servicer, the unaudited consolidated balance sheet of the Master Servicer and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income, shareholders' equity and retained earnings and cash flows of the Master Servicer and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth the comparative amounts for the corresponding quarter and portion of the previous year, certified by a Responsible Officer of the Master Servicer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

                         (iii) as soon as available, but in any event not later than 45 days after the end of each month in each fiscal year of the Master Servicer, the unaudited consolidated balance sheet of the Master Servicer and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income, shareholders' equity and retained earnings and cash flows of the Master Servicer and its consolidated Subsidiaries for such month and the portion of the fiscal year through the end of such month, setting forth the comparative amounts for the corresponding month of the previous year, certified by a Responsible Officer of the Master Servicer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

               all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or Responsible Officer, as the case may be, and disclosed therein) except that the monthly financial statements provided pursuant to clause (iii) shall only be consistent with GAAP in all material respects and that the monthly financial statements provided pursuant to clause (iii) shall not be required to include footnotes.

                    (t)  Certificates; Other Information.  The Master
                         -------------------------------
               Servicer shall furnish to each Bank:

                         (i)  concurrently with the delivery of the
                    financial statements referred to in clause (s)(i), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Servicer Default or Servicer Event of Default, except as specified in such certificate;

                         (ii)  concurrently with the delivery of the
                    financial statements referred to in clause (s)(i) and
                    (ii), a certificate of a Responsible Officer of the Master Servicer stating that, to the best of such Responsible Officer's knowledge, each Transaction Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in the Transaction Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Servicer Default or Servicer Event of Default except as specified in such certificate.

                    (u)  Separate Corporate Existence of the Company.  The
                         -------------------------------------------
               Master Servicer shall cause the Company to comply with the provisions of subsection 7.9. Neither the Master Servicer nor any Servicer shall take any action, or omit to take any action, which is inconsistent with the provisions thereof. The Master Servicer shall not assign, pledge, transfer or otherwise dispose of the Capital Stock of the Company other than pursuant to the terms of the Pledge Agreement.

          Each of the Master Servicer and each Servicer agrees and acknowledges that each of the representations and warranties contained in this subsection 12.6 shall be deemed to have been made by the Master Servicer or such Servicer, as the case may be,
          (x) as of the Effective Date, and (y) with respect to an Increase in Net Investment, as of the related Closing Date, unless, in either case, such representation or warranty expressly relates only to a prior date.

                    12.7  Acquisition Obligation.  (a)  In the event of any
                          ----------------------
          breach of any of the representations, warranties or covenants of the Master Servicer or any Servicer which is an Affiliate of the Company contained in subsection 12.6(g), (i), (j), (k), (p) or
          (q), then upon the earlier to occur of the discovery of such event by such Person, or receipt by such Person of written notice of such event given by the Administrative Agent, the outstanding Principal Amount of Receivables shall be reduced by the Principal Amount of such Receivables in respect of which such representation or warranty was incorrect or such covenant was breached; provided, however, that (i) prior to the Amortization
                    --------  -------
          Period, to the extent that such a reduction would cause the Invested Percentage to be more than the Maximum Invested Percentage, the Master Servicer and the Servicers which are Affiliates of the Company, jointly and severally, agree to acquire such Receivable and any Related Property with respect thereto on the terms and conditions set forth in paragraph (b) below and (ii) during the Amortization Period, the Master Servicer and the Servicers which are Affiliates of the Company, jointly and severally, agree (regardless of which such Servicer or Master Servicer shall have been responsible for such breach) to acquire such Receivable and any Related Property with respect thereto on the terms and conditions set forth in paragraph (b) below. In the event of any breach of any of the representations, warranties or covenants of the Master Servicer or any Servicer which is not an Affiliate of the Company contained in subsection 12.6(g), (i), (j), (k), (p) or (q), then upon the earlier to occur of the discovery of such event by such Person, or receipt by such Person of written notice of such event given by the Administrative Agent, the outstanding Principal Amount of Receivables shall be reduced by the Principal Amount of such Receivables in respect of which such representation or warranty was incorrect or such covenant was breached upon the deposit by the Master Servicer or such Servicer (which deposit the Master Servicer or such Servicer hereby agrees to make) into the relevant Concentration Account in immediately available funds an amount equal to the Principal Amount of such Receivable (together with payments pursuant to paragraph (b), "Servicer Transfer Payments").

                    (b) If any breach of a representation, warranty or covenant by a Servicer or the Master Servicer which is an Affiliate of the Company which necessitates the acquisition of a Receivable by the Master Servicer and the Servicers pursuant to paragraph (a) remains uncured on the day which is 30 days after discovery or notice of such breach, the Master Servicer and such Servicers shall acquire such Receivable and any Related Property with respect thereto by depositing into the relevant Concentration Account in immediately available funds on such 30th day (or, if such day is not a Business Day, the immediately succeeding Business Day, an amount equal to (i) prior to an Amortization Period, the lesser of (A) the amount necessary to cause the Invested Percentage to equal the Maximum Invested Percentage and (B) the Principal Amount of such Receivable or
          (ii) during an Amortization Period, the Principal Amount of such Receivable (also, a "Servicer Transfer Payment"). Upon deposit of the Servicer Transfer Payment, the Banks shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to such Person, free and clear of any Lien created by the Banks but otherwise without recourse, representation or warranty, all the right, title and interest of the Banks in and to such Receivable, and all Related Property with respect thereto; and such retransferred Receivable shall be treated by the Banks as collected in full as of the date on which it was transferred. The Administrative Agent shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Master Servicer to effect the conveyance of such Receivables pursuant to this subsection 12.7. The obligation to acquire any Receivable shall constitute the sole remedy respecting any breach of the representations, warranties and covenants set forth in subsection 12.6(g), (i), (j), (k), (p) or (q) with respect to such Receivables available to Banks or the Administrative Agent on behalf of the Banks.

                    12.8  Obligations Unaffected.  The obligations of the
                          ----------------------
          Master Servicer, each Servicer and the Company to the Administrative Agent and the Banks under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable or any transfer and assignment of a Receivable.

                    12.9  Addition of Servicers.  Subject to the terms and
                          ---------------------
          conditions hereof, from time to time one or more Subsidiaries of C&A Products which the Required Banks have approved as additional Sellers pursuant to subsection 8.22 shall become additional Servicers parties hereto upon (a) execution by each such Subsidiary of an Additional Servicer Supplement and (b) satisfaction of all conditions precedent set forth in subsection
          3.4 of the Receivables Sale Agreement to such Subsidiary becoming an additional Seller.

                    12.10  Optional Termination of Servicers.  Any Servicer
                           ---------------------------------
          which is terminated as a Seller pursuant to subsection 9.15 of the Receivables Sale Agreement shall be released as a Servicer party hereto and shall cease to be a party hereto on the date it ceases to be a party to the Receivables Sale Agreement.

                    12.11  Interest on Overdue Payments.  If any amount
                           ----------------------------
          payable by the Servicers or the Master Servicer to the Banks or the Administrative Agent hereunder, whether on account of fees or expenses or on account of amounts collected by the Servicers or the Master Servicer or amounts payable pursuant to subsection
          12.4 or 12.7, or otherwise, is not paid by such Servicer or the Master Servicer, as the case may be, on the relevant Settlement Date or other relevant date, such amount shall be payable together with interest for each day from such Settlement Date or other relevant date, as the case may be, until such amount is paid in full at a rate per annum equal to ABR plus the Applicable
                                                        ----
          ABR Margin plus 2%.
                     ----

                    12.12  Servicer Events of Defaults.  If any of the
                           ---------------------------
          following events (herein called "Servicer Events Of Default") shall have occurred and be continuing:

                    (a) any Servicer or the Master Servicer, as the case may be, (1) shall fail to deliver any Daily Report or any Settlement Statement conforming in all material respects to the requirements of subsection 12.5 and such failure shall continue unremedied for two consecutive Business Days after the Administrative Agent shall have delivered notice thereof to such Servicer or the Master Servicer, as the case may be, provided that if a Force Majeure Delay shall have occurred
               --------
               with respect to any Servicer or the Master Servicer, as the case may be, (i) in the case of such an event with respect to a Servicer, the failure of any Daily Report or Settlement Statement to contain information with respect to the Receivables serviced by such Servicer or (ii) in the case of such an event with respect to the Master Servicer, the failure of the Master Servicer to deliver any Daily Report or Settlement Statement, shall not constitute, in either case, a Servicer Event of Default unless such failure continues for longer than the lesser of (x) ten consecutive Business Days and (y) the length of such Force Majeure Delay (or, if greater, two Business Days) after the Administrative Agent shall have delivered notice of such failure to the Company, or (2) shall fail to make any payment reflected in such Daily Report or Settlement Statement as being required to be made by it thereunder on the date such report or statement is delivered;

                    (b) any Servicer or the Master Servicer, as the case may be, shall fail to pay any amount required to be paid by it hereunder (other than those specified in paragraph (a) of this subsection 12.12) within five Business Days after the date when due;

                    (c) any Servicer or the Master Servicer, as the case may be, shall fail to observe or perform any covenant or agreement applicable to it contained herein (other than as specified in subsections (a) and (b) of this subsection 12.12), provided that, except in the case of any failure to
                       --------
               observe or perform any covenant contained in subsection 12.6(r)(i), no such failure shall constitute a Servicer Event of Default under this paragraph (c) unless such failure shall continue unremedied for a period of 30 consecutive days after notice thereof from the Administrative Agent, the Required Banks or the Company; provided that a Servicer Event of Default shall not be
               --------
               deemed to have occurred under this paragraph (c) based upon a breach of a representation, warranty or covenant contained in subsection 12.6(g), (i), (j), (k), (p) or (q) if the Servicers and Master Servicer shall have complied with the provisions of subsection 12.7 with respect thereto;

                    (d) any representation, warranty, certification or statement made or deemed made by any Servicer or the Master Servicer, as the case may be, in this Agreement or in any Settlement Statement or other certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been false or misleading in any material respect on or as of the date made or deemed made; provided that a Servicer Event of Default shall not be
                     --------
               deemed to have occurred under this paragraph (d) based upon a breach of a representation, warranty or covenant contained in subsection 12.6(g), (i), (j), (k), (p) or (q) if the Servicers and Master Servicer shall have complied with the provisions of subsection 12.7 with respect thereto;

                    (e) (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (A) relief in respect of any Servicer or the Master Servicer, as the case may be, or of a substantial part of its property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the any Servicer or the Master Servicer, as the case may be, or for a substantial part of its property or assets or (C) the winding-up or liquidation of the any Servicer or the Master Servicer, as the case may be; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or (ii) any Servicer or the Master Servicer, as the case may be, shall
               (A) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (B) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (i) above,
               (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Servicer or the Master Servicer, as the case may be, or for a substantial part of its property or assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors, (F) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (G) take any action for the purpose of effecting any of the foregoing; or

                    (f) a Purchase Termination Event shall have occurred and be continuing under the Receivables Sale Agreement;

          then, in any such event, so long as such Servicer Event of Default shall be continuing, with the consent of the Required Banks the Administrative Agent or the Company may, or upon the request of the Required Banks the Administrative Agent or the Company shall, terminate the rights of any or all of the Servicers and the Master Servicer in accordance with subsection 12.2(d) by notice to each such Servicer and/or the Master Servicer, as the case may be.

                    12.13  Audit.  Upon the earlier of (a) the date which
                           -----
          is 270 days after the Effective Date and (b) the date on which C&A Products shall have determined not to pursue the replacement or refinancing, in whole, of this Agreement and the other Transaction Documents with a Replacement Facility, the Administrative Agent, at the expense of C&A Products, may select and engage a third party to audit the Receivables and all computer programs, material and data of the Sellers required for the collection of Receivables by the Company. C&A Products hereby agrees to give the Administrative Agent prompt written notice of any determination referred to in clause (b) of the preceding sentence.

                    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                   [C&A RECEIVABLES COMPANY]


                                   By:_________________________
                                      Title:


                                   COLLINS & AIKMAN PRODUCTS CO.,
                                     as Master Servicer


                                   By:_________________________
                                      Title:

                                   Address for Notices:
                                   ________________________________
                                   ________________________________


                                   CHEMICAL BANK, as Administrative Agent
                                   and as a          Bank


                                   By:_________________________
                                      Title:


                                   The Servicers:
                                   --------------

                                   COLLINS & AIKMAN CORPORATION

                                   By:_________________________
                                      Title:

                                   Address for Notices:
                                   ________________________________
                                   ________________________________

                                   COLLINS & AIKMAN PRODUCTS CO., as
                                   Servicer for itself and for Ack-Ti-
                                   Lining, Inc. and The Akro Corporation

                                   By:_________________________
                                      Title:

                                   Address for Notices:
                                   ________________________________
                                   ________________________________

                                   DURA ACQUISITION CORP.

                                   By:_________________________
                                      Title:

                                   Address for Notices:
                                   ________________________________
                                   ________________________________

                                   IMPERIAL WALLCOVERINGS, INC.

                                   By:_________________________
                                      Title:

                                   Address for Notices:
                                   ________________________________
                                   ________________________________

                                   IMPERIAL WALLCOVERINGS (CANADA), INC.

                                   By:_________________________
                                      Title:

                                   Address for Notices:
                                   ________________________________
                                   ________________________________

                                   WCA CANADA, INC.

                                   By:_________________________
                                      Title:

                                   Address for Notices:
                                   ________________________________
                                   ________________________________

                                                        DRAFT 06/16/94

                                                               ANNEX X

          "ABR":  for any day, a rate per annum (rounded upwards, if
          ------
     necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum publicly
      ----------
     announced from time to time by Chemical as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective. "Base CD Rate" shall mean
                                              ------------
     the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) Statutory Reserves and (b) the Assessment Rate. "Three-Month Secondary CD Rate" shall mean, for any day, the
      -----------------------------
     secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. "Federal Funds Effective Rate" shall
                                ----------------------------
     mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the ABR shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the ABR due to a change in the Prime Rate, the Three-Month

     Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

          "ABR Participating Interest":  with respect to any Bank,
           --------------------------
     that portion of its Participating Interest in the Receivables with respect to which the Purchase Discount Amount is determined by reference to the ABR.

          "Accounts":  as defined in subsection 2.1(c)(ii) of the
           --------
     Receivables Transfer Agreement.

          "Acquiring Banks":  as defined in subsection 11.4(d) of the
           ---------------
     Receivables Transfer Agreement.

          "Additional Seller Supplement":  an instrument substantially
           ----------------------------
     in the form of Exhibit C to the Receivables Sale Agreement by which a Subsidiary of C&A Products becomes a Seller party to the Receivables Sale Agreement.

          "Additional Servicer Supplement":  an instrument
           ------------------------------
     substantially in the form of Exhibit F to the Receivables
     Transfer Agreement by which a Subsidiary of C&A Products becomes a Servicer party to the Receivables Transfer Agreement.

          "Adjusted Principal Amount":  (a) in the case of any
           -------------------------
     Receivable denominated in U.S. Dollars, the Principal Amount in respect thereof and (b) in the case of any Receivable denominated in Canadian Dollars, the Canadian Exchange Percentage of the
     Principal Amount in respect thereof.

          "Adjustment":  as defined in subsection 2.5 of the
           ----------
     Receivables Sale Agreement.

          "Adjustment Payment":  as defined in subsection 12.4 of the
           ------------------
     Receivables Transfer Agreement.

          "Administrative Agent":  Chemical, together with its
           --------------------
     affiliates, as the arranger of the Commitments and as the agent for the Banks under the Receivables Transfer Agreement.

          "Affiliate":  as to any Person, any other Person that
           ---------
     directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Aggregate Eligible Receivables":  the excess of (a) the
           ------------------------------
     Applicable Eligible Receivables Percentage of the aggregate outstanding Adjusted Principal Amount of all Receivables over (b)
                                                              ----
     the aggregate Excess Amounts with respect to all Obligors.

          "Agreement":  the agreement wherein such term is used, as
           ---------
     the same may from time to time be amended, supplemented or otherwise modified.

          "Amortization Period":  the period commencing after the end
           -------------------
     of the Commitment Period and ending with the termination of the Receivables Transfer Agreement pursuant to subsection 4.1 thereof.

          "Applicable ABR Margin":  (a) prior to the 270th day after
           ---------------------
     the Effective Date, 0% and (b) on and after such 270th day, the "Applicable Margin" with respect to "ABR Loans" (as each such term is defined in the Credit Agreement), determined in accordance with the provisions of the Credit Agreement as in effect on the Effective Date.

          "Applicable Eligible Receivables Percentage":  at any date
           ------------------------------------------
     of determination, a fraction (expressed as a percentage) equal to
     (a) the aggregate Adjusted Principal Amount of all Eligible Receivables determined pursuant to the most recent Settlement Statement divided by (b) the aggregate Adjusted Principal Amount
               ----------
     of all outstanding Receivables generated by the Sellers determined pursuant to such Settlement Statement.

          "Applicable Eurodollar Margin":  (a) prior to the 270th day
           ----------------------------
     after the Effective Date, 0.625% and (b) on and after such 270th day, the "Applicable Margin" with respect to "Eurodollar Loans" (as each such term is defined in the Credit Agreement), determined in accordance with the provisions of the Credit Agreement as in effect on the Effective Date.

          "Applicable Obligor Percentage":  with respect to any
           -----------------------------
     Obligor, (a) [7.5%], in the case of any such Obligor having a long-term senior unsecured debt rating of at least A- from S&P or A3 from Moody's or a short-term deposit or commercial paper rating of at least A-1 from S&P or P-1 from Moody's, provided,
                                                          --------
     that in the case of General Motors Corporation, Chrysler Corporation and Honda, the Applicable Obligor Percentage shall instead be [17.0%] so long as such Obligor maintains a short-term deposit or commercial paper rating of at least A-2 from S&P or P-2 from Moody's; (b) [5.0%], in the case of any such Obligor (not described in clause (a) above) having a long-term senior unsecured debt rating of at least BBB- from S&P or Baa3 from Moody's or a short-term deposit or commercial paper rating of at least A-3 from S&P or P-3 from Moody's; or (c) [2.0%], in the case of any other such Obligor.

          "Assessment Rate":  for any date, the annual rate (rounded
           ---------------
     upwards, if necessary, to the next 1/100 of 1%) most recently estimated by the Administrative Agent as the then current net annual assessment rate that will be employed in determining amounts payable by Chemical to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or such successor) of time deposits made in dollars at Chemical's domestic offices.

          "Average Default Ratio":  for any Settlement Period, a
           ---------------------
     percentage equal to (a) the sum of the Default Ratios for such Settlement Period and each of the [two] preceding Settlement
     Periods divided by (b) [3].
             ----------

          "Average Dilution Ratio":  with respect to any Settlement
           ----------------------
     Period, a fraction (a) the numerator of which is the aggregate amount of Dilutive Credits which are incurred with respect to the Receivables during the twelve-month period ended on the last day of such Settlement Period and (b) the denominator of which is the aggregate Adjusted Principal Amount of Receivables generated by the Sellers during the twelve-month period ended on the last day of such Settlement Period.

          "Bank":  each financial institution listed on Schedule 1 to
           ----
     the Receivables Transfer Agreement and each financial institution to which an assignment has been made pursuant to the terms of the Receivables Transfer Agreement, and any successor of the foregoing.

          "benefitted Bank":  as defined in subsection 11.12 of the
           ---------------
     Receivables Transfer Agreement.

          "Board":  the Board of Governors of the Federal Reserve
           -----
     System and any successor thereto.

          "Business Day":  any day (other than a day which is a
           ------------
     Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City; provided,
                                                         --------
     however, that, when used in connection with any Fixed Tranche or
     -------
     the determination of any Eurodollar Rate, the term "Business Day"
                                                         ------------
     shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "Business Day Received": as defined in subsection 12.1(d) of
           ---------------------
     the Receivables Transfer Agreement.

          "C&A Products":  Collins & Aikman Products Co., a Delaware
           ------------
     corporation.

          "Canada/Canadian Dollar Concentration Account":  as defined
           --------------------------------------------
     in subsection 2.7(a) of the Receivables Transfer Agreement.

          "Canada/U.S. Dollar Concentration Account":  as defined in
           ----------------------------------------
     subsection 2.7(a) of the Receivables Transfer Agreement.

          "Canadian Dollars":  dollars in lawful currency of Canada.
           ----------------

          "Canadian Dollar Subordinated Note":  as defined in
           ---------------------------------
     subsection 8.1 of the Receivables Sale Agreement.

          "Canadian Exchange Percentage":  at any date, the lesser of
           ----------------------------
     (a) 70% and (b) the Canadian Exchange Rate in effect on such date.

          "Canadian Exchange Rate":  at any date, the rate at which
           ----------------------
     Canadian Dollars may be exchanged into Dollars (expressed as the percentage of Dollars per Canadian Dollar), determined by reference to the relevant Reuters currency page. In the event that such rate does not appear on any Reuters currency page, the "Canadian Exchange Rate" shall be determined by reference to such
      ----------------------
     other publicly available service for displaying exchange rates with respect to Canadian Dollars as may be selected by the Administrative Agent. The Canadian Exchange Rate shall be determined by the Administrative Agent on each Settlement [Statement] Date and shall remain in effect until the next succeeding Settlement [Statement] Date. The Administrative Agent shall notify the Company and the Master Servicer of each such determination on the date thereof.

          "Capital Lease Obligations":  with respect to any Person,
           -------------------------
     the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes hereof, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

          "Capital Stock":  any and all shares, interests,
           -------------
     participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, options or other rights to purchase or acquire any of the foregoing.

          "Cash Equivalents":  book-entry securities, negotiable
           ----------------
     instruments or securities represented by instruments in bearer or registered form which evidence:

          (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, that at
                                                    --------
     the time of the investment or contractual commitment to invest therein the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

          (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating of A-1 from S&P or of P-1 from Moody's;

          (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby;

          (e) demand deposits, time deposits and certificates of deposit which are fully insured by the Federal Deposit Insurance Corporation;

          (f) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

          (g) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with
     (i) a depository institution or trust company (acting as principal) described in clause (b) above or (ii) so long as the Company takes actual or constructive possession of each security subject to such repurchase obligations, a depository institution or trust company the deposits of which are insured by the Federal Deposit Insurance Corporation; or

          (h) any other investment permitted by Moody's and S&P for short-term investment of funds supporting securities with a rating of A1/P1 or better.

          "Change in Control":  (a) any "Change in Control" under
           -----------------
     the Credit Agreement (as such term is defined therein on the Effective Date), (b) except upon the exercise by the Collateral Agent of any of its remedies in accordance with the terms of the Pledge Agreement (as in effect on the Effective Date), the Company shall at any time not be a direct wholly owned Subsidiary of C&A Products or (c) except as permitted pursuant to subsection 9.15 of the Receivables Sale Agreement and subsection
     12.10 of the Receivables Transfer Agreement, any Seller or Servicer (other than C&A Products) shall at any time not be wholly owned, either directly or indirectly, by C&A Products.

          "Charge-Offs":  with respect to the Receivables originated
           -----------
     by any Seller, for any period, the aggregate amount of such Receivables that are written off, or should be written off, during such period as uncollectible in accordance with the Policies of such Seller.

          "Chemical":  Chemical Bank, a New York banking corporation.
           --------

          "Closing Date":  as defined in subsection 2.3(a) of the
           ------------
     Receivables Transfer Agreement.

          "Code":  the Internal Revenue Code of 1986, as amended from
           ----
     time to time.

          "Collateral Agent":  as defined in the Credit Agreement.
           ----------------

          "Collections":  all cash collections and other cash proceeds
           -----------
     received in respect of Receivables and Related Property including, without limitation, Seller Repurchase Payments and Seller Adjustment Payments and any Investment Earnings.

          "Commitment":  of each Bank, the amount set forth opposite
           ----------
     the name of such Bank on Schedule 1 to the Receivables Transfer Agreement, as such amount may be changed pursuant to subsection
     2.10 or 11.4 of the Receivables Transfer Agreement.

          "Commitment Fee":  as defined in subsection 2.4 of the
           --------------
     Receivables Transfer Agreement.

          "Commitment Percentage":  as to any Bank, (a) on or prior to
           ---------------------
     the last day of the Commitment Period, the percentage equivalent of a fraction the numerator of which is the Commitment of such Bank and the denominator of which is the Maximum Commitment and
     (b) thereafter, the percentage equivalent of a fraction the numerator of which is the Participating Interest of such Bank and the denominator of which is aggregate amount of the Participating Interests of all Banks.

          "Commitment Period":  the period from and including the
           -----------------
     Effective Date, up to but not including the first to occur of (a) the Scheduled Termination Date, (b) any termination of the Commitments pursuant to Article IX of the Receivables Transfer Agreement and (c) termination (but not reduction) of the Commitments pursuant to subsection 2.10 of the Receivables Transfer Agreement.

          "Company":  [C&A Receivables Company], a _________
           -------
     corporation.

          "Complete Servicing Transfer":  as defined in subsection
           ---------------------------
     12.2(d) of the Receivables Transfer Agreement.

          "Concentration Accounts":  the collective reference to the
           ----------------------
     U.S. Concentration Account, the Canada/U.S. Dollar Concentration Account and the Canada/Canadian Dollar Concentration Account.

          "Contractual Obligation":  as to any Person, any provision
           ----------------------
     of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Control":  the possession, directly or indirectly, of the
           -------
     power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative thereto.

          "Credit Agreement":  the Credit Agreement dated as of June
           ----------------
     __, 1994 among the Credit Agreement Borrower, Collins & Aikman Corporation, as Guarantor, the Lenders named therein, Continental Bank, N.A. and NationsBank, N.A., as Managing Agents, and Chemical Bank, as Administrative Agent, as amended, supplemented or otherwise modified from time to time.

          "Credit Agreement Borrower":  Collins & Aikman Products Co.,
           -------------------------
     a Delaware corporation.

          "Daily Report":  as defined in subsection 12.5(a) of the
           ------------
     Receivables Transfer Agreement.

          "Days Sales Outstanding":  as of any day, the product of (a)
           ----------------------
     91 and (b) the amount obtained by dividing (i) the difference between (x) the amount of Receivables and (y) the aggregate bad debt reserve of the Sellers, in each case as at the end of the fiscal month immediately preceding the most recent Settlement Date, by (ii) aggregate net sales of the Sellers for the three-fiscal-month period immediately preceding the most recent Settlement Date.

          "Defaulted Receivable":  any Receivable which has been
           --------------------
     charged off, or should have been charged off, by the related
     Servicer as uncollectible in accordance with the Policies of such Servicer.

          "Default Ratio": (a) with respect to any Settlement Period
           -------------
     ending on or before April 30, 1994, a fraction (i) the numerator of which is the aggregate Adjusted Principal Amount of Receivables which first became 60 to 89 days past due as of the last day of such month and (ii) the denominator of which is the aggregate Adjusted Principal Amount of Receivables generated by the Sellers during the fourth preceding Settlement Period and (b) with respect to any Settlement Period ending on any date thereafter, a fraction (i) the numerator of which is the aggregate Adjusted Principal Amount of Receivables which first became 90 to 119 days past due as of the last day of such month and (ii) the denominator of which is the aggregate Adjusted Principal Amount of Receivables generated by the Sellers during the fifth preceding Settlement Period.

          "Designated Affiliate":  any Person as to which Holdings has
           --------------------
     the power (directly or indirectly) to vote 51% or more of the securities having ordinary voting power for the election of directors of such Person.

          "Dilution Reserve Ratio":  as of any day thereafter, the
           ----------------------
     percentage equivalent, determined pursuant to the most recent Settlement Statement, of the product of (x) the sum of clauses
                                  -------
     (i) and (ii) below and (y) clause (iii) below:

          (i) (A) [2.0] times (B) the Average Dilution Ratio for the most recently ended Settlement Period;

          (ii) the product of (A)(x) the highest Peak Dilution Ratio during the period of 12 calendar months ended on the last day of the most recently ended Settlement Period minus (y) the amount
                                               -----
     determined pursuant to clause (i)(B) of this definition and (B) the amount determined pursuant to clause (A)(x) above divided by
                                                           -------
     the amount determined pursuant to clause (A)(y) above; and

          (iii) (A) the aggregate Adjusted Principal Amount of
     Receivables generated by the Sellers during the most recently ended Settlement Period divided by (B) the aggregate Adjusted
                             -------
     Principal Amount of Eligible Receivables on the last day of such Settlement Period.

          "Dilutive Credits":  for any period, the aggregate amount of
           ----------------
     discount expense, rebates, refunds, billing error expense, credits against Receivables and other adjustments or allowances in respect of Receivables permitted or incurred by the Seller or Servicer with respect thereto during such period.

          "Discount Rate":  as of any day, the sum of (a) the weighted
           -------------
     average Purchase Discount Amount rate in effect with respect to the Participating Interest as at the end of the fiscal month immediately preceding the most recent

     Settlement Date and (b) the amount obtained by dividing (i) the
                                                    --------
     aggregate amount of fees (other than the Monthly Servicing Fee and the Purchase Discount Amount) accrued with respect to the Participating Interest during the fiscal month immediately preceding the most recent Settlement Date by (ii) the average daily Net Investment during such fiscal month.

          "Discounted Percentage":  as defined in Schedule 3 to the
           ---------------------
     Receivables Sale Agreement.

          "Documents":  as defined in subsection 5.15(d)(3) of the
           ---------
     Receivables Sale Agreement.

          "Dollars", "U.S. Dollars" and "$":  dollars in lawful
           -----------------------       -
     currency of the United States of America.

          "Early Termination":  as defined in Article VII of the
           -----------------
     Receivables Sale Agreement.

          "Effective Date":  as defined in subsection 6.1 of the
           --------------
     Receivables Transfer Agreement.

          "Eligible Letter of Credit":  any irrevocable direct pay [or
           -------------------------
     standby] letter of credit (a) issued in favor of the Company by
     (i) any Bank or (ii) any commercial bank that (x) has combined capital and surplus of not less than $500,000,000 and (y) has (or the holding company parent of which has) a long-term senior unsecured debt rating of at least A from S&P or at least A2 from Moody's and (b) which permits the Company to draw, upon notice to the issuing bank, an amount equal to the entire face amount of any Receivable supported thereby, in Dollars payable by the issuing bank in the United States, no later than 90 days after the original invoice date with respect to such Receivable.

          "Eligible Obligor":  each Obligor that satisfies each of the
           ----------------
     following eligibility criteria:

               (a) it is not organized or located (within the meaning of Section 9-103(3)(d) of the New York Uniform Commercial
          Code) in a jurisdiction other than the United States; provided, however, that (i) Receivables which have Obligors
          --------  -------
          organized or located in Canada or which are Japanese Obligors or (ii) Receivables which have Obligors not otherwise described in clause (i) above which are located (within the meaning of Section 9-103(3)(d) of the New York Uniform Commercial Code) outside the United States shall be excluded from this clause (a) if (x) in the case of clauses
          (i) and (ii) above, such Receivables would otherwise be Eligible Receivables and (y) in the case of clause (ii) above, (1) such Receivables are supported by an Eligible

     Letter of Credit and (2) the aggregate Adjusted Principal Amount of all such Receivables does not exceed 15% of the Adjusted
     Principal Amount of the Eligible Receivables;

               (b) it is not a direct or indirect Subsidiary of [Wickes Companies, Inc.];

               (c) it is not a domestic or foreign government or any agency, department, or instrumentality thereof; provided,
                                                          --------
          however, that up to 2% of the aggregate Adjusted Principal
          -------
          Amount of the Eligible Receivables may be owing by the United States government or any agency, department or instrumentality thereof; and

               (d) it is not the subject of any reorganization, bankruptcy, receivership, custodianship or insolvency, [unless the payment of Receivables from such Obligor is secured in a manner satisfactory to the Administrative Agent or, if such Receivables arise subsequent to a decree or order for relief under the Bankruptcy Reform Act of 1978, as amended, with respect to such Obligor, the Administrative Agent shall have determined that timely payment and collection of such Receivables will not be impaired].

          "Eligible Receivable":  as of any date, each Receivable in
           -------------------
     existence as of such date that is not subject to a Repurchase Event and (i) which the Administrative Agent determines, in its commercially reasonable judgment, to be an "Eligible Receivable" or (ii) that satisfies each of the following eligibility criteria:

               (a) the Company has lawful title to such Receivable, free and clear of all Liens other than the security interest in favor of the Banks;

               (b) the Banks have a Lien on such Receivable, which Lien is legal, valid, binding, perfected and first priority under the Uniform Commercial Code or other applicable law;

               (c) the Company has the full and unqualified right to assign and grant a Lien on such Receivable to the Banks;

               (d) such Receivable is payable in Dollars in the United States or Canada and is a legal, valid, binding and enforceable obligation of the Obligor under such Receivable; provided, however, that Receivables having an aggregate
          --------  -------
          Adjusted Principal Amount equal to no more than 5% of the aggregate Adjusted Principal Amount of all Eligible Receivables may be payable in Canadian dollars in the United States or Canada;

               (e)  such Receivable is not subject to any bona fide
                                                          ---- ----
          dispute, setoff, counterclaim or other claim or defense on the part of the related Obligor denying liability under such Receivable in whole or in part; provided, however, that any
                                          --------  -------
          such Receivable shall constitute an Eligible Receivable to the extent it is not subject to any such dispute, setoff, counterclaim or other claim or defense;

               (f) such Receivable is evidenced by an invoice rendered to the related Obligor and is not evidenced by any "instrument" or "chattel paper", as such terms are defined in the Uniform Commercial Code;

               (g)  such Receivable is a bona fide Receivable which
                                         ---- ----
          arose in the ordinary course of business, and with respect to which,

                    (i) in the case of a Receivable arising from the sale of goods, such goods have been shipped or delivered to and accepted by the Obligor, such Receivable was created as a result of a sale on an absolute basis and not on a consignment, approval or sale-and-return basis and all other actions have been taken necessary to create a binding obligation on the part of the Obligor for such Receivable, and

                    (ii) in the case of a Receivable relating to the sale of services, such services have been performed or completed and accepted by the Obligor and all other actions have been taken necessary to create a binding obligation on the part of the Obligor;

               (h) the Obligor with respect to such Receivable is an Eligible Obligor;

               (i) such Receivable is not outstanding more than 90 days past the original invoice date with respect thereto (which date, for all purposes of eligibility, shall not be later than the shipment date of the goods giving rise to such Receivable); provided, however, that Receivables of
                            --------  -------
          Imperial Wallcoverings, Inc. and Imperial Wallcoverings (Canada), Inc. (not to exceed an aggregate Adjusted Principal Amount of $12,500,000) may be outstanding for up to, but not in excess of, 120 days past such original invoice date;

               (j) payment with respect to such Receivable, if by check, has not been returned for insufficient funds;

               (k) such Receivable has not been placed with an attorney for collection;

               (l) such Receivable, to the extent it represents a consumer credit card receivable, conforms to all federal and state consumer protection laws;

               (m) if such Receivable represents a consumer credit card receivable, the Obligor with respect to such Receivable has not missed more than one payment in respect of such Receivable; and

               (o) such Receivable has such other characteristics or criteria as the Administrative Agent, in its reasonable discretion, may specify in writing to the Company.

          "Equipment":  as defined in subsection 2.1(c)(i) of the
           ---------
     Receivables Transfer Agreement.

          "ERISA":  the Employee Retirement Income Security Act of
           -----
     1974, as the same may be amended from time to time.

          "ERISA Affiliate":  with respect to any Person, any trade or
           ---------------
     business (whether or not incorporated) that is a member of a group of which such Person is a member and which is treated as a single employer under Section 414 of the Code.

          "Eurodollar Participating Interest":  with respect to any
           ---------------------------------
     Bank, that portion of its Participating Interest in the Receivables with respect to which the Purchase Discount Amount is determined by reference to the Eurodollar Rate.

          "Eurodollar Rate":  with respect to each day during each
           ---------------
     Transfer Period pertaining to a Fixed Tranche, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of (a) the Eurodollar Base Rate in effect for such Transfer Period and (b) Statutory Reserves. For purposes hereof,
     (a) if at least two offered rates for deposits in dollars for a period comparable to the applicable Transfer Period appear on page 3750 (or any successor page) of the Dow Jones Telerate Screen as of 11:00 a.m., London time, on the day that is two Business Days prior to the first day of such Transfer Period, the term "Eurodollar Base Rate" shall mean the arithmetic mean of all
           --------------------
     such offered rates and (b) if fewer than two such offered rates so appear on page 3750 (or any successor page) of the Dow Jones Telerate Screen, the term "Eurodollar Base Rate" shall mean the
                                --------------------
     rate (rounded upwards, if necessary, to the next 1/16 of 1%) at which dollar deposits approximately equal in principal amount to Chemical's portion of the applicable Fixed Tranche and for a period comparable to the applicable Transfer Period are offered to Chemical's office in which its relevant eurodollar operations are being conducted in immediately available funds in the eurodollar market at approximately 11:00 a.m., New York time, on the day that is two Business Days prior to the first day of such Transfer Period.

          "Excess Amount":  at any time, with respect to any Obligor,
           -------------
     the excess (if any) of (a) the aggregate outstanding Adjusted Principal Amount of the Eligible Receivables owing by such Obligor over (b) the Applicable Obligor Percentage of the
             ----
     aggregate outstanding Adjusted Principal Amount of all Eligible
     Receivables.

          "Excess Application Amount":  as defined in subsection
           -------------------------
     2.12(c) of the Receivables Transfer Agreement.

          "Facility Amount":  $150,000,000.
           ---------------

          "Financial Officer":  of any corporation, the chief
           -----------------
     financial officer, Senior Vice President-Finance and Accounting, Vice President-Finance, Controller, or Treasurer of such corporation.

          "Fixed Tranche":  a portion of the Net Investment on which
           -------------
     the rate at which the Purchase Discount Amount accrues is based upon the Eurodollar Rate.

          "Floating Tranche":  that portion of the Net Investment not
           ----------------
     allocated to a Fixed Tranche and the Purchase Discount Amount in respect of which is based upon the ABR.

          "Force Majeure Delay":  with respect to any Servicer or the
           -------------------
     Master Servicer, any cause or event which is beyond the control and not due to the negligence of such Servicer or the Master Servicer, as the case may be, which delays, prevents or prohibits such Person's delivery of Seller Daily Reports or Daily Reports and/or Seller Settlement Statements or Settlement Statements, as the case may be, including, without limitation, computer, electrical and mechanical failures, acts of God or the elements and fire; provided that no such cause or event shall be deemed to
               --------
     be a Force Majeure Delay unless the affected Servicer or Master Servicer shall have given the Company and the Administrative Agent written notice thereof as soon as possible after the beginning of such delay.

          "GAAP":  [generally accepted accounting principles in the
           ----
     United States of America as in effect as of the date of, and used in, the preparation of the audited financial statements delivered under the Receivables Transfer Agreement except that, with respect to the presentation of financial statements required to be furnished after the Effective Date, GAAP shall mean generally accepted accounting principles in the United States of America as in effect from time to time.]

          "Governmental Authority":  any international, Federal,
           ----------------------
     state, regional, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

          "Guarantee":  of or by any Person, shall mean (a) any
           ---------
     obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether
                            ---------------
     directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay or otherwise) or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, (iii) to maintain working capital, equity capital or other financial statement conditions or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (iv) entered into for the purpose of assuring in any other manner the holders of such Indebtedness of the payment thereof or to protect such holders against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness of any other Person, whether or not such Indebtedness is assumed by such Person; provided, however, that
                                             --------  -------
     the term Guarantee shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

          "Holdings":  Collins & Aikman Corporation, a Delaware
           --------
     corporation.

          "Incipient Purchase Termination Event":  any condition or
           ------------------------------------
     act specified in Article VII of the Receivables Sale Agreement that, with the giving of notice or the lapse of time or both, would become a Purchase Termination Event.

          "Increase in Net Investment":  for any applicable Closing
           --------------------------
     Date, the Dollar amount by which the Net Investment of the Banks is being increased on such Closing Date.

          "Indebtedness":  of any Person at any date, (a) all
           ------------
     indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all Capital Lease Obligations of such Person, (d) all obligations of such Person in respect of acceptances issued or created for the account of such

     Person, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on any property owned or acquired by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (f) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and (g) all Guarantees by such Person of Indebtedness of others. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner; provided
                                                            --------
     that, if the sole asset of such Person is its general partnership interest in such partnership, the amount of such Indebtedness shall be deemed equal to the value of such general partnership interest and the amount of any Indebtedness in respect of any Guarantee of such partnership Indebtedness shall be limited to the same extent as such Guarantee may be limited.

          "Indemnified Liabilities":  as defined in subsection 9.3 of
           -----------------------
     the Receivables Sale Agreement.

          "Indemnitee":  as defined in subsection 11.3 of the
           ----------
     Receivables Transfer Agreement.

          "Invested Percentage":  a fraction the numerator of which is
           -------------------
     Net Investment and the denominator of which is Aggregate Eligible Receivables.

          "Investment Earnings":  as defined in subsection 2.7(a)(iii)
           -------------------
     of the Receivables Transfer Agreement.

          "Japanese Obligor":  any of Fuji Heavy Industries, Inc.,
           ----------------
     Toyota Motor Co., Honda Motor Co., Ltd., Toyota Tsusho Corp., or Kotobakiya Fronte Co., Inc.

          "Lien":  with respect to any asset, (a) any mortgage, deed
           ----
     of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Lockbox Account" means each blocked deposit account
           ---------------
     identified by number and name of bank on Schedule 3 to the Receivables Transfer Agreement, including the box identified by location and number on such Schedule 3, and any replacements therefor or additions thereto which are acceptable to the Administrative Agent.

          "Lockbox Agreement" means a lockbox agreement in form and
           -----------------
     substance satisfactory to the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.14 of the Receivables Transfer Agreement.

          "Lockbox Bank" means each bank listed on Schedule 3, and any
           ------------
     replacements therefor or additions thereto agreed to in writing by the Administrative Agent.

          "Loss Reserve Ratio":  as of any day thereafter, the
           ------------------
     percentage equivalent, determined pursuant to the most recent Settlement Statement, of the product of:

          (i) the highest Average Default Ratio during the period of twelve consecutive calendar months ended on the last day of the most recently ended Settlement Period; and

          (ii) (A) the aggregate Adjusted Principal Amount of
     Receivables generated by the Sellers during the [four] preceding Settlement Periods divided by the outstanding Adjusted Principal
                        -------
     Amount of Eligible Receivables as of the last day of the preceding Settlement Period; and

          (iii) [2.0].

          "Loss to Liquidation Ratio":  a ratio (expressed as a
           -------------------------
     percentage), as of the last day of any fiscal month, equal to (a) the difference, if any, between (i) the aggregate reduction in the outstanding Adjusted Principal Amount of all Receivables as a result of Write-Offs during the immediately preceding twelve-fiscal-month period and (ii) the aggregate amount of Recoveries during such twelve-fiscal-month period, divided by (b) four times
                                             ----------
     the aggregate amount of Collections during the immediately preceding three-fiscal-month period.

          "Margin Stock":  as defined in Regulation U.
           ------------

          "Master Servicer":  C&A Products, in its capacity as Master
           ---------------
     Servicer under the Receivables Transfer Agreement.

          "Material Adverse Effect":  (a) with respect to the Master
           -----------------------
     Servicer, any Servicer or any Seller, (i) a materially adverse effect on the business, assets, properties, operations or financial condition of C&A Products and its Subsidiaries, taken as a whole, (ii) a material impairment of the ability of the Master Servicer, any Servicer or any Seller to perform any of its material obligations under any Transaction Document to which it is or will be a party or to consummate the Transactions or the Sale Transactions or (iii) an impairment of the validity or enforceability of, or a material impairment of the rights, remedies or benefits available to the Administrative Agent or the Banks under, any Transaction Document or (b) with respect to the Company, (i) a materially adverse effect on the business, assets, properties, operations or financial condition of the Company, (ii) a material impairment of the ability of the Company to perform any of its material obligations under any Transaction Document to which it is or will be a party or to consummate the Transactions or the Sale Transactions or (iii) an impairment of the validity or enforceability of, or a material impairment of the rights, remedies or benefits available to the Administrative Agent or the Banks under, any Transaction Document.

          "Maximum Commitment":  $150,000,000, as such amount may be
           ------------------
     reduced pursuant to subsection 2.10 of the Receivables Transfer
     Agreement.

          "Maximum Invested Percentage":  at a particular date, 100%
           ---------------------------
     minus the greater of (a) [17]% and (b) the Required Reserve
     -----
     Percentage.

          "Maximum Transfer Amount":  at a particular date, the lesser
           -----------------------
     of (a) the Maximum Commitment at such date and (b) the product of
     (i) the Maximum Invested Percentage at such date and (ii) Aggregate Eligible Receivables (which, for purposes of this definition, shall not include a Seller from which the Company has ceased purchasing Receivables pursuant to subsection 9.15 of the Receivables Sale Agreement and shall not include, from the date which is 30 days after the date of any such termination, a Seller with respect to which the Company has terminated its obligation to acquire Receivables pursuant to Article VII of the Receivables Sale Agreement) as of the close of business on the Business Day preceding such date.

          "Monthly Servicing Fee":  for each Settlement Period, the
           ---------------------
     product of (a) the number of days in such period, (b) 1% and (c) the average daily principal balance of Purchased Receivables during such period divided by 365.

          "Moody's":  Moody's Investors Service, Inc. and its
           -------
     successors.

          "Multiemployer Plan":  with respect to any Person, a
           ------------------
     multiemployer plan as defined in Section 4001(a)(3) of ERISA to which such Person or any ERISA Affiliate of such Person (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Net Investment":  at any time, the excess, if any, of (a)
           --------------
     the aggregate of the amount paid by the Banks pursuant to subsections 2.2 and 2.3 of the Receivables Transfer

     Agreement over (b) the aggregate amount of Collections
               ----
     distributed to the Banks in repayment of the Net Investment pursuant to the Receivables Transfer Agreement.

          "Obligor":  with respect to any Receivable, the Person or
           -------
     Persons obligated to make payments with respect to such Receivable, including any guarantor thereof.

          "Overallotment Option":  as defined in the Credit Agreement.
           --------------------

          "Partial Servicing Transfer":  as defined in subsection
           --------------------------
     12.2(d) of the Receivables Transfer Agreement.

          "Participants":  as defined in subsection 11.4(b) of the
           ------------
     Receivables Transfer Agreement.

          "Participating Interest":  as defined in subsection 2.2 of
           ----------------------
     the Receivables Transfer Agreement.

          "Payment Date":  as defined in subsection 2.3(a) of the
           ------------
     Receivables Sale Agreement.

          "PBGC":  the Pension Benefit Guaranty Corporation referred
           ----
     to and defined in ERISA.

          "Peak Dilution Ratio":  with respect to any Settlement
           -------------------
     Period, a fraction (a) the numerator of which is the aggregate amount of Dilutive Credits which are incurred with respect to the Receivables during the two-month period ended on the last day of such Settlement Period and (b) the denominator of which is the aggregate Adjusted Principal Amount of Receivables generated by the Sellers during the two-month period ended on the last day of such Settlement Period.

          "Person":  any natural person, corporation, business trust,
           ------
     joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

          "Plan":  with respect to any Person, any pension plan (other
           ----
     than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code which is maintained for employees of such Person or any ERISA Affiliate of such Person.

          "Pledge Agreement":  the Pledge Agreement referred to in the
           ----------------
     Credit Agreement.

          "Policies":  with respect to any Seller which has set forth
           --------
     its credit and collection policies in writing, such written credit and collection policies as they have been applied by such Seller in the ordinary course of its business prior to the Effective Date and, with respect to any Seller which has not set forth its credit and collection policies in writing, its credit and collection policies as in effect and applied by such Seller in the ordinary course of its business prior to the Effective Date, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Receivables Transfer Agreement.

          "Pooled Property":  as defined in subsection 2.1(a) of the
           ---------------
     Receivables Transfer Agreement.

          "Potential Termination Event":  any Termination Event and
           ---------------------------
     any event or condition that upon notice, lapse of time or both would constitute a Termination Event.

          "Preliminary Prospectus":  the preliminary prospectus of
           ----------------------
     Holdings dated May __, 1994, filed with the Securities and Exchange Commission in connection with the underwritten public offering of shares of common stock, par value $.01 per share, of Holdings, as amended or supplemented from time to time.

          "Principal Amount":  with respect to any Receivable, the
           ----------------
     amount due thereunder (expressed in U.S. Dollars or Canadian
     Dollars, as the case may be), net of any available prompt payment discount, volume discount or other promotional discount or rebate.

          "Purchase Discount Amount":  a purchase discount which (a)
           ------------------------
     accrues to the Banks in respect of the Participating Interest;
     (b) is payable in arrears on each Purchase Discount Amount Payment Date (both prior to and after the commencement of the Amortization Period) occurring during the period commencing on the date of the first transfer and assignment of the Participating Interest in Receivables and Related Property pursuant to subsection 2.3(a) of the Receivables Transfer Agreement and ending on the date on which the Net Investment is equal to zero and the Commitments of the Banks have terminated; and (c) is calculated at a rate per annum equal to: (i) in respect of that portion of the Net Investment allocated to any Fixed Tranche, the sum of the Eurodollar Rate with respect thereto plus the Applicable Eurodollar Margin and (ii) in respect
             ----
     of that portion of the Net Investment not allocated to any Fixed Tranche, the sum of the ABR in effect from time to time during the period for which payment is made plus the Applicable ABR
                                          ----
     Margin.

          "Purchase Discount Amount Payment Date":  (a) as to the
           -------------------------------------
     Floating Tranche, each Settlement Date, (b) as to any Fixed Tranche having a Transfer Period of one, two or three months, the last day of such Transfer Period, (c) as to any Fixed Tranche having a Transfer Period longer than three months, each day which is three months, or a whole multiple

                                                                         21
     thereof, after the first day of such Transfer Period, and the last day of such Transfer Period and (d) as to any Tranche, any date on which the principal portion of the Net Investment represented thereby is paid, prepaid or is otherwise due (by scheduled installment, mandatory prepayment, acceleration or otherwise).

          "Purchase Price":  as defined in subsection 2.2 of the
           --------------
     Receivables Sale Agreement.

          "Purchase Termination Event":  as defined in Article VII of
           --------------------------
     the Receivables Sale Agreement.

          "Purchased Receivable":  any Receivable sold to the Company
           --------------------
     by any Seller pursuant to, and in accordance with the terms of, the Receivables Sale Agreement and not resold to such Seller pursuant to subsection 2.1(b) or 2.6 thereof.

          "Rating Agencies":  Moody's and S&P.
           ---------------

          "Recapitalization Transactions":  as defined in the Credit
           -----------------------------
     Agreement.

          "Receivables":  the indebtedness and payment obligations of
           -----------
     any Person to a Seller arising from a sale of merchandise or services by such Seller, including, without limitation, any right to payment for goods sold or leased or for services rendered, and including the right of payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Person with respect thereto.

          "Receivables Sale Agreement":  the Receivables Sale
           --------------------------
     Agreement, dated as of June __, 1994, among the Sellers, and the Company, as buyer, as amended, supplemented or otherwise modified from time to time.

          "Receivables Transfer Agreement":  the Receivables Transfer
           ------------------------------
     and Servicing Agreement, dated as of June __, 1994, among the Company, as seller, the Master Servicer, the Servicers, the Banks and the Administrative Agent, as amended, supplemented or otherwise modified from time to time.

          "Recoveries":  amounts collected in respect of Defaulted
           ----------
     Receivables.

          "Register":  as defined in subsection 11.4(e) of the
           --------
     Receivables Transfer Agreement.

          "Regulation G, T, U or X":  Regulation G, T, U or X,
           -----------------------
     respectively, of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                                                                         22
          "Related Property":  as defined in subsection 2.1(a)(iv) of
           ----------------
     the Receivables Transfer Agreement.

          "Replacement Facility":  as defined in subsection 12.6 of
           --------------------
     the Receivables Transfer Agreement.

          "Reportable Event":  any reportable event as defined in
           ----------------
     Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

          "Reporting Day":  as defined in subsection 12.5 of the
           -------------
     Receivables Transfer Agreement.

          "Repurchase Amount":  as defined in subsection 2.6 of the
           -----------------
     Receivables Sale Agreement.

          "Repurchase Event":  as defined in subsection 2.6 of the
           ----------------
     Receivables Sale Agreement.

          "Required Banks":  Banks having Commitment Percentages the
           --------------
     sum of which, in the aggregate, is equal to or exceeds 51%.

          "Required Reserve Percentage":  as of any day, the sum,
           ---------------------------
     expressed as a percentage, of (a) the Loss Reserve Ratio, (b) the Dilution Reserve Ratio, (c) the Yield Reserve Ratio and (d) the Servicing Reserve Ratio.

          "Requirement of Law":  as to any Person, any law, treaty,
           ------------------
     rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer":  with respect to any Person, the
           -------------------
     chief executive officer, the president, any senior vice president or any vice president of such Person or, with respect to financial matters, the chief financial officer, Senior Vice
     President-Finance and Accounting, Vice President-Finance,
     Controller, or Treasurer of such Person.

          "Restricted Payments":  as defined in subsection 8.7 of the
           -------------------
     Receivables Transfer Agreement.

          "Retransfer Payment":  as defined in subsection 5.3(b) of
           ------------------
     the Receivables Transfer Agreement.

          "S&P":  Standard & Poor's Ratings Group and its successors.
           ---

                                                                         23
          "Sale Documents":  the Receivables Sale Agreement, the
           --------------
     Subordinated Notes and the Subordination Agreement.

          "Sale Termination Date":  as defined in subsection 9.15(b)
           ---------------------
     of the Receivables Sale Agreement.

          "Sale Transactions":  as defined in subsection 4.1(b) of the
           -----------------
     Receivables Sale Agreement.

          "Scheduled Termination Date":  the seventh anniversary of
           --------------------------
     the Effective Date.

          "Seller Addition Date":  as defined in subsection 3.4 of the
           --------------------
     Receivables Sale Agreement.

          "Seller Adjustment Payment":  as defined in subsection 2.5
           -------------------------
     of the Receivables Sale Agreement.

          "Seller Daily Report":  as defined in subsection 12.5(a) of
           -------------------
     the Receivables Transfer Agreement.

          "Seller Repurchase Payment":  as defined in subsection 2.6
           -------------------------
     of the Receivables Sale Agreement.

          "Seller Settlement Statement":  as defined in subsection
           ---------------------------
     12.5(b) of the Receivables Transfer Agreement.

          "Sellers":  as defined in the preamble to the Receivables
           -------
     Sale Agreement.

          "Servicer Default":  any Servicer Event of Default and any
           ----------------
     event or condition that upon notice, lapse of time or both would constitute a Servicer Event of Default.

          "Servicer Event of Default":  as defined in subsection 12.12
           -------------------------
     of the Receivables Transfer Agreement.

          "Servicer Transfer Payment":  as defined in subsection 12.7
           -------------------------
     of the Receivables Transfer Agreement.

          "Servicers":  each of the Sellers (excluding any such
           ---------
     Sellers which have been terminated as Servicers in accordance with the provisions of the Receivables Transfer Agreement) together with any other Person which has been added as a Servicer in accordance with the provisions of the Receivables Transfer Agreement, in their capacities as servicers under the Receivables Transfer Agreement.

          "Servicing Reserve Percentage":  as of any day, [0.5]%.
           ----------------------------

          "Settlement Date":  with respect to any fiscal month, the
           ---------------
     day that is 22 calendar days following the last day of such fiscal month (or if such 22nd calendar day is not a Business Day, the next succeeding Business Day).

                                                                         24
          "Settlement Period":  each calendar month.
           -----------------

          "Settlement Statement":  as defined in subsection 12.5(b) of
           --------------------
     the Receivables Transfer Agreement.

          "Settlement Statement Date":  with respect to any fiscal
           -------------------------
     month for which a Settlement Statement is required to be prepared, the day that is 16 calendar days following the last day of such fiscal month (or, if such 16th calendar day is not a Business Day, the next succeeding Business Day).

          "Single Employer Plan":  any Plan which is covered by Title
           --------------------
     IV of ERISA, but which is not a Multiemployer Plan.

          "Statutory Reserves":  a fraction (expressed as a decimal),
           ------------------
     the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which the Administrative Agent is subject (a) with respect to the Base CD Rate (as such term is used in the definition of "ABR"), for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months, and (b) with respect to the Eurodollar Rate, for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Fixed Tranches shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets which may be available from time to time to any Bank under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Subordinated Notes":  as defined in subsection 8.1 of the
           ------------------
     Receivables Sale Agreement.

          "Subordination Agreement":  the Subordination Agreement,
           -----------------------
     dated as of June __, 1994 among the Sellers, the Master Servicer, the Company and the Administrative Agent, as amended, supplemented or otherwise modified from time to time.

          "Subsequent Financing Party":  as defined in subsection 9.4
           --------------------------
     of the Receivables Sale Agreement.

          "Subsidiary":  with respect to any Person (herein referred
           ----------
     to as the "parent"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at

                                                                         25
     the time any determination is being made, owned, controlled or held, or (b) which is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Substitute Servicer":  as defined in subsection 12.2(d) of
           -------------------
     the Receivables Transfer Agreement.

          "Termination Event":  as defined in Article IX of the
           -----------------
     Receivables Transfer Agreement.

          "Tranches":  the collective reference to the Floating
           --------
     Tranche and the Fixed Tranches.

          "Transaction Documents":  the Receivables Transfer
           ---------------------
     Agreement, the Receivables Sale Agreement, the Subordination
     Agreement and the Lockbox Agreements.

          "Transaction Parties":  the Company, the Master Servicer,
           -------------------
     the Sellers and the Servicers.

          "Transactions":  as defined in subsection 5.1(b) of the
           ------------
     Receivables Transfer Agreement.

          "Transfer Notice":  as defined in subsection 12.2(d) of the
           ---------------
     Receivables Transfer Agreement.

          "Transfer Period":  with respect to any portion of the Net
           ---------------
     Investment allocated to a Fixed Tranche:

               (a) initially, the period commencing on the Closing Date or conversion date, as the case may be, with respect to such Fixed Tranche and ending one, two, three or six months thereafter, as selected by the Company in its notice of Closing Date or notice of conversion, as the case may be, given with respect thereto; and

               (b) thereafter, each period commencing on the last day of the next preceding Transfer Period applicable to such Fixed Tranche and ending one, two, three or six months thereafter, as selected by the Company by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Transfer Period with respect thereto;

     provided that, all of the foregoing provisions relating to
     --------
     Transfer Periods are subject to the following:

               (1) if any Transfer Period would otherwise end on a day that is not a Business Day, such Transfer Period shall be extended to the next succeeding Business Day

                                                                         26
          unless the result of such extension would be to carry such Transfer Period into another calendar month in which event such Transfer Period shall end on the immediately preceding Business Day;

               (2) any Transfer Period that would otherwise extend beyond the Scheduled Termination Date shall end on the Scheduled Termination Date; and

               (3) any Transfer Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Transfer Period) shall end on the last Business Day of a calendar month.

          "Transferee":  as defined in subsection 11.4(g) of the
           ----------
     Receivables Transfer Agreement.

          "Transferred Agreement":  as defined in subsection 2.1(b) of
           ---------------------
     the Receivables Transfer Agreement.

          "Transferring Servicer":  as defined in subsection 12.2(d)
           ---------------------
     of the Receivables Transfer Agreement.

          "U.S. Concentration Account":  as defined in subsection
           --------------------------
     2.7(a) of the Receivables Transfer Agreement.

          "U.S. Dollar Subordinated Note":  as defined in subsection
           -----------------------------
     8.1 of the Receivables Sale Agreement.

          "Weekly Transfer Date":  (a) the second Business Day of each
           --------------------
     calendar week, except for any calendar week in which a Settlement Date occurs, and (b) each Settlement Date.

          "Withdrawal Liability":  liability to a Multiemployer Plan
           --------------------
     as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          "Write-Offs":  with respect to any Seller, for any period,
           ----------
     the aggregate amount of Receivables that are written off during such period as uncollectible in accordance with the Policies of such Seller.

          "Yield Reserve Ratio":  as of any day, the amount as of such
           -------------------
     day obtained by dividing (a) the product of (i) [2], (ii) Days
                     --------
     Sales Outstanding as of the Settlement Date immediately preceding such day and (iii) the Discount Rate in effect as of the Settlement Date immediately preceding such day by (b) 360.

                                      SCHEDULE 1
                                      ----------

                      NAMES, ADDRESSES AND COMMITMENTS OF BANKS
                      -----------------------------------------



          Commitment
          ----------

          CHEMICAL BANK . . . . . . . . . . . . . . . . . . .  $150,000,000
          270 Park Avenue
          New York, New York 10017
          Attention:
          Telecopy No.:

                                      SCHEDULE 2
                                      ----------

                        LOCATIONS OF CHIEF EXECUTIVE OFFICES;
                            LOCATIONS OF BOOKS AND RECORDS
                            ------------------------------




                                                Location of      Offices
               Seller        State  of        Chief Executive    Where
                             Incorporation   Office              Records are
                                                                 Kept
         Ack-Ti-Lining,
         Inc.

         The Akro
         Corporation

         Collins & Aikman
         Corporation
         Collins & Aikman
         Products Co.

         Dura Acquisition
         Corp.

         Imperial
         Wallcoverings,
         Inc.
         Imperial
         Wallcoverings
             (Canada), Inc.

         WCA Canada, Inc.

                                      SCHEDULE 3
                                      ----------

                                      LOCKBOXES
                                      ---------



                                                         Account No.
                                                         (including

                 Seller                   Bank           Lockbox No.)
                 ------                   ----           ---------------
         Ack-Ti-Lining, Inc.

         The Akro Corporation

         Collins & Aikman
         Corporation
         Collins & Aikman
         Products Co.

         Dura Acquisition
         Corp.

         Imperial
         Wallcoverings, Inc.
         Imperial
         Wallcoverings
         (Canada), Inc.

         WCA Canada, Inc.

                                      SCHEDULE 4
                                      ----------

                             TRANSACTIONS WITH AFFILIATES
                             ----------------------------

                                      SCHEDULE 5
                                      ----------

                               CONTRACTUAL OBLIGATIONS
                               -----------------------

                                      SCHEDULE 6
                                      ----------

                                    LOCAL COUNSEL
                                    -------------


               State                              Counsel
               -----                              -------